                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 2)


    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Brite Voice Systems, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Brite Voice Systems, Inc.
- --------------------------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/x/  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        common stock, no par value
        -----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

         3,331,000 shares
        -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        $18.3125 per share
        -----------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        $60,998,937
        ------------------------------------------------------------------------
     5) Total fee paid:

        $12,200.00
        -----------------------------------------------------------------------

Set forth the amount on which the filing fee is calculated and state how it was determined:

     The fee is computed pursuant to the provisions of Rule 0-11 and is based on the average of the high and low prices for the common stock on May 21, 1995, as reported on the Nasdaq Stock Market.

/x/  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:


        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]
                           BRITE VOICE SYSTEMS, INC.


                                                                   July 17, 1995


DEAR STOCKHOLDER:


    You are cordially invited to attend the Special Meeting of the Stockholders of BRITE VOICE SYSTEMS, INC. to be held at 10:00 a.m., local time, on August 8, 1995 at the principal offices of the Company, 7309 East 21st Street North, Wichita, Kansas.


    At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), dated as of May 24, 1995, between the Company, each of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. (collectively the "TSL Companies"), and the shareholders of the TSL Companies (the "TSL Shareholders"), to approve the mergers (the "Mergers") of each of the TSL Companies with and into the Company pursuant to the Merger Agreement and to approve the issuance of shares of Common Stock in the Mergers. As a result of the Mergers, the TSL Shareholders will receive an aggregate of 3,331,000 shares of the Company's Common Stock for all of the outstanding shares of common stock of the TSL Companies.

    YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGERS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT, APPROVAL OF THE MERGERS AND APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK IN THE MERGERS. ALL STOCKHOLDERS HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE MERGERS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT UNDER THE HEADING "THE MERGERS -- DISSENTERS' RIGHTS."

    Details of the proposed Mergers and other important information concerning the Company and the TSL Companies appear in the accompanying Proxy Statement. Please give this material your careful attention.


    Whether or not you plan to attend the Special Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope. If no voting instruction is given, a signed proxy card will be voted in favor of the Mergers. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Special Meeting. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.


                                          Sincerely,

                                          Stanley G. Brannan
                                          PRESIDENT AND CHAIRMAN
                                          OF THE BOARD OF DIRECTORS

                           BRITE VOICE SYSTEMS, INC.

                               ------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON AUGUST 8, 1995


                             ---------------------

To the Stockholders of

BRITE VOICE SYSTEMS, INC.:


    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of BRITE VOICE SYSTEMS, INC. ("Brite" or the "Company"), a Kansas corporation, will be held at 10:00 a.m., local time, on August 8, 1995, at the principal offices of the Company, 7309 East 21st Street North, Wichita, Kansas.


    1. To approve and adopt the Agreement and Plan of Reorganization and Merger (the "Merger Agreement"), dated as of May 24, 1995, between the Company, each of Telecom Services Limited (U.S.), Inc., Telecom Services Limited
       (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. (collectively the "TSL Companies"), and the shareholders of the TSL Companies (the "TSL Shareholders"), to approve the mergers (the "Mergers") of the TSL Companies with and into the Company pursuant to the Merger Agreement and to approve the issuance of shares of the Company's Common Stock in the Mergers. As a result of the Mergers, the TSL Shareholders will receive an aggregate of 3,331,000 shares of common stock for all of the shares of common stock of the TSL Companies. Upon consummation of the Mergers there will be approximately 11,449,225 shares of the Company's Common Stock outstanding.

    2. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

    Only stockholders of record at the close of business on June 30, 1995 are entitled to notice of and to vote at the Special Meeting. ALL STOCKHOLDERS HAVE DISSENTERS' RIGHTS IN CONNECTION WITH THE MERGERS, AS DESCRIBED IN THE
ACCOMPANYING PROXY STATEMENT UNDER THE HEADING "THE MERGERS -- DISSENTERS' RIGHTS."


    All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to sign, complete and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If no voting instruction is given, a signed proxy card will be voted in favor of the Mergers. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. ANY STOCKHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.


                                          Sincerely,

                                          Glenn A. Etherington
                                               SECRETARY

Wichita, Kansas

July 17, 1995

                           BRITE VOICE SYSTEMS, INC.
                          7309 EAST 21ST STREET NORTH,
                             WICHITA, KANSAS 67206

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

                                 AUGUST 8, 1995


                             ---------------------


    This Proxy Statement is being furnished to holders of common stock, no par value per share ("Common Stock"), of Brite Voice Systems, Inc., a Kansas corporation ("Brite" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of the Stockholders of the Company to be held at 10:00 a.m., local time, on August 8, 1995 or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders (the "Special Meeting"). The Special Meeting will be held at the principal offices of the Company, 7309 East 21st Street North, Wichita, Kansas.



    THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT JULY 18, 1995.



               THE DATE OF THIS PROXY STATEMENT IS JULY 17, 1995.

                             AVAILABLE INFORMATION

    The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference room of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the public reference facilities in the New York Regional Office, Seven World Trade Center, 13th Floor, New York, New York 10048, and the Chicago Regional Office, Room 1400, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained at prescribed rates by writing to the Commission, Public Reference Section, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549.

    The TSL Companies are not subject to the informational requirements of the Exchange Act.

                      DOCUMENTS INCORPORATED BY REFERENCE


    THIS PROXY STATEMENT INCORPORATES BY REFERENCE DOCUMENTS OF THE COMPANY WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF ANY SUCH DOCUMENTS, OTHER THAN EXHIBITS TO SUCH DOCUMENTS, ARE AVAILABLE WITHOUT CHARGE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON WRITTEN OR ORAL REQUEST TO THE SECRETARY OF BRITE, 7309 EAST 21ST STREET NORTH, WICHITA, KANSAS 67206; TELEPHONE NUMBER (316) 652-6500. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, A REQUEST SHOULD BE MADE BEFORE JULY 29, 1995.


    THE FOLLOWING DOCUMENTS, HERETOFORE FILED WITH THE COMMISSION PURSUANT TO THE EXCHANGE ACT, ARE INCORPORATED HEREIN BY THIS REFERENCE:

        (1) THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994;

        (2) THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 1995; AND

        (3) THE COMPANY'S PROXY STATEMENT FOR ITS ANNUAL MEETING OF STOCKHOLDERS HELD ON MAY 9, 1995.

    ANY STATEMENTS CONTAINED IN DOCUMENTS INCORPORATED BY REFERENCE HEREIN SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES HEREOF TO THE EXTENT THAT A STATEMENT CONTAINED HEREIN (OR IN ANY OTHER SUBSEQUENTLY FILED DOCUMENT WHICH ALSO IS INCORPORATED BY REFERENCE HEREIN) MODIFIES OR SUPERSEDES SUCH STATEMENT. ANY STATEMENT SO MODIFIED OR SUPERSEDED SHALL NOT BE DEEMED TO CONSTITUTE A PART HEREOF, EXCEPT AS SO MODIFIED OR SUPERSEDED.

    ALL DOCUMENTS FILED BY THE COMPANY PURSUANT TO SECTIONS 13(A), 13(C), 14 AND 15(D) OF THE EXCHANGE ACT SUBSEQUENT TO THE DATE HEREOF AND PRIOR TO THE DATE OF THE SPECIAL MEETING, AND ANY AND ALL ADJOURNMENTS THEREOF, SHALL BE DEEMED TO BE INCORPORATED BY REFERENCE HEREIN AND TO BE A PART HEREOF FROM THE DATE ANY SUCH DOCUMENT IS FILED. ALL INFORMATION APPEARING IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY THE INFORMATION AND FINANCIAL STATEMENTS (INCLUDING NOTES THERETO) APPEARING IN THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE.

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
AVAILABLE INFORMATION.....................................................    2
DOCUMENTS INCORPORATED BY REFERENCE.......................................    2
SUMMARY...................................................................    4
  The Company.............................................................    4
  The TSL Companies.......................................................    4
  The Meeting.............................................................    5
  Purpose of the Meeting..................................................    5
  Record Date; Stockholders Entitled to Vote; Vote Required...............    5
  Appraisal Rights of Dissenting Stockholders.............................    5
  Special Considerations..................................................    5
  Effect of Mergers; Consideration........................................    5
  Recommendation of the Board of Directors and Reasons for the Mergers....    6
  Opinion of Lazard Freres & Co LLC.......................................    6
  Effective Time of the Mergers...........................................    6
  Conditions to the Mergers; Termination and Amendment....................    7
  Merger Expenses.........................................................    7
  Accounting Treatment....................................................    7
  Federal Income Tax Treatment............................................    7
  Regulatory Matters......................................................    7
  Registration Rights.....................................................    7
  Employment Agreements...................................................    8
SPECIAL CONSIDERATIONS....................................................    8
  Risks Related to the Mergers............................................    8
  Risks Related to the TSL Companies' Business............................    9
SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA................   11
  Selected Historical Financial Data......................................   12
  Brite and TSL Selected Unaudited Pro Forma Financial Data...............   13
THE MEETING...............................................................   14
  General.................................................................   14
  Matters to Be Considered at the Meeting.................................   14
  Recommendation of the Board ofDirectors.................................   14
  Record Date; Voting at the Meeting; Vote Required.......................   14
  Proxies.................................................................   14
THE MERGERS...............................................................   15
  Background of the Mergers...............................................   15
  Reasons for the Mergers; Recommendation of the Board of Directors.......   18

                                                                            PAGE
                                                                            ----

  Conduct of Business of the Combined Company Following the Mergers.......   19
  Opinion of Lazard Freres & Co. LLC......................................   20
  Federal Income Tax Treatment............................................   23
  Accounting Treatment....................................................   23
  Regulatory Matters......................................................   23
  Dissenters' Rights......................................................   23
THE MERGER AGREEMENT......................................................   25
  General.................................................................   25
  Effective Time of Mergers...............................................   25
  Manner and Basis of Converting Shares...................................   25
  Restrictions on Resale of Common Stock..................................   25
  Conduct of Business Prior to the Mergers................................   26
  Corporate Structure and Related Matters After the Mergers...............   27
  Conditions to the Mergers...............................................   27
  Registration Rights.....................................................   29
  Termination; Amendment..................................................   30
  Expenses................................................................   31
  Indemnification.........................................................   31
EMPLOYMENT AGREEMENTS.....................................................   32
SELECTED COMBINED FINANCIAL DATA OF THE TSL COMPANIES.....................   33
THE TSL COMPANIES MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
 CONDITION AND RESULTS OF OPERATIONS......................................   34
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
 INFORMATION..............................................................   37
INFORMATION CONCERNING THE COMPANY........................................   45
INFORMATION CONCERNING THE TSL COMPANIES..................................   45
  General.................................................................   45
  Executive Officers, Directors and Shareholders..........................   45
  Products and Services...................................................   46
  Markets and Customers...................................................   48
  Research and Development................................................   49
  Competition.............................................................   49
  Patents and Trademarks..................................................   49
  Employees...............................................................   49
  Properties..............................................................   50
  Legal Proceedings.......................................................   50
OTHER MATTERS.............................................................   50
INDEX TO COMBINED FINANCIAL STATEMENTS OF THE TSL COMPANIES...............  F-1



ANNEX A - AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
ANNEX B - FAIRNESS OPINION OF LAZARD FRERES & CO. LLC
ANNEX C - KANSAS GENERAL CORPORATION CODE, SECTION 17-6712

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THIS PROXY STATEMENT, THE ANNEXES HERETO AND THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT AND THE ACCOMPANYING ANNEXES IN THEIR ENTIRETY. CAPITALIZED TERMS USED BUT NOT DEFINED IN THIS SUMMARY SHALL HAVE THE MEANINGS ASCRIBED TO SUCH TERMS ELSEWHERE IN THIS PROXY STATEMENT.

THE COMPANY

    Brite Voice Systems, Inc. (together with its subsidiaries, "Brite" or "the Company") designs, integrates, assembles and markets voice processing systems and services which incorporate audiotex, voice response, voice recognition, voice/facsimile messaging and interactive computer applications into customized market solutions. The Company's customers include telephone companies, government agencies, utility companies, yellow pages publishers, universities, financial institutions, cellular network operators and newspapers.

    The Company was incorporated in Kansas in 1984. Its principal executive offices are located at 7309 East 21st Street North, Wichita, Kansas 67206, and its telephone number at that location is (316) 652-6500.

THE TSL COMPANIES

    Telecom Services Limited (U.S.), Inc. ("TSL(US)"), Telecom Services  Limited
(West), Inc. ("TSL(West)"), TSL Software Services, Inc. ("TSL Software"), and TSL Management Group, Inc. ("TSL Management") (collectively the "TSL Companies" or "TSL"), are New Jersey corporations which are affiliated by common ownership. TSL(US) was incorporated on July 14, 1986, TSL(West) was incorporated on December 15, 1988, TSL Software was incorporated on September 21, 1989, and TSL Management was incorporated on December 29, 1992. The principal executive office of TSL (US), is located at 50 Broad Street, New York City, New York 10004. The TSL Companies' telephone number at that location is (212) 248-2000. The principal executive office of TSL(West) is located at 220 Montgomery Street, Suite 917, San Francisco, California 94104. The TSL Companies' telephone number at that location is (415) 291-8440. The principal executive offices of TSL Software and TSL Management are located at 1259 Route 46, Building 1, Parsippany, New Jersey 07054. The TSL Companies' telephone number at that location is (201) 334-4042.

    The TSL Companies offer a broad array of services and products which assist clients in managing various aspects of their telecommunications requirements, including managing and reducing expenses, selecting service and equipment vendors, designing and implementing telecommunications systems, managing day-to-day operations, and developing management reports and applications. The TSL Companies' operations are comprised of the following four symbiotic categories:

    MANAGEMENT SOFTWARE APPLICATIONS AND SERVICES: The TSL Companies, using their proprietary software, manage the cost allocation and call accounting activities of clients' telecommunications operations and provide consulting services associated with the implementation of the TSL Companies' software. In addition, the TSL Companies employ and license a PC-based operations management system to aid facilities management, including the management of equipment inventories and circuits, work orders, trouble reporting, invoice processing, telephone directories and trading floors.

    OPERATIONS MANAGEMENT: The TSL Companies offer on-site and off-site operational support of clients' telecommunications invoice processing, move-add-change, internal directory maintenance, help desk functions and related activities.

    BILLING VERIFICATION SERVICES: The TSL Companies audit clients' telecommunications bills to verify that they reflect charges for telephone services (voice and data) and equipment actually contracted for and used, and that appropriate billing tariffs, rates, taxes and surcharges have been properly applied. The TSL Companies prepare and submit refund requests and ensure that clients receive the appropriate reimbursement for incorrect prior bills as well as ensuring that future bills are correct.

    TECHNICAL CONSULTING: The TSL Companies analyze, design, implement, engineer and procure clients' voice and data communications networks. The TSL Companies also offer specialized services such as planning and overseeing corporate relocations, designing voice and data networks, designing and implementing trading floor networks, and developing disaster recovery plans.

THE MEETING


    The Special Meeting will be held on August 8, 1995 at 10:00 a.m., local time, at the principal offices of the Company, 7309 East 21st Street North, Wichita, Kansas.


PURPOSE OF THE MEETING

    At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon proposals to approve and adopt the Merger Agreement
(included as ANNEX A to this Proxy Statement and incorporated herein by reference), to approve the Mergers and to approve the issuance of shares of the Company's common stock, no par value per share (the "Common Stock") in the Mergers. See "Record Date; Voting at the Meeting; Vote Required."

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE; VOTE REQUIRED

    Only holders of record of Common Stock at the close of business on June 30, 1995 are entitled to notice of and to vote at the Special Meeting. At such date, there were 8,118,225 shares of Common Stock outstanding, each of which will be entitled to one vote. As of such date, directors and executive officers of the Company and their affiliates may be deemed to be beneficial owners of Common Stock representing approximately 25.4% of the outstanding Common Stock. Approval of the Merger Agreement, the Mergers and the issuance of the shares of Common Stock in the Mergers will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. See "Record Date; Voting at the Meeting; Vote Required."

APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS

    Holders of Common Stock who file a written objection to and do not vote in favor of the Mergers may, under certain circumstances and by following procedures prescribed by the Kansas General Corporation Code, exercise dissenters' rights and receive cash for their shares of Common Stock. The failure of a dissenting stockholder to follow the appropriate procedures, including not voting in favor of the Mergers, may result in the termination or waiver of such rights. A proxy granted with respect to a stockholder's Common Stock, if revoked prior to the vote on the Mergers, will not affect the stockholder's ability to assert dissenters' rights.

    The TSL Shareholders, pursuant to the Merger Agreement, have waived all dissenters' rights available to them under applicable New Jersey law and have agreed to vote all of their shares of common stock in each of the TSL Companies (the "TSL Shares") in favor of the Mergers.

    For information regarding dissenters' rights under Kansas law, see "The Mergers -- Dissenters' Rights."

SPECIAL CONSIDERATIONS

    For a discussion of certain factors that should be considered carefully in evaluating the proposed Mergers, see "Special Considerations."

EFFECT OF MERGERS; CONSIDERATION

    Upon consummation of the Mergers, each of the TSL Companies will be merged with and into the Company. All of the TSL Shares outstanding immediately prior to the Mergers will be converted into the right to receive an aggregate of 3,331,000 shares of Common Stock. For a discussion of the allocation of such shares among the TSL Shareholders, see "Information Concerning the TSL Companies
- -- Shareholders."

RECOMMENDATION OF THE BOARD OF DIRECTORS AND REASONS FOR THE MERGERS

    The Board of Directors considered a number of potential benefits expected to be derived from the Mergers, including the TSL Companies' history of growth and profitability, a substantial increase in the percentage of the Company's revenues expected to be derived from the provision of continuing services, the opportunity to diversify the Company's business into a closely related and rapidly developing industry, the potential sales synergies between the Company and the TSL Companies, and in particular, the potential for sales of the TSL Companies' services to the Company's customers, and the opportunity for expansion of the TSL Companies' business throughout the United States and possibly internationally. In addition, the Board considered the advice and opinion of Lazard Freres & Co. LLC, its financial advisor ("Lazard Freres"). See "The Mergers -- Opinion of Lazard Freres & Co. LLC."

    The Board also considered the risks associated with the proposed Mergers, including that the potential benefits of the Mergers may not be realized. See "Special Considerations." However, the Board believes that the positive factors outweigh any negative factors. For the reasons set forth above, the Board of Directors has unanimously approved the Merger Agreement, the Mergers and the issuance of the Common Stock in the Mergers and believes that the Mergers are fair and in the best interests of the Company and its stockholders. The Board unanimously recommends that the stockholders vote in favor of the Merger Agreement, the Mergers and the issuance of the Common Stock in connection with the Mergers. See "The Mergers -- Background of the Mergers," and "-- Reasons for the Mergers; Recommendation of the Board of Directors."

OPINION OF LAZARD FRERES & CO. LLC


    Lazard Freres has rendered its written opinion dated July 13, 1995, to the Company that, as of such date, the consideration to be paid in the Mergers is fair to the Company from a financial point of view. The full text of Lazard Freres' opinion, which sets forth the assumptions made, matters considered, procedures followed and limits of the review undertaken, is attached at Annex B to this Proxy Statement and should be read in its entirety. In consideration of Lazard Freres' services in rendering the fairness opinion, the Company has agreed to pay Lazard Freres a fee of $300,000, contingent upon consummation of the Mergers, and will reimburse a maximum of $25,000 of Lazard Freres' out-of-pocket expenses, whether or not the Mergers are consummated. The Company has also agreed to appoint Lazard Freres as the placement agent or lead manager for any financing during the succeeding year (or the succeeding two years in the case of any secondary offering), subject to Lazard Freres' acceptance of its engagement. In addition, the Company has agreed to indemnify Lazard Freres against certain liabilities, including liabilities under the federal securities laws. Prior to the Company's engagement of Lazard Freres to render a fairness opinion in connection with the Mergers, Lazard Freres had not previously been engaged to provide investment banking services to either the Company or the TSL Companies. However, during a portion of the period of negotiations between the Company and the TSL Companies, Lazard Freres' representatives consulted with the Company's management regarding certain aspects of the negotiations, including the consideration to be delivered by the Company in the Mergers. After execution of the engagement letter on April 25, 1995, Lazard Freres participated to a limited extent in the negotiations involving issues other than the number of shares of Common Stock to be delivered in the Mergers. See "The Mergers -- Opinion of Lazard Freres & Co. LLC."


EFFECTIVE TIME OF THE MERGERS


    The closing of each Merger shall be contingent upon, and deemed to occur simultaneously with, the other Mergers. Each Merger will become effective upon the filing of a related Certificate of Merger with the Secretary of State of Kansas and with the Secretary of State of New Jersey. Assuming all conditions to the Mergers are met or waived prior thereto, it is anticipated that the Effective Time will occur on or about August 8, 1995.

CONDITIONS TO THE MERGERS; TERMINATION AND AMENDMENT

    The respective obligations of Brite and the TSL Companies to consummate the Mergers are subject to certain conditions, including approval of the Mergers by the Company's stockholders, receipt by the TSL Companies and the TSL Shareholders of an opinion of counsel to the Company to the effect that each Merger will constitute a tax-free reorganization for federal income tax purposes, and certain other conditions customary in transactions of this nature. The Merger Agreement may also be terminated under certain other circumstances, including termination by mutual consent of Brite and the TSL Companies or termination by either the Board of Directors of the Company or Telecom Services Limited (U.S.), Inc. if the Mergers are not consummated on or before October 31, 1995. See "The Merger Agreement -- Conditions to the Mergers" and "-- Termination; Amendment."

    The Merger Agreement may be amended prior to the Effective Time, to the extent legally allowed, by the mutual written consent of the Boards of Directors of the Company and each of the TSL Companies. Any amendment made subsequent to the adoption of the Merger Agreement by the stockholders of any such company may not (i) alter or change the amount or kind of consideration to be exchanged, or any of the proceedings, in exchange for or on conversion of all or any of the shares of common stock of such company; (ii) alter or change any term of the Articles of Incorporation of Brite to be effected by the Mergers; or (iii) alter or change any of the terms and conditions of the Merger Agreement, if such alteration or change would adversely affect the stockholders of the company or companies having approved the related Merger.

MERGER EXPENSES

    In consideration of financial advisory services rendered to the TSL Companies in connection with the Merger Agreement and the consummation of the Mergers, Ladenburg, Thalmann & Co. Inc. ("Ladenburg") shall be paid a fee equal to the value of 119,000 shares of Common Stock, such shares to be valued at the average of the closing prices for the Common Stock on the Nasdaq Stock Market for each of the twenty trading days ending on the last trading day prior to the Closing Date. The fee is payable by the Company at the Effective Time.

    All costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby, including the fees and expenses of Kelley Drye & Warren, special counsel to the TSL Companies, and of Ernst & Young LLP in connection with the preparation of the TSL Companies' 1992, 1993 and 1994 audited financial statements, shall be paid by the Company subsequent to the Effective Time. If the Merger Agreement is terminated other than as a result of a breach of the Merger Agreement by another party, each party shall pay all of its own costs and expenses. See "The Merger Agreement -- Expenses."

ACCOUNTING TREATMENT

    Each Merger is intended to qualify as a pooling-of-interests for financial reporting purposes. See "The Mergers -- Accounting Treatment."

FEDERAL INCOME TAX TREATMENT

    Each  Merger  is  intended to  qualify  as a  tax-free  reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). See "The Mergers -- Federal Income Tax Treatment."

REGULATORY MATTERS

    The parties to the Merger Agreement are aware of no governmental or regulatory approvals required for consummation of the Mergers.

REGISTRATION RIGHTS

    The TSL Shareholders will have the right to require the Company to effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to 40%, in the aggregate, of the shares of Common Stock received by them in the Mergers. Any such registration may be effected no sooner than six months from the Effective Time. Under certain circumstances, the TSL Shareholders will have the right to require the Company to effect a second registration under the Securities Act if less than 30%, in the aggregate, of such shares are sold pursuant to the first registration statement. Additionally, if at any time commencing two years after the Effective Time, the Company proposes to register securities under the Securities Act other than in connection with a merger, for its own benefit or the benefit of stockholders of the Company desiring to sell shares of Common Stock in a public offering, each TSL Shareholder will have the opportunity to have registered up to 50% of the shares of Common Stock held by such TSL Shareholder after any sale of shares registered as described above. See "The Merger Agreement -- Registration Rights."

EMPLOYMENT AGREEMENTS

    At the Effective Time, the Company will enter into Employment Agreements with each of the three executive officers of the TSL Companies. Each Employment Agreement will extend through December 31, 1997, and will contain covenants restricting the employee from competing with the Company during the employment period and for a period of time thereafter. See "The Employment Agreements."

                             SPECIAL CONSIDERATIONS

    THE FOLLOWING FACTORS SHOULD BE CONSIDERED BY STOCKHOLDERS IN EVALUATING WHETHER OR NOT TO APPROVE THE MERGER AGREEMENT AND THE ISSUANCE OF THE COMMON STOCK IN THE MERGERS. THESE FACTORS SHOULD BE CONSIDERED IN CONJUNCTION WITH THE OTHER INFORMATION INCLUDED AND INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

RISKS RELATED TO THE MERGERS

    DIFFICULTY OF INTEGRATING THE COMPANIES. The TSL Companies maintain principal facilities in New York City, New York, Parsippany, New Jersey and San Francisco, California. Following consummation of the Mergers, the Company anticipates that the TSL Division of the Company will continue operations from such facilities. In addition, the Company does not anticipate material changes in personnel, although it currently expects that personnel will be added, particularly in sales and marketing, if the business of the TSL Division expands geographically. Although initial integration efforts are expected to be minimal, it should be expected that the Mergers will cause a diversion of the attention of management. In addition, the process of combining the companies could cause the interruption of, or a loss of momentum in, the activities of either the Company or the TSL Companies, which could have an adverse effect on their combined operations. There can be no assurance that the combined company will realize any of the anticipated benefits of the Mergers.


    EXPENSES OF MERGERS. In consideration of advisory services rendered to the TSL Companies in connection with the Merger Agreement and the consummation of the Mergers, Ladenburg will be paid a fee equal to the value of 119,000 shares of Common Stock, such shares to be valued at the average of the closing prices for the Common Stock on the Nasdaq Stock Market for each of the 20 trading days ending on the last trading day prior to the Closing Date. Such fee will be paid by the Company at the Effective Time. If the applicable price for the Common Stock were $19, the closing price for the Common Stock on May 23, 1995, the amount of the fee would be $2,261,000. The negotiation and consummation of the Mergers will result in an estimated $900,000 of additional expenses, including a financial advisory fee to Lazard Freres of $300,000, and attorneys' and accountants' fees, including the fees and expenses of its independent auditors in connection with the preparation of the TSL Companies' 1992, 1993 and 1994 audited financial statements. The costs of integrating operations are expected to result in additional non-recurring charges to the Company's results of operations after consummation of the Mergers. Although the actual amount of such charges cannot be determined until the transition plans are completed, the Company currently estimates that the aggregate integration charges will range between $100,000 and $200,000. In any event, the costs associated with the Mergers may negatively impact results of operations of the combined company in 1995.

    The Company intends to fund the non-recurring charges associated with the Mergers from existing cash and temporary investments. Although the non-recurring charges may have a temporary negative impact on the Company's liquidity and capital resources, the Company believes that the TSL Companies' earnings will provide a positive impact on liquidity and capital resources in future periods. The Company believes that it has adequate cash reserves to fund the costs of the Mergers. Although it currently maintains no line of credit, the Company has held discussions with Fleet Bank, its primary bank, which has indicated that the Company has a base of accounts receivable and inventory sufficient to support a line of credit for several million dollars. The Company believes that this borrowing capacity, together with existing cash reserves, will be adequate to fund the costs of the Mergers and future operations on both a short-term and long-term basis.


    DILUTION. Following the Mergers, the current stockholders of the Company will own approximately 71% of the outstanding Common Stock of the Company. This represents a substantial dilution of the ownership interests of the Company's current stockholders. In addition, the Mergers will result in a substantial dilution of the net tangible book value of the outstanding Common Stock.

    SHARES ELIGIBLE FOR FUTURE SALE; REGISTRATION RIGHTS. The shares to be delivered to the TSL Shareholders in the Mergers will not have been registered under the Securities Act in reliance upon exemptions from the registration requirements of such Act for non-public or limited offerings. As a result, such shares will be nontransferable unless subsequently registered under the Securities Act or transferred in transactions exempt from registration. The Company has agreed to register for public sale at any time after six months from the Effective Time, upon request of the TSL Shareholders, a number of shares of Common Stock not exceeding 40% of the shares received by the TSL Shareholders in the Mergers. Under certain circumstances, the TSL Shareholders will have the right to require the Company to effect a second registration under the Securities Act if less than 30%, in the aggregate, of such shares are sold pursuant to the first registration statement. In addition, at any time two years or more after the Effective Time, if the Company registers its securities under the Securities Act for its own benefit or for the benefit of stockholders of the Company, each TSL Shareholder will have the opportunity to have registered up to an aggregate of 50% of the shares of Common Stock held by him after the sale of shares pursuant to the demand registration rights described above. Future sales of a substantial number of shares of Common Stock of the TSL Shareholders, or even the possibility that such shares may be registered and sold, could have a material adverse effect on the market price of the Common Stock.


    DISTRIBUTION OF THE TSL COMPANIES' PROFITS. Each of the TSL Companies has elected to be subject to Subchapter S of the Code. Consequently, federal income taxes are imposed at the shareholder level rather than at the corporate level. As a result, each of the TSL Companies has historically distributed all of its net profits to its shareholders. The Merger Agreement provides that each TSL Company is entitled to pay to the TSL Shareholders as additional compensation, on the Closing Date, an amount in the aggregate equal to the undistributed profits of such TSL Company to such date. As a result of such distributions, the TSL Companies will have a negligible net asset value on the Closing Date. Although the TSL Shareholders are obligated to make certain loans to the Company in the event that such distributions reduce the consolidated cash balance or the consolidated working capital of the TSL Companies below certain levels, there is a risk that such distributions may cause the Company to fund the operations of the TSL Division from other sources for a period of time. The Company believes that any such funding would be required for not more than eight months, and that such funding would be accomplished through the liquidation of temporary investments, the establishment of a formal line of credit, or both.


RISKS RELATED TO THE TSL COMPANIES' BUSINESS

    DEPENDENCE ON OFFICERS AND OTHER KEY PERSONNEL. The Company believes that the past success of the TSL Companies is largely attributable to the efforts and abilities of the executive officers and key employees of the TSL Companies. The executive officers, Alan C. Maltz, Scott A. Maltz and Stephen B.

Rockoff, will each enter into an Employment Agreement with the Company at the Effective Time. The loss of the services of one or more of these individuals for any reason could have a material and adverse effect on the combined company's operating results.

    DEPENDENCE ON CERTAIN CUSTOMERS. For the year ended December 31, 1994, the TSL Companies' ten largest customers represented approximately 60% of total revenues. Although the Company believes that there is a substantial opportunity to expand the TSL Companies' customer base, it should be recognized that the loss of one or more of these larger customers would have a material and adverse effect on the combined company's operating results.

    COMPETITION. The TSL Companies experience substantial competition in each of their business areas. In the telephone bill verification business, competition is provided primarily from local or regional companies, although the Company knows of no competitor having nationwide operations. However, there are no significant technological barriers to entry in the business and it is probable that the combined company will face additional competition, and future competitors may include larger companies having greater financial and personnel resources than the combined company.

    The TSL Companies also experience substantial competition in the other areas of their business and, because of the perceived growth opportunities in these areas, it is expected that the combined company will experience intensified competition from existing and new market entrants.

    POSSIBLE ADVERSE EFFECTS FROM EXPANSION OF BUSINESS. Historically, a substantial portion of the TSL Companies' revenues have been generated from customers having their principal places of business within close proximity of the TSL Companies' facilities in New York, New Jersey, and California. It is anticipated that following the Mergers, the Company will endeavor to expand the business of the TSL Companies into other major metropolitan areas in the United States, which will entail the addition of regional offices and sales and marketing personnel. It is possible that the costs incurred in connection with any such expansion of operations will be significant and that such costs may not be offset by corresponding revenues for an extended period of time, as a result of which the margins historically realized by the TSL Companies may be diminished. It is also possible that the Company will experience more substantial competition in market areas where it does not have the reputation and contacts currently available to the TSL Companies in their primary market areas, or that actual financial performance will diminish.

           SELECTED HISTORICAL AND UNAUDITED PRO FORMA FINANCIAL DATA

    The following summary historical consolidated balance sheet and statement of operations data of the Company for each of the five years in the period ended December 31, 1994, have been derived from the audited historical consolidated financial statements, incorporated by reference in this Proxy Statement. The Company's financial data as of and for the three months ended March 31, 1995 and 1994 is derived from unaudited financial statements, incorporated by reference in this Proxy Statement, which have been prepared on the same basis as the audited financial statements and, in the opinion of the Company, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation thereof. Operating results for the interim period are not necessarily indicative of the results of operations of the Company that may be expected for the entire year ending December 31, 1995.

    The summary historical combined statement of operations data of the TSL Companies for each of the five years in the period ended December 31, 1994 and the combined balance sheet data as of December 31, 1994 have been derived from the combined financial statements of the TSL Companies. The combined statement of operations for each of the three years in the period ended December 31, 1994 and for each of the quarters ended March 31, 1995 and March 31, 1994 and the combined balance sheets at March 31, 1995, December 31, 1994 and December 31, 1993 are included elsewhere herein. The statement of operations data for such periods and the balance sheet data at such dates should be read in conjunction with the combined financial statements of the TSL Companies, including the notes thereto, and with "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere herein. The balance sheet data at March 31, 1995 and statement of operations data for the three months ended March 31, 1995 and March 31, 1994 for the TSL Companies are derived from unaudited financial information. Management believes that this unaudited information reflects all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the results of operations for the periods presented. The financial information at March 31, 1995 and for the quarter then ended is not necessarily indicative of the results of operations that may be expected for the entire year.

    The summary pro forma financial data of the Company and TSL are derived from the unaudited pro forma combined condensed financial statements included elsewhere herein and should be read in conjunction with such pro forma statements and notes thereto. The pro forma combined information gives effect to the Mergers on a pooling-of-interests basis, assuming that 3,331,000 shares of the Company's Common Stock are issued in the Mergers in exchange for all of the outstanding TSL Shares. This data includes the results of operations of each company as of and for the years ended December 31, 1992, 1993 and 1994, and the three months as of and for the period ended March 31, 1994 and 1995. The unaudited pro forma combined financial data are not necessarily indicative of the operating results that would have been achieved had the transaction been in effect as of the beginning of the periods presented and should not be construed as being representative of future operations. All information shown is in thousands, except per share amounts.

                       SELECTED HISTORICAL FINANCIAL DATA

                                                                                                                    THREE MONTHS
                                                                               YEAR ENDED DECEMBER 31,            ENDED MARCH 31,
                                                                     -------------------------------------------  ----------------
                                                                      1990     1991     1992     1993     1994     1994     1995
                                                                     -------  -------  -------  -------  -------  -------  -------
                                                                                                                    (UNAUDITED)
                                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
BRITE STATEMENT OF OPERATIONS DATA:
  Revenues.........................................................  $29,273  $35,649  $35,599  $46,857  $66,304  $14,405  $19,040
  Operating income (loss)..........................................   (3,864)   1,148   (3,493)  (2,304)   6,878    1,153    2,137
  Net income (loss)................................................   (3,921)   1,548   (1,987)  (1,963)   5,569      880    1,691
  Net income (loss) per share......................................  $  (.52) $   .20  $  (.26) $  (.25) $   .68  $   .11  $   .20
  Weighted average shares used in computation......................    7,514    7,700    7,534    7,737    8,195    8,164    8,573
BRITE BALANCE SHEET DATA:
  Working capital..................................................  $24,964  $25,182  $22,599  $20,038  $24,169  $20,403  $25,784
  Total assets.....................................................   39,285   41,177   38,004   38,627   48,438   31,344   52,381
  Long-term debt...................................................    1,440    1,255    1,055      830    --         830    --
  Stockholders' equity.............................................   31,132   32,824   30,378   28,703   35,739   29,727   37,865


                                                                                                                    THREE MONTHS
                                                                               YEAR ENDED DECEMBER 31,            ENDED MARCH 31,
                                                                     -------------------------------------------  ----------------
                                                                      1990     1991     1992     1993     1994     1994     1995
                                                                     -------  -------  -------  -------  -------  -------  -------
                                                                                                                    (UNAUDITED)
                                                                       (UNAUDITED)
                                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
TSL STATEMENT OF OPERATIONS DATA:
  Revenues.........................................................  $ 4,949  $ 6,196  $ 6,666  $ 9,554  $13,636  $ 2,719  $ 3,774
  Operating income (loss)(1).......................................      (95)     869     (458)     698     (873)    (219)     328
  Net income (loss)(1).............................................     (127)     791     (436)     660   (1,144)    (309)     302
TSL BALANCE SHEET DATA:
  Working capital..................................................  $  (507) $   302  $   (77) $   880  $  (257) $   587  $    62
  Total assets.....................................................    1,042    1,866    1,767    2,774    3,450    3,626    3,123
  Long-term debt...................................................    --       --       --         210      140      193      123
  Stockholders' equity.............................................      (63)     728      292      952     (192)     644      110

- ------------------------
(1) The TSL Companies have elected "S" corporation status under federal tax laws, and accordingly, have distributed all taxable profits each year as additional shareholder and officer compensation. See "Unaudited Pro Forma Combined Condensed Financial Statements" for adjustment of historical financial data to reflect comparable salary and income tax expense to be recorded in future periods. The Company believes this information is necessary for investors to assess realistically the impact of the combination.

           BRITE AND TSL SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

                                                                                                                          THREE
                                                                                                                         MONTHS
                                                                                            YEAR ENDED DECEMBER 31,       ENDED
                                                                                          ---------------------------   MARCH 31,
                                                                                           1992     1993      1994        1995
                                                                                          -------  -------  ---------   ---------
                                                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
UNAUDITED STATEMENT OF INCOME DATA:(1)
  Net revenue...........................................................................  $42,265  $56,411   $79,940     $22,814
  Operating income (loss)...............................................................   (3,951)  (1,606)   12,994       3,926
  Net income (loss).....................................................................   (2,424)  (1,303)    9,308       2,767
  Net income (loss) per share...........................................................  $  (.22) $  (.12)  $   .81     $   .23
  Shares used to compute net income per share...........................................   10,865   11,068    11,526      11,904

                                                                                     MARCH 31, 1995
                                                                                     ---------------     PRO FORMA
                                                                                      BRITE    TSL    ADJUSTMENTS (1)    COMBINED
                                                                                     -------  ------  ----------------   --------
                                                                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
UNAUDITED BALANCE SHEET DATA:
  Working capital..................................................................  $25,784  $   80      $              $ 25,864
  Total assets.....................................................................   52,381   3,123                       55,504
  Long-term obligations............................................................      138     140                          278
  Total stockholders' equity.......................................................   37,865     111                       37,976

- ------------------------
(1) Brite and TSL estimate that they will incur direct transaction costs of approximately $3,350,000 associated with the Mergers, which will be charged to operations during the quarter in which the Mergers are consummated. These costs are not reflected in the Unaudited Pro Forma Combined Condensed Statements of Income. See Brite and TSL Pro Forma Combined Condensed Financial information and the accompanying notes thereto.

                                  THE MEETING

GENERAL


    This Proxy Statement is being furnished to holders of the Company's Common Stock in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting to be held at the principal offices of the Company, 7309 East 21st Street North, Wichita, Kansas, at 10:00 a.m., local time, on August 8, 1995, or at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders.



    This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about July 18, 1995.


MATTERS TO BE CONSIDERED AT THE MEETING

    At the Special Meeting, stockholders of the Company as of the close of business on June 30, 1995, will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement, approve the Mergers and approve the issuance of the shares of Common Stock in the Mergers. The stockholders will also transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors has unanimously approved the Merger Agreement, the Mergers and the issuance of shares of Common Stock in the Mergers and recommends a vote by stockholders FOR approval and adoption of the Merger Agreement, approval of the Mergers and approval of the issuance of the shares of Common Stock in the Mergers.

RECORD DATE; VOTING AT THE MEETING; VOTE REQUIRED

    The Board of Directors has fixed June 30, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of Common Stock on the record date will be entitled to notice of, and to vote at, the Special Meeting. As of June 30, 1995, there were approximately 8,118,225 shares of Common Stock outstanding, held by approximately 250 holders of record. No shares of the Company's Preferred Stock were then outstanding. Each record holder of Common Stock on the record date is entitled to cast one vote per share, exercisable in person or by properly executed proxy, on each matter properly submitted for a vote of the stockholders of the Company at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of shares of Common Stock representing a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

    The approval of the Merger Agreement, the Mergers and the issuance of the shares of Common Stock in the Mergers will require the affirmative vote by the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. In counting votes with respect to each of the proposals regarding the Mergers, abstentions and broker non-votes are equivalent to votes against such proposal.

    As of June 30, 1995, directors and executive officers of Brite and their affiliates may be deemed to be the beneficial owners of approximately 25.4% of the outstanding shares of Common Stock.

PROXIES

    This Proxy Statement is being furnished to holders of Common Stock in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting. All shares of Common Stock that are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not duly and timely revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no such instructions are indicated, such proxies will be voted FOR the approval and adoption of the Merger Agreement, approval of the Mergers and approval of the issuance of shares of Common Stock in the Mergers.

    If any other matters are properly presented for consideration at the Special Meeting (or any adjournments or postponements thereof) including, among other things, consideration of a motion to adjourn or postpone the Special Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and voting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, in and of itself, constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Brite Voice Systems, Inc., 7309 East 21st Street North, Wichita, Kansas 67206, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Special Meeting.

    The Company will bear the costs of solicitation of proxies from stockholders. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries, and the Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

                                  THE MERGERS

BACKGROUND OF THE MERGERS

    The Company's Board of Directors unanimously believes that the proposed Mergers and the issuance of the shares of Common Stock in connection therewith are fair to and in the best interests of the Company and its stockholders. Accordingly, on May 23, 1995, the Board unanimously approved the Mergers pursuant to the terms of the Merger Agreement and recommended that the proposed Mergers be approved by the Company's stockholders. The Board of Directors believes that the Mergers will further the Company's long-term objective of maximizing stockholder value.

    On October 3, 1994, a representative of Ladenburg, with the prior approval of the TSL Companies, contacted Stanley G. Brannan, President of the Company, by telephone and offered Mr. Brannan an opportunity to review certain information pertaining to a client of Ladenburg for the purpose of determining the Company's level of interest in pursuing a possible business combination with its client. On October 7, 1994, Mr. Brannan executed a nondisclosure agreement which identified the TSL Companies as the Ladenburg client, and within a week thereafter received from Ladenburg certain information concerning the TSL Companies. This information was reviewed by Mr. Brannan, Executive
Vice-Presidents Donald L. Walsh and David F. Hemmings, and Chief Financial Officer Glenn A. Etherington, in order to determine if sufficient interest existed to warrant a meeting with the principals of the TSL Companies.

    On November 16, 1994, Mr. Brannan and Mr. Walsh attended a meeting at Ladenburg's office in New York City with Alan C. Maltz, Stephen B. Rockoff, executive officers of the TSL Companies, and representatives of Ladenburg. Scott
A. Maltz, also an executive officer of the TSL Companies, attended the meeting by speaker phone. During the meeting the parties exchanged information concerning the companies' respective businesses and their proposed future operations. In addition, officers of the TSL Companies stated that they had consulted Ladenburg in February, 1994 to consider the options of either effecting an initial public offering of common stock for the TSL Companies or seeking potential purchasers of the TSL Companies, based upon their belief that the future growth potential of TSL would be significantly enhanced if it were a public company with greater capital and personnel resources. The owners of the TSL Companies were also motivated by a desire to create liquidity for a portion of their interests in the TSL Companies. The owners of the TSL Companies ultimately decided to pursue a merger rather than an initial public offering of common stock, primarily because they believed that the greater resources available from a combined company, rather than an increase in cash from the sale of common stock, would provide a better opportunity to expand the TSL Companies' business, while at the same time providing a degree of liquidity to the TSL Shareholders. The formal agreement between the TSL Companies and Ladenburg was entered into in July, 1994 at which time Ladenburg began developing an informational brochure pertaining to the TSL Companies. Subsequent to the meeting, the parties and their representatives continued to discuss a possible acquisition of the TSL Companies by Brite.


    On November 28, 1994, Mr. Brannan advised Ladenburg that Brite was preliminarily valuing the TSL Companies at 2.8 million shares of Brite Common Stock, and invited Ladenburg and the TSL executive officers to attend a meeting of the Company's Board of Directors to be held on December 13, 1994. At the December 13 regularly scheduled meeting of the Company's Board of Directors, Mr. Brannan provided certain information regarding the TSL Companies as possible candidates for merger with the Company. After Mr. Brannan's presentation, Lazard Freres gave a presentation to the Brite Board concerning its preliminary valuation of the TSL Companies and its qualifications to serve as the Company's financial advisor. Thereafter, the TSL executive officers and representatives of Ladenburg were invited into the meeting, at which time TSL made a detailed presentation to the Brite Board concerning the TSL Companies' business and prospects. Following this presentation, Mr. Brannan recommended that the Board authorize management to continue discussions with the TSL Companies, and the Board gave its approval for further discussions and negotiations.



    Subsequent to the December 13, 1994 meeting, a series of telephone conversations ensued, primarily between Mr. Brannan, Alan C. Maltz and a representative of Ladenburg. These discussions were generally informational, but also involved discussions concerning the consideration to be given in connection with any business combination and the anticipated manner of operations upon consummation of a transaction. During a telephone conversation in early January 1995, a Ladenburg representative advised Mr. Brannan that, in Ladenburg's view, in excess of 4 million shares of Brite Common Stock was justifiable and would be non-dilutive to Brite's stockholders on an earnings per share basis. The parties agreed that further discussions concerning the consideration issue would be held as each party was conducting its due diligence investigation and other key merger terms were being negotiated.


    On January 11, 1995, Messrs. Brannan, Walsh and Etherington, for the Company, a representative of Triplett, Woolf & Garretson, LLP, legal counsel for the Company, Messrs. A. Maltz, S. Maltz and Rockoff, the executive officers of the TSL Companies, and representatives of Ladenburg, met at Ladenburg's offices in New York City, at which time further information concerning the TSL Companies' business was shared and Mr. Brannan provided further updates on the Company's business. In addition, specific discussions were had concerning the differences of opinion between the parties as to the consideration to be given in connection with a merger. Such differences of opinion were primarily based on valuation methods and, more specifically, on the prorata historical and projected earnings contributions, multiples of historical and projected earnings and revenues, relative earnings stability and continuity, and the premium to be assigned to the Company because of its status as a public company. Such differences were ultimately resolved by compromises reached at various times during the negotiation process.

    On January 22, 1995, Messrs. Brannan, Walsh and Todd Crandell for the Company, met with Messrs. A. Maltz, S. Maltz, Rockoff and Robert Sullivan in Palm Beach, Florida, at which meeting additional discussions were had concerning organizational reporting and implementation issues in order to determine if the respective corporate cultures were sufficiently compatible to permit a successful merger.


    On February 3, 1995, Mr. Brannan indicated to a representative of Ladenburg that Brite was considering increasing its evaluation of the TLS Companies to 3.2 million shares of Brite Common Stock. On February 9, 1995, at a meeting in New York City, Mr. Brannan and Mr. Alan Maltz, President of the TSL Companies, resolved certain key issues, including compromising the number of shares of Brite Common Stock to be given in the Mergers, and reviewed a summary of issues remaining unresolved. Thereafter, in a telephone conversation on February 12, 1995, Mr. Brannan and Mr. Maltz discussed further the terms of a merger, the completion of due diligence by the Company, the resolution of other significant issues and the negotiation, execution and delivery of definitive documentation.


    From that time through the first two weeks of May, 1995, a number of additional telephonic meetings were held between the Company's management, the TSL Companies' management and their legal and financial advisors. During this time, Triplett, Woolf & Garretson, LLP, prepared and provided to the TSL Companies and their legal and financial advisors, an initial draft of the Merger Agreement and the Employment Agreements.

    On April 19-20, 1995, Mr. Brannan, Mr. Etherington and a representative of Triplett, Woolf & Garretson, LLP, participated in meetings with management and certain key employees of the TSL Companies and representatives of Ladenburg at the TSL Companies' facilities in New York City and Parsippany, New Jersey. Additional meetings were held at the offices of Kelley Drye & Warren, special counsel to the TSL Companies, at which meetings additional information concerning the parties was discussed and unresolved issues were reviewed. The parties continued negotiations at a meeting in a New York City hotel, a portion of which was attended by a representative of Lazard Freres. On April 25, 1995, the Company engaged Lazard Freres to serve as its financial advisor.

    On May 10, 1995, the Board of Directors, as part of a regularly scheduled Board meeting, received an extensive presentation from management concerning the status of negotiations with the TSL Companies; the principal terms of the proposed transaction and the related employment agreements proposed to be entered into with the executive officers of the TSL Companies; the businesses of the TSL Companies, including their products, markets, marketing and sales activities, competition, technology, and historical and projected financial information; the estimated costs of the proposed transaction; and legal and accounting issues. Management's presentations also included a discussion of the potential benefits and risks perceived to be associated with a merger with the TSL Companies, as described in detail under the heading "Reasons for the Mergers; Recommendation of the Board of Directors." In addition, a representative of Triplett, Woolf & Garretson, LLP, reported concerning the status of such firm's due diligence investigation of the TSL Companies and a representative of Lazard Freres answered questions from the Board concerning the general structure of the transaction and, specifically, the manner and possible effects of future dispositions of Common Stock received by the TSL Shareholders in the proposed merger pursuant to a registered secondary offering. The Board of Directors authorized management to continue negotiations with the TSL Companies.

    On May 23, 1995, the Board of Directors met and management reported on the status of discussions. Management again made presentations to the Board regarding the risks and benefits of the Mergers. The Company's legal advisors reviewed the terms of the Merger Agreement and related agreements and the Company's financial advisors discussed their recent meeting with the executives of the TSL Companies to review their business, recent financial performance and prospects. The Board of Directors authorized management to enter into the Merger Agreement with the TSL Companies on the terms presented and discussed at the meeting. On May 24, 1995, the parties executed the definitive Merger Agreement.

REASONS FOR THE MERGERS; RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors believes that the proposed Mergers and the issuance of the Common Stock in connection therewith are fair to and in the best interests of the Company and its stockholders. Accordingly, on May 23, 1995, the Board approved the Merger Agreement and recommended that the proposed Mergers and the issuance of the shares of Common Stock in connection therewith be approved by the Company's stockholders. The Board of Directors believes that the proposed transaction will further the Company's long-term objective of maximizing stockholder value.

    The Board of Directors considered the following material factors as reasons for stockholders to vote FOR approval and adoption of the Merger Agreement, approval of the Mergers, and approval of the issuance of shares of Common Stock in the Mergers:

        (i) Since 1992, the Company has sought to increase the percentage of its revenues derived from the provision of services, primarily because of the more predictable and repetitive nature of services revenues. The Board believes that the acquisition of TSL will increase both the Company's revenues and operating margins derived from services.

        (ii) The acquisition of TSL represents a diversification for the Company from the voice processing industry into a closely related and developing industry having substantial opportunity for growth. This diversification will reduce the risk and impact of a significant adverse development in other areas of the Company's business.

       (iii) The Company's customers are high volume consumers of telecommunications services which generally have telecommunications expenses in excess of $10,000 per month and, as a result, represent potential clients for TSL's products and services. To a lesser extent, certain of TSL's clients may represent potential customers for the Company's products and services.

       (iv)  The  acquisition  of  TSL  will  create  a  combined  company  with significantly greater resources, particularly in terms of sales and marketing capabilities, which should enable the combined company to more rapidly develop business in areas of the United States where TSL has not had any significant presence. The Board also believes that, because of the existence of the Company's offices in England, Germany, Switzerland, Italy, and Dubai, and its strategic marketing alliances with companies in other countries around the world, there is substantial potential for the offering of TSL's products and services in international markets.

        (v) TSL has a backlog of approximately $11 million to be pursued for new and existing clients. Although revenues to be derived from these claims are not quantifiable, the Company believes that such revenues will be realized over a period of one to two years. The Board believes that the amount of such claims provides substantial support for the assumption that TSL's business will grow at acceptable levels during such period.

    In reaching its conclusion to approve the Merger Agreement, the Board of Directors considered the benefits described in (i) through (v) above and, among other things, (i) information concerning the financial performance, condition, business operations, and prospects of each of the Company and TSL and on a pro forma combined basis; (ii) the terms and structure of the Merger Agreement;
(iii) the terms of the Employment Agreements with the three executive officers of TSL; (iv) the belief that the terms of the Merger Agreement, including the parties' mutual representations, warranties and covenants and the conditions to their respective obligations, are reasonable; (v) the ability of the Company to devote management time and energy to the integration and the assimilation of TSL's business and organization should the Mergers be consummated; (vi) the fact that each Merger is expected to be accounted for as a pooling-of-interests and that no goodwill is expected to be created on the books of the Company as a result thereof; (vii) advice and financial presentations by Lazard Freres, as well as the fact that consummation of the Mergers would be conditioned upon the receipt of an opinion of Lazard Freres that the consideration paid in the Mergers was fair from a financial point of view to the Company; and (viii) reports from management, financial advisers and legal advisers as to the results of their due diligence investigation of the TSL Companies. The Board of Directors also considered a number of potentially negative factors in its deliberations concerning the Mergers, including, but not limited to, (i) the risks that the benefits sought to be achieved in the Mergers will not be achieved; (ii) the risk that the market price of the Company's Common Stock might be adversely affected by the public announcement of the execution of the definitive Merger Agreement; (iii) the difficulty of integrating the TSL Companies with the Company; (iv) the substantial expenses to be incurred in connection with the Mergers; (v) the dilution to be experienced by the current stockholders of the Company; (vi) the potential adverse effect on the market price of the Company's Common Stock of the future sales of a substantial number of shares of Common Stock by the TSL Shareholders; (vii) the agreed distribution of all of the TSL Companies' net profits on the Closing Date, as a result of which the TSL Companies will have no significant net asset value at such time; (viii) the TSL Companies' substantial dependence on its executive officers and certain key employees; (ix) the TSL Companies' dependence on a relatively small number of large customers; (x) the substantial competition existing in the TSL Companies' businesses and the potential for additional competition; and (xi) the uncertainties and risks associated with expansion of the businesses of the TSL Companies following the Mergers. See "Special Considerations." The Board of Directors did not consider these negative factors, either individually or in the aggregate, as material enough to outweigh the merits of the proposed transaction.

    In view of the wide variety of factors, both positive and negative, considered by the Board, the Board did not find it practicable to quantify or otherwise assign relative weights to the specific factors considered.

CONDUCT OF BUSINESS OF THE COMBINED COMPANY FOLLOWING THE MERGERS

    Upon approval of the Mergers, each of the TSL Companies will be merged with and into the Company and the TSL Companies will cease to exist as distinct legal entities. Under Kansas and New Jersey law, the Company will acquire all of the assets and assume all of the liabilities of the TSL Companies.

    The principal executive offices of the Company will be maintained at Brite's offices in Wichita, Kansas, and TSL, as an operating division of the Company, will continue to occupy facilities in New York City, Parsippany, New Jersey and San Francisco, California. The Company has not formulated a business plan for the expansion of the combined company's business after the Mergers. The Company believes that any such plan requires a detailed working knowledge of TSL's personnel, resources, and operations that can be obtained only after the Mergers are consummated. The Company believes that a business plan will be developed, refined and implemented on a continuing basis during the process of integrating TSL with the Company, which is expected to require approximately 12 months from the Closing Date.

    As soon as practicable and no more than 30 days after the Effective Time, the Board of Directors will be expanded to seven Directors, Glenn A. Etherington will resign as a Director of Brite, and Alan C. Maltz and Scott A. Maltz will be appointed to fill the vacancies on the Board. Information concerning such persons is set forth herein under the heading "Information Concerning the TSL Companies -- Management."

    Alan C. Maltz will become Executive Vice President of the Company having primary responsibility for the TSL Division and will report directly to Mr. Brannan, President of the Company. Scott A. Maltz and Stephen B. Rockoff, will become Vice Presidents of the Company and will be primarily responsible for TSL Division sales and operations. Scott Maltz and Mr. Rockoff will report to the Executive Vice President of the TSL Division. At the Effective Time, each of these individuals will enter into an Employment Agreement with the Company. See "Employment Agreements."

OPINION OF LAZARD FRERES & CO. LLC

    Lazard Freres has delivered its written opinion to the Brite Board to the effect that, based upon and subject to the matters set forth in its opinion, as of the date of this Proxy Statement, the consideration to be paid in connection with the proposed Mergers is fair to Brite from a financial point of view.

    The full text of the opinion of Lazard Freres dated as of the date of this Proxy Statement, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Appendix B to this Proxy Statement and is incorporated herein by reference. Stockholders are urged to read such opinion in its entirety. The summary of the opinion of Lazard Freres set forth in this Proxy Statement discusses all material portions of the opinion but does not purport to be complete and is qualified in its entirety by reference to the full text of such opinion. The opinion of Lazard Freres is not intended to be, and does not constitute, a recommendation to any stockholder of Brite as to how such stockholder should vote at the Special Meeting.


    In rendering its opinion to the Brite Board, Lazard Freres, among other things: (i) reviewed and analyzed the financial terms and conditions of the Merger Agreement; (ii) reviewed certain publicly available business and financial information relating to Brite and TSL; (iii) reviewed certain other information, including financial forecasts and other data provided to Lazard Freres by Brite and TSL relating to their businesses; (iv) held discussions with members of senior management of Brite and TSL with respect to the businesses and prospects of Brite and TSL; (v) analyzed the pro forma impact of the Mergers on Brite's financial results and financial condition; (vi) considered certain financial data for TSL, and compared that data with similar data for other publicly held companies and completed transactions involving companies in lines of businesses believed by Lazard Freres to be generally comparable to those of TSL; (vii) reviewed the historical stock prices, trading volumes and other stock market data of Brite Common Stock; and (viii) conducted such other financial studies, analyses and investigations as Lazard Freres deemed appropriate.


    In connection with its review, Lazard Freres relied upon the accuracy and completeness of the financial and other information reviewed by it and did not assume any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Brite or TSL. With respect to the financial forecasts provided to it, Lazard Freres assumed that such financial forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of Brite and TSL management as to the future financial performance of Brite and TSL, respectively. In rendering its opinion, Lazard Freres assumed no responsibility for and expressed no view as to such forecasts or the assumptions on which they were based. Lazard Freres' opinion was based on economic, monetary, market and other conditions as in effect on, and the information made available to Lazard Freres on, the date of its opinion.

    In rendering its opinion, Lazard Freres assumed that the transaction contemplated by the Merger Agreement will be consummated on the terms described in the Merger Agreement, without any waiver of or modification to any of the material terms or conditions thereof by Brite, and that obtaining any necessary regulatory approvals for the transaction will not have an adverse effect on Brite or TSL.


    The following is a summary of the material factors considered and principal financial analyses performed by Lazard Freres in connection with providing its opinion to the Board of Directors of Brite on July 13, 1995.


    COMPANY TRADING ANALYSIS. Lazard Freres reviewed and compared certain actual and estimated financial, operating and, where applicable, stock market information for Brite, TSL and companies in lines of business believed by Lazard Freres to be somewhat comparable to those of TSL. However, Lazard Freres indicated that, given TSL's strong market position in a very fragmented business, no publicly traded company provides particularly relevant valuation benchmarks. In performing its analysis, Lazard Freres computed an implied equity purchase price of $65 million for the transaction (the "Equity Purchase Price") based on the issuance of 3,331,000 shares of Brite Common Stock at a price of $19.50 per share (the closing price on July 5, 1995). Lazard Freres determined that the total purchase price for TSL of $65 million represented a multiple of
4.1 times estimated 1995 sales and a multiple of 7.9 times estimated 1995 earnings before interest and taxes ("EBIT"), while the Equity Purchase Price was a multiple of 12.9 times estimated 1995 net income.



    Lazard Freres considered two groups of companies it believed provided potential benchmarks for a valuation of TSL. First, it analyzed two computer services companies: Computer Horizons Corp. and GMIS Inc. (the "Computer Services Companies"). Lazard Freres noted that the Computer Services Companies were trading at 0.9 to 4.1 times estimated 1995 revenues, 0.8 to 3.2 times projected 1996 revenues, 11.1 to 18.1 times estimated 1995 earnings before interest and taxes ("EBIT") and 9.1 to 13.6 times projected 1996 EBIT. In addition, it considered a group of public companies it identified as communications services companies with latest fiscal year revenues of less than $50 million and latest fiscal year EBIT as a percentage of sales of more than 30%, including Applied Innovation Inc., Numerex Corp., CFW Communications Company, Conestoga Enterprises, Hummingbird Communications, INSO Corporation, Integrated Silicon Corp., McAfee Associates, and Craig Corporation (the "Communication Services Companies"). Lazard Freres noted that the Communication Services Companies were trading at 27.8 to 47.2 times estimated 1995 earnings per share (with a mean of 35.0 times) and 21.5 to 34.3 times projected 1996 earnings per share (with a mean of 26.1 times).



    Based on the July 5, 1995, closing price of $19.50 per share of Brite Common Stock and taking into account Brite's cash on hand at March 31, 1995, Lazard Freres calculated Brite's market capitalization at $154 million, which represented a multiple of 1.9 times estimated 1995 revenues and a multiple of
16.1 times estimated 1995 EBIT. Lazard Freres also indicated that Brite Common Stock was trading at 21.0 times estimated 1995 earnings per share and 16.2 times estimated 1996 earnings per share.


    Lazard Freres determined that, on balance, the multiples implied by the Mergers compared favorably with the multiples for Brite and the selected comparable publicly traded companies. However, given the uniqueness of TSL's business when compared to other companies in the reference group, Lazard Freres did not view the multiples comparison as an important consideration in its opinion.


    SELECTED TRANSACTION ANALYSIS. Lazard Freres reviewed certain publicly available information, including reports filed under the Securities Exchange Act of 1934, on announced sale transactions in the telecommunication services and related industries as well as small, high margin companies. However, Lazard Freres noted that the reasons for, and circumstances surrounding, each of the transactions considered were diverse, and the characteristics of the target companies involved were not particularly comparable to those of the TSL Companies. However, Lazard Freres noted that the multiples paid in GMIS Inc.'s acquisition of Corporate Cost Management in 1994 of 4.8 times latest 12 months sales, 22.6 times latest 12 months EBIT and 39.4 times latest 12 months earnings per share exceeded the multiples being paid by Brite in the Merger.


    CONTRIBUTION ANALYSIS. Lazard Freres reviewed and analyzed certain historical and estimated future financial information (including net revenues, operating income and net income) for Brite, TSL and for the pro forma combined entity resulting from the Mergers. Lazard Freres analyzed the relative contributions for Brite and TSL based on Brite and TSL managements' financial estimates for 1995 and 1996. Lazard Freres determined that on a pro forma basis, the Mergers would result in a modest decrease in Brite's growth rate but a substantial increase in its margins. For example, Lazard Freres noted that Brite management expects sales growth to decline modestly in 1995, pro forma for the Mergers, while Brite management anticipates an 11.7% EBIT margin in 1995 on a stand-alone basis compared to 18.3%, before any cost savings, operating synergies or one-time transaction costs, pro forma for the Mergers. The results of the pro forma contribution analyses are not necessarily indicative of results which could be achieved after the Mergers.


    DISCOUNTED CASH FLOW ANALYSIS. Based upon forecasts prepared by the management of Brite and TSL, Lazard Freres performed an analysis of the net present value of the future cash flows of TSL's businesses. In conducting this analysis, Lazard Freres assumed equity discount rates ranging from 15% to 20% and terminal value multiples ranging from 8 times to 10 times EBIT. This analysis indicated, based upon management estimates and using the discount rates and terminal values noted above, a discounted cash flow valuation of between approximately $72 million and $97 million for 100% of the Common Stock of TSL. This valuation is in excess of the value, as of the date of Lazard Freres' opinion, of the shares of Brite Common Stock proposed to be issued in the Mergers.



    PRO FORMA MERGER ANALYSIS. Lazard Freres analyzed the pro forma impact of the consummation of the Mergers before any cost savings or operating synergies and without giving effect to one-time transaction costs on the earnings per share and financial condition of Brite, and compared such results to those of Brite on a stand-alone basis. Based upon forecasts prepared by managements of TSL and Brite, such analyses indicated that, after giving effect to the Mergers, holders of Brite Common Stock would incur an increase in earnings per share of approximately 18% in 1995 and 15% in 1996. Accordingly, Lazard determined that this projected increase indicated that the Mergers would not be dilutive to the stockholders of Brite with respect to earnings per share. The results of the pro forma merger analysis are not necessarily indicative of future operating results or financial position. Lazard Freres also considered TSL's book value and the reduction in such book value that would occur upon the consummation of the Mergers as a result of the cash distributions to be made to the TSL shareholders. However, Lazard Freres did not deem book value multiples to be particularly relevant to its analyses, particularly in light of the limited assets reflected on the balance sheet of TSL and the service nature of TSL's businesses.


    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above without considering the analyses as a whole could create an incomplete or misleading view of the process underlying the opinion of Lazard Freres. No company or transaction used in the above analysis as a comparison is identical to Brite or TSL or the transactions contemplated by the Merger Agreement. The analyses were prepared solely for purposes of Lazard Freres providing its opinion to the Brite Board as to the fairness of the Merger consideration to Brite from a financial point of view and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which may be significantly more or less favorable than as set forth in these analyses. Similarly, any estimate of values or forecast of future results contained in the analyses is not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by such analyses.

    In performing its analyses, Lazard Freres made numerous assumptions with respect to industry performance, general business and economic conditions and other matters. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Brite, Lazard Freres or any other person assumes responsibility if future results or actual values are materially different from those forecasts or estimates contained in the analyses. As described above, Lazard Freres' opinion to the Brite Board was one of several factors taken into consideration by the Brite Board in making its determination to approve the Merger Agreement. The foregoing summary is a description of all material analysis performed by Lazard Freres but does not purport to be complete and is qualified in its entirety by reference to the written opinion of Lazard Freres set forth in Appendix B.

    Lazard Freres is an internationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, leveraged buyouts, and valuations for estate, corporate and other purposes. The Brite Board selected Lazard Freres to act as its financial advisor on the basis of Lazard Freres' expertise and its reputation in investment banking and mergers and acquisitions.



    In connection with Lazard Freres' services as financial advisor to Brite, Brite has agreed to pay Lazard Freres $300,000 upon consummation of the Mergers. Brite also agreed that it would appoint Lazard Freres as the placement agent or lead manager for any financing during the succeeding year (or the succeeding two years in the case of any secondary offering), subject to Lazard Freres' acceptance of its engagement. Brite has also agreed to reimburse Lazard Freres for its reasonable out-of-pocket expenses, including, but not limited to, fees and expenses of its counsel, such out-of-pocket expenses not to exceed $25,000. Brite has agreed to indemnify Lazard Freres and certain related parties against certain liabilities, including liabilities arising under the federal securities laws.


FEDERAL INCOME TAX TREATMENT

    Based on certain assumptions and subject to certain limitations and qualifications, it is the Company's counsel's opinion that each Merger will constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, the Company will not recognize any gain or loss as a result of the Mergers. The basis in the property acquired by the Company pursuant to the Mergers will be the same as the TSL Companies' basis in such property. It is not anticipated that the Company will benefit from any tax attributes of the TSL Companies transferred to the Company as a result of the Mergers.

ACCOUNTING TREATMENT

    It is expected that each Merger will be accounted for as a pooling-of-interests for financial reporting purposes. The pooling-of-interests method accounts for a business combination as the uniting of the ownership interests of two or more companies by the exchange of equity securities. Assets and liabilities of the companies are carried forward to the combined company at their historical amounts. Revenues and net income of the combined company for the entire fiscal period in which the combination occurs, and the reported incomes of the companies for prior periods are combined and restated, including adjustments to conform accounting policies, as income of the combined company.

REGULATORY MATTERS

    The parties to the Merger Agreement are aware of no governmental or regulatory approvals required for consummation of the Mergers.

DISSENTERS' RIGHTS

    The Company's stockholders have dissenters' rights in connection with the Mergers. The Company will not be obligated to consummate the Mergers if any stockholder initiates steps necessary to perfect dissenters' rights to receive cash for shares of Common Stock and the number of shares with respect to which such step may have been initiated exceeds a number equal to five percent of the shares of Common Stock issued and outstanding immediately prior to the Closing Date.

    Kansas General Corporation Code ("KGCC") Section 17-6712 (a copy of which is attached as ANNEX C to this Proxy Statement) entitles any holder of record of shares of Common Stock who files a written objection to the Mergers prior to the taking of the vote at the Special Meeting and who does not consent to or vote in favor of the Mergers, to demand in writing that the Company pay to such stockholder in cash the fair market value of such shares determined by appraisal (exclusive of any element of value arising from the accomplishment or expectation of the Mergers). Shares represented by a signed proxy card on which no voting direction is made will be deemed to have been voted in favor of the Mergers.

    Any stockholder of record contemplating making a demand for appraisal is urged to review carefully the provisions of Section 17-6712, particularly the procedural steps required to perfect dissenters' rights thereunder. Dissenters' rights will be lost if the procedural requirements of Section 17-6712 are not fully satisfied.

    Set forth below is a complete summary of all material statutory provisions relating to the exercise of dissenters' rights, which summary is qualified in its entirety by reference to the full text of KGCC Section 17-6712 attached hereto as ANNEX C.

    FILING WRITTEN DEMAND.  Stockholders of record who, in accordance with  KGCC
Section 17-6712, file written notice of their objection to the Mergers before the vote on the Mergers at the Special Meeting and whose shares were not voted in favor of the Mergers have the right to receive the value of their shares in cash. Such written objection may be sent to the Company at 7309 East 21st Street North, Wichita, Kansas 67206, Attention: Secretary. Such objections will be deemed to be timely filed if they were mailed to the above address prior to the date on which the Special Meeting is to be held by certified mail, return receipt requested, postage prepaid and received by the Secretary within three days after the date of the Special Meeting. Failure to comply with the requirements of KGCC Section 17-6712 will result in a forfeiture of those rights. Voting against the Mergers, will be deemed insufficient to satisfy the notice requirements of KGCC Section 17-6712.

    NOTICE BY THE COMPANY. Within 10 days after the Mergers become effective, the Company will notify each stockholder who objected thereto in writing and whose shares were not voted in favor of the Mergers, and who filed such written objection to the Mergers with the Company before the taking of the vote on the Mergers at the Special Meeting, that the Mergers have become effective.

    WRITTEN DEMAND. Within 20 days after the mailing of notice by the Company, any dissenting stockholder must demand in writing from the Company, payment of the value of the stockholder's stock. The Company shall pay to the stockholder, within 30 calendar days after the expiration of the 20 calendar day period, the value of the stockholder's stock on the Effective Date of the Mergers.

    SETTLEMENT OF APPRAISAL. If, during the 30 day period, the Company and the dissenting stockholder fail to agree upon the value of such stock, any such stockholder or the Company may demand a determination of the value of the stock of all such stockholders by an appraiser or appraisers to be appointed by a District Court of the State of Kansas (the "Kansas Court"), by filing a petition with the Kansas court within four months after the expiration of the 30 day period. If a petition is filed by a dissenting stockholder, within 10 days after notice of such petition is served upon the Company, the Company must file with the Kansas Court a duly verified list of all stockholders who have demanded payment for their shares and have not reached any agreement with the Company. If the petition is filed by the Company, the petition shall be accompanied by such duly verified list. The clerk of the Kansas Court will give notice of the time and place of the hearing on the petition at least one week before the date of the hearing by registered or certified mail to the Company and to the stockholders shown upon the list at the addresses therein listed and notice shall also be given by publication in a newspaper of general circulation. The Kansas Court will appoint an appraiser or appraisers after the hearing. At such time, the Kansas Court shall require the dissenting stockholders to submit their stock to the clerk of the Kansas Court, to be held by the clerk pending the appraisal proceedings. If any dissenting stockholder fails to comply with such direction, the Kansas Court shall dismiss the proceedings as to such stockholder. After the appraiser or appraisers determine the value of the shares of stock, such appraisals will be filed with the Kansas Court. The Kansas Court may hear arguments on the appraisals, if any, and then will determine the value of the stock as well as any interest thereon, if any, to be paid to the dissenting stockholders.

    PAYMENTS AND COSTS. When the value is so determined, the Kansas Court will direct the payment by the Company of such value, with interest thereon as the Kansas Court determines, to the stockholders entitled to receive the same. Costs of the appraisal proceeding (exclusive of attorneys' and experts' fees) shall be determined by the Kansas Court and taxed upon the parties as the Kansas Court deems equitable in the circumstances. Costs of giving notice by publication and by registered or certified mail shall be borne by the Company.

    Stockholders who receive cash for their Common Stock upon exercise of dissenters' rights will realize taxable gain or loss.

    Pursuant to the Merger Agreement, the TSL Shareholders have waived all dissenters' rights available under New Jersey law.

                              THE MERGER AGREEMENT

    The following paragraphs summarize, among other things, the material terms of the Merger Agreement, which is attached to this Proxy Statement as ANNEX A and incorporated by reference herein. Stockholders are urged to read the Merger Agreement in its entirety for a more complete description of the Mergers.

GENERAL

    The Company, the TSL Companies and the TSL Shareholders have entered into the Merger Agreement, which provides that (i) each TSL Company will be merged into and with the Company and (ii) at the time the Mergers become effective the TSL Shareholders will receive an aggregate of 3,331,000 shares of Common Stock, or approximately 29% of the shares of Common Stock outstanding after the Mergers, in conversion of all of the outstanding TSL Shares. The Mergers are subject to the satisfaction of a number of conditions, including approval by the stockholders of the Company. See "Conditions to the Mergers."

EFFECTIVE TIME OF MERGERS


    The Merger Agreement provides that the Mergers will become effective upon the filing of related Certificates of Merger with the Secretary of State of Kansas and with the Secretary of State of New Jersey (the "Effective Time"). See "Conditions to the Mergers." It is anticipated that, if the Merger Agreement is approved and adopted at the Special Meeting and all other conditions of the Mergers have been fulfilled or waived, the Effective Time will occur on August 8, 1995, or on a date as soon as practicable thereafter.


MANNER AND BASIS OF CONVERTING SHARES

    At the Effective Time, the 3,331,000 shares of Common Stock to be delivered by the Company in conversion of the TSL Shares will be allocated among the TSL Shareholders as described under the heading "Information Concerning the TSL Companies -- Executive Officers, Directors and Principal Shareholders."

    Promptly after the Effective Time and upon receipt of certificates evidencing the shares of Common Stock of the TSL Companies converted in the Mergers, the Company will deliver to each TSL Shareholder the number of shares of Common Stock to which he is entitled as specified in Exhibit B to the Merger Agreement.

    Until a certificate representing shares of Common Stock of a TSL Company has been surrendered to the Company, each such certificate will be deemed at any time after the Effective Time of the Mergers to represent only the right to receive upon such surrender the number of shares of Common Stock to which the TSL Shareholder is entitled under the Merger Agreement.

RESTRICTIONS ON RESALE OF COMMON STOCK

    The shares of Common Stock to be delivered in connection with the Mergers have not been registered under the Securities Act in reliance upon exemptions for non-public or limited offerings, and may not be offered, sold or transferred by the persons receiving such shares in the Mergers unless (i) they are subsequently registered under the Act; (ii) there is presented to the Company an opinion of counsel reasonably satisfactory to the Company to the effect that such registration is not necessary; or

(iii) they are sold pursuant to, and in compliance with, Rule 144 of the Commission. Each of the certificates evidencing the shares of Common Stock delivered under the Merger Agreement will bear a legend to such effect.

    The Merger Agreement provides that the TSL Shareholders may request registration of a portion of their shares of the Company's Common Stock at certain times subsequent to the Effective Time. See "-- Registration Rights."

CONDUCT OF BUSINESS PRIOR TO THE MERGERS

    Pursuant to the terms of the Merger Agreement, the TSL Companies and the TSL Shareholders have agreed that, until the Effective Time or the earlier termination of the Merger Agreement, each TSL Company will continue to conduct its operations in the ordinary course of business, and, without limiting the generality of the foregoing, shall not, without the written consent of the
Company: (i) dispose or contract to dispose of any property or other assets, voluntarily incur any absolute or contingent debt obligation or engage in any activity or transaction except, in each case, in the ordinary course of business; (ii) borrow any money, except in the ordinary and usual course of business under currently existing lines of credit; (iii) enter into any lease or contract for the purchase or sale of real estate or of any interest therein;
(iv) encumber any property or other assets; (v) grant any option, right or warrant to purchase shares of its capital stock; (vi) declare or pay any dividend; provided, however, that each TSL Company is entitled to pay to the TSL Shareholders as additional compensation on the Closing Date an amount in the aggregate equal to the undistributed profits of such TSL Company, if any, prior to giving effect to such payment, through the Closing Date as reflected on the books and records of such TSL Company in accordance with past practices; (vii) purchase or redeem any shares, notes or other securities or make any other distribution to stockholders; (viii) other than in accordance with normal compensation adjustment policies, increase the rate of remuneration of any of its directors, officers, employees or other representatives, or agree to do so;
(ix) adopt any new, or amend any existing, employee benefit plan; (x) form, or cause to be formed, any subsidiary; (xi) issue, sell, distribute or dispose of any shares, notes or other securities of the TSL Company; (xii) make any commitments for capital improvements or materially alter standing commitments for capital improvements, except as set forth in the Merger Agreement; (xiii) fail to keep its properties insured to the same extent as they are represented to be insured in the Merger Agreement; or (xiv) commit itself to do any of the foregoing.

    If, after giving effect to the payments permitted under clause (vi) immediately above, the consolidated cash balance of the TSL Companies is less than $750,000 or the consolidated working capital of the TSL Companies is less than $2,400,000, the TSL Shareholders shall be required to lend to the Company on the Closing Date the amount necessary to increase the consolidated cash balance of the TSL Companies to not less than $750,000 and increase the working capital of the TSL Companies to not less than $2,400,000 (the "Loans"); provided, however, that the amount of the Loans will not exceed the amounts paid to the TSL Shareholders as described in clause (vi) above, net of all federal, state and local taxes paid with respect thereto. The Loans shall be general unsubordinated debt obligations of the Company, consistent with past practices of the TSL Companies, payable by the Company to the TSL Shareholders on April 1, 1996, at which time all amounts outstanding under the Loans shall be due and payable; provided, however, if, based upon the monthly balance sheet of the TSL Companies (as an operating division of the Company), to be prepared by the Company on and as of the first day of each month after the Effective Time in accordance with generally accepted accounting principles on an accrual basis, the TSL Companies (as an operating division of the Company) have a cash balance of at least $750,000 and working capital of at least $2,400,000, then the Company shall be required to prepay the Loans to the extent that working capital exceeds $2,400,000, such prepayment to be made within five days of the date of the balance sheet. Absent a default by the Company for failure to repay the Loans, the Loans shall bear no interest except to the extent of any tax liability of the TSL Shareholders which may arise as a result of interest income imputable on the Loans. If the Company defaults in repaying the Loans, the Loans shall bear interest at the rate of two percent per annum in excess of the Prime Rate, as reported in the Wall Street Journal, adjusted monthly. All interest accrued thereafter and the principal amount of the Loans shall become immediately due and payable to the TSL Shareholders upon the occurrence of a default in payment.

    The TSL Companies and the TSL Shareholders have further agreed that neither any TSL Company nor any TSL Shareholder will permit its officers, employees, representatives or other agents to, directly or indirectly, encourage, solicit or initiate discussions or negotiations with any corporation, partnership, person or other entity or group (other than the Company or an officer, director, employee or other authorized representative or agent of the Company) concerning any bid, merger or sale of the assets of any TSL Company other than in the ordinary course of business, sale of shares of capital stock of any TSL Company or similar transaction involving any TSL Company. Promptly upon receiving any inquiry, request or proposal from or contact by any person with respect to any bid, merger, sale, or similar transaction, the TSL Company shall advise the Company of such inquiry, request, proposal or contact and provide the Company all relevant information with respect thereto.

    Each of the parties intends that: (a) each Merger be accounted for as a pooling-of-interests; and (b) each Merger be treated as a reorganization within the meaning of Section 368(a) of the Code.

CORPORATE STRUCTURE AND RELATED MATTERS AFTER THE MERGERS

    The consummation of each Merger is contingent upon, and deemed to occur simultaneously with, the other Mergers. At the Effective Time, the TSL Companies will be merged with and into the Company which will be the surviving corporation. The TSL Shareholders will receive an aggregate of 3,331,000 shares of Common Stock in conversion of all of the outstanding TSL Shares. The shares of Common Stock to be issued in the Mergers will be validly issued, fully paid, and nonassessable shares of Common Stock.

    As soon as practicable, and in any event within 30 days after the Effective Time, the Board of Directors will be expanded to seven directors, Glenn A. Etherington will resign from the Board and Alan C. Maltz and Scott A. Maltz will be appointed to serve as members of the Board. Thereafter, as long as the TSL Shareholders own at least 20% of the issued and outstanding Common Stock, the Board of Directors will nominate for election to the Board at each Annual Meeting of the Stockholders of the Company, two persons to be designated by the TSL Shareholders. The number of nominees to be designated by the TSL Shareholders shall be reduced to one when their collective ownership of Common Stock is less than 20% of the issued and outstanding shares and, when their collective ownership is less than 10% of such shares, the right of the TSL Shareholders to designate a nominee shall terminate. As used in this paragraph, "TSL Shareholders" includes the executor, personal representative or heirs of a TSL Shareholder. See "Information Concerning the TSL Companies -- Management" for certain information regarding the TSL designees to the Board of Directors.

    In connection with the Mergers, the Company will enter into an Employment Agreement with each of the three principal TSL Shareholders. See "Employment Agreements." After the Effective Time, the Company intends to attempt to enter into employment agreements with other key employees of the TSL Companies.

    As soon as practicable after the Effective Time, the Company will grant incentive stock options to certain management personnel of the TSL Companies (other than the TSL Shareholders) under the Company's 1994 Stock Option Plan. The terms and conditions of the option grants will be mutually agreed upon by the Company and the TSL Shareholders and will cover an aggregate of 116,000 shares of Common Stock.

CONDITIONS TO THE MERGERS

    The respective obligations of the parties to consummate the Mergers are subject to the satisfaction of a number of conditions, including but not limited to the following: (a) the Merger Agreement shall have been approved and adopted by the requisite vote of the stockholders of each of the Company and the TSL Companies (the TSL Shareholders have agreed to vote all of their TSL Shares in favor of the Mergers by written consent or at duly convened meetings of the TSL Shareholders held for such purposes) and the Company shall have furnished to the TSL Companies and each TSL Company shall have furnished to the Company a certified copy of the resolutions duly adopted by its Board and a certified copy of the resolutions duly adopted by its stockholders entitled to vote on the Mergers, approving the Merger
Agreement; (b) no provisions of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Mergers or materially impair the effective operation of the business of the Company after the Mergers; (c) no litigation, proceeding or governmental investigation shall be pending (whether or not both the Company and any TSL Company are parties to such litigation, proceeding or investigation) seeking to restrain, prevent or rescind the transactions contemplated by the Merger Agreement or change the terms of the Merger Agreement or terminate the Merger Agreement, which litigation, proceeding or governmental investigation makes it inadvisable in the opinion of the Board of either the Company or a TSL Company to consummate the transactions contemplated by the Merger Agreement; (d) all statutory requirements for the valid consummation by the parties of the transactions contemplated by the Merger Agreement shall have been fulfilled and all authorizations, consents and approvals of federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by the Merger Agreement, and to permit the business presently carried on by the Company and the TSL Companies to continue unimpaired immediately following the Mergers, shall have been obtained;
(e) the holders of not more than 5% of the issued and outstanding Common Stock shall have initiated steps necessary to perfect their dissenters' rights; and
(f) the Employment Agreements shall have been executed and delivered.


    In addition, the obligation of the Company to consummate the Mergers is further subject to the satisfaction of a number of conditions, unless waived in writing by it, including but not limited to the following: (a) the truth and accuracy in all material respects of the representations and warranties of the TSL Shareholders set forth in the Merger Agreement; (b) the TSL Companies' and the TSL Shareholders' compliance in all material respects with the covenants, obligations and conditions to be performed by them pursuant to the Merger Agreement; (c) the non-occurrence of any material adverse change in the TSL Companies' business, properties, results of operations or financial condition, or any loss or damage to any of the properties of, or assets of, the TSL Companies taken as an entirety, which would materially affect or impair their ability to conduct the business now being conducted by them after the Mergers;
(d) the receipt by the Company of an opinion of counsel to the TSL Companies and the TSL Shareholders with respect to certain legal matters as are set forth in
Section 8.1(c) of the Merger Agreement, including, but not limited to, the legal existence and good standing of the TSL Companies under New Jersey law, the validity and binding effect of the Merger Agreement on the TSL Companies and the TSL Shareholders, and the effectiveness of the Mergers upon the filing of Certificates of Merger under New Jersey law; (e) the receipt by the Company of a letter from the TSL Companies' independent auditors with respect to certain matters as are set forth in Section 8.1(e) of the Merger Agreement to the effect that, among other things, subject to specified procedures and qualifications, nothing has come to their attention which would lead them to believe that, since the most recent audited financial statements of the TSL Companies, to the date of such letter, there has been (A) any increase or decrease in the outstanding capital stock, or any increase in indebtedness for borrowed money, or (B) any decrease in the net assets of the TSL Companies, or occurrence of any material contingent liability not required to be reflected in the computation of net assets of the TSL Companies; and (f) the receipt by the Company of an opinion of Lazard Freres dated not more than five days prior to the mailing of this Proxy Statement, that the consideration to be paid in the Mergers is fair to the Company from a financial point of view, and such opinion shall not have been withdrawn.


    In addition, the obligations of the TSL Companies and the TSL Shareholders to consummate the Mergers are further subject to the satisfaction of a number of conditions, unless waived in writing by them, including but not limited to the following: (a) the truth and accuracy in all material respects of the representations and warranties of the Company set forth in the Merger Agreement;
(b) the Company's compliance in all material respects with the covenants, obligations and conditions to be performed by the Company pursuant to the Merger Agreement; (c) the non-occurrence of a material adverse change in the Company's business, properties, results of operations or financial condition, or any loss or damage to any of the properties of, or assets of, the Company which would materially affect or impair its ability to conduct the business now being conducted by it after the Mergers; (d) the receipt by the TSL Companies of an opinion of counsel to the Company with respect to such matters as are set forth in the Merger Agreement; and (e) the average of the closing prices for the Common Stock for the 20 trading days ending on the last trading day prior to the Closing Date shall not be less than $12.


    At any time prior to the Effective Time, the parties may, to the extent legally allowed, waive compliance with any of the terms or conditions contained in the Merger Agreement. Because each Merger is contingent upon, and will be deemed to occur simultaneously with, the other Mergers, management of the Company believes that if any Merger cannot be completed the Company will terminate the Merger Agreement and none of the Mergers will be completed.
Furthermore, if the holders of more than 5% of the Company's Common Stock exercise dissenters' rights in connection with the Mergers, management of the Company believes that the Company will terminate the Merger Agreement.


REGISTRATION RIGHTS

    The Company will provide certain registration rights to the TSL Shareholders with respect to the shares of Common Stock received in the Mergers.

    DEMAND REGISTRATION. Any TSL Shareholder has the right to make a written demand on the Company to register shares of the Common Stock received in the Mergers under the Securities Act (the "Demand Registration"). Upon receiving such demand, the Company will provide written notice of the proposed registration to all other TSL Shareholders and use its best efforts to effect the registration through an underwritten public offering to permit or facilitate the sale and distribution of such portions of the TSL Shareholders' shares of Common Stock as are specified in the original request or subsequent requests given by the remaining TSL Shareholders. A registration statement covering the shares of Common Stock sought to be registered by the TSL Shareholders shall be filed as soon as practicable, but in any event, within 45 days after the Company's receipt of the request or requests for registration. However, if the Company determines that it would be seriously detrimental to the Company and its Stockholders for such registration statement to be filed on the date filing would be required, due to the fact that the disclosure at such time of information contained in such registration statement would be premature, upon so certifying to the TSL Shareholders, the Company may defer the filing of the registration statement for a period of not more than 30 days. Furthermore, no such registration statement shall be declared effective by the Commission less than six months from the Effective Time. Either the Company or any Company stockholder, with the consent of the Company, may include shares in any such registration provided that the addition of any such shares shall not cause the number of shares requested to be registered by the TSL Shareholders to be reduced.

    The Company shall not be obligated to take any action in response to a request for a Demand Registration if (i) it has effected one such registration and the TSL Shareholders (A) have either sold at least 30% in the aggregate of the Shares of Common Stock received by them at the Effective Time or (B) have sold less than 30% of such amount and the failure to sell at least 30% of such amount is a result of the TSL Shareholders having requested registration of such lesser number or of a voluntary withdrawal of shares from the registration by the TSL Shareholders; or (ii) if the number of shares with respect to which Demand Registration is requested by all TSL Shareholders is less than 10% of the number of shares of Common Stock received at the Effective Time; (iii) after two years shall have elapsed since the Effective Time; or (iv) after the Company has effected two such Demand Registrations. Furthermore, in no event shall the Company be required to effect the Demand Registration of any shares of Common Stock which, when added to any other shares registered pursuant to a Demand

Registration, exceed 40% in the aggregate of the shares of Common Stock received by the TSL Shareholders at the Effective Time. The TSL Shareholders may not request that a Demand Registration shall become effective under the Securities Act until six months after the Effective Time.

    INCIDENTAL REGISTRATION. The Company has also agreed that if, at any time two years or more after the Effective Time, it decides to register any of its securities under the Securities Act, other than in connection with a merger, for its own benefit or for the benefit of stockholders of the Company, it will notify the TSL Shareholders who may then request to have registered under all such registration statements up to an aggregate of 50% of the shares of Common Stock held by such TSL Shareholder, after the sale by such TSL Shareholder of shares of Common Stock pursuant to one or more Demand Registrations. In the event an Incidental Registration is for an underwritten public offering, if the underwriter determines that marketing considerations require a limitation in the number of shares to be registered, the underwriter may limit the number of shares to be sold in the registration by all selling shareholders, prorata according to their respective ownership interests, provided, however, that no such reduction shall apply to a selling shareholder holding 100,000 shares of Common Stock or less, up to a maximum of 500,000 shares of Common Stock, held by such selling shareholders.

    EXPENSES. The TSL Shareholders will pay their proportionate shares (based on the total number of shares of Common Stock being sold) of all expenses incurred in connection with the first Demand Registration or any Incidental Registration, including, without limitation, all expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration. In no event shall the Company be required to pay for any portion of the expenses of any registration begun at the request of the TSL Shareholders and subsequently voluntarily withdrawn by the TSL Shareholders, in which such case such expenses will be borne by the TSL Shareholder or Shareholders requesting the withdrawal, nor shall the Company be required to pay the fees of legal counsel for the TSL Shareholders. In any event, underwriters' fees, discounts or commissions will be paid by the persons selling shares of Common Stock pursuant to a registration, proportionate to the number of shares sold by each such seller.

    INDEMNIFICATION. The Company will indemnify and hold harmless each TSL Shareholder and each underwriter (as defined in the Securities Act) and each person, if any, who controls such underwriter within the meaning of the Securities Act against losses, claims, damages or liabilities, joint or several ("Losses"), to which such TSL Shareholder or underwriter or controlling person may become subject under the Securities Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of a registration of Common Stock as provided for in the Merger Agreement, except to the extent any Loss arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the TSL Shareholder for use in a Registration Statement. The TSL Shareholders will indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls the Company within the meaning of the Securities Act, against Losses to which they become subject as a result of a registration of Common Stock as provided for in the Merger Agreement, if such Losses arise out of, or are based on, any untrue statement or omission which is based upon written information furnished by the TSL Shareholders for use therein.

TERMINATION; AMENDMENT

    The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Mergers by the Company's stockholders and the TSL Shareholders, by mutual written consent of the Company's and each of the TSL Companies' respective Boards, or by either party if the Mergers are not consummated in accordance with the terms of the Merger Agreement on or before October 31, 1995.

    The Merger Agreement may be amended prior to the Effective Time, to the extent legally allowed, by the mutual written consent of the Company's and each of the TSL Companies' respective Boards. Any amendment made subsequent to the adoption of the Merger Agreement by the stockholders of any company may not (i) alter or change the amount or kind of consideration to be exchanged, or any of the proceedings, in exchange for or on conversion of all or any of the shares of common stock of such company; (ii) alter or change any term of the Articles of Incorporation of the Company to be effected by the Merger; or (iii) alter or change any of the terms and conditions of the Merger Agreement, if such alteration or change would adversely affect the stockholders of the company or companies having approved the related Merger.

EXPENSES

    In consideration of advisory services rendered to the TSL Companies in connection with the Merger Agreement and the consummation of the Mergers, Ladenburg will be paid a fee equal to the value of 119,000 shares of Common Stock, such shares to be valued at the average of the closing prices for the Common Stock on the Nasdaq Stock Market for each of the 20 trading days ending on the last trading day prior to the Closing Date. Such fee will be paid by the Company at the Effective Time. Based upon an assumed price for the Common Stock of $19, the closing price for the Common Stock on May 23, 1995, the amount of the fee would be $2,261,000. Also at the Effective Time all costs and expenses of the Company, the TSL Companies, and the TSL Shareholders incident to the negotiations and preparation of the Merger Agreement and consummation of the transactions contemplated thereby, including the fees and expenses of the TSL Companies' attorneys, and the fees and expenses of its independent public accountants in connection with the preparation of the TSL Companies' 1992, 1993 and 1994 audited financial statements, will be paid by the Company. If the Merger Agreement is terminated as permitted therein and such termination is not attributable to a breach of the Merger Agreement by any party, each party shall pay all fees and expenses incurred by it in connection with the Merger Agreement and the transactions contemplated thereby.

    Assuming that the fee payable to Ladenburg is $2,261,000, the negotiation and consummation of the Mergers will result in aggregate expenses to the Company of approximately $3,350,000, including nonrecurring expenses paid to financial advisors, attorneys and accountants. The costs of integrating operations are expected to result in an additional nonrecurring charge to the combined company's results of operations after consummation of the Mergers. Although the actual amount of such charge cannot be determined until the operational and transition plans are completed, the Company currently estimates that the aggregate integration charge will range between $100,000 and $200,000. In any event, costs associated with the Mergers, which will be reflected separately as nonrecurring charges in the Company's financial statements, may negatively impact results of operations in 1995.

INDEMNIFICATION

    Each TSL Shareholder has agreed to indemnify and hold harmless the Company from and against any Losses resulting from any breach of any representation or warranty made by such TSL Shareholder in the Merger Agreement with respect to certain individual representations and warranties pertaining to such TSL Shareholder's ownership of the TSL shares delivered by him in connection with the Mergers. In addition, the TSL Shareholders, severally and not jointly, have agreed to indemnify and hold harmless the Company from and against any Losses resulting from any breach of any other representation or warranty contained in the Merger Agreement, but only to the extent that the aggregate amount of such Losses exceeds $300,000. The TSL Shareholders' aggregate indemnification obligation, calculated at the time a request for indemnification is made, is limited to the lesser of (i) $20 million, and (ii) 33 1/3% of the sum of (x) the net proceeds received, after taxes, fees, and expenses incurred, by the TSL Shareholders from the sale of shares of Common Stock received under the Merger Agreement and (y) the market value of the remaining shares of Common Stock received under the Merger Agreement then held by such TSL Shareholders valued at the average of the closing prices for the Common Stock on the Nasdaq Stock Market for the 20 trading days ending on the last trading day prior to the date of payment. The aggregate liability of each TSL Shareholder is limited to the product of (i) the aggregate liability of the TSL Shareholders calculated as described above and (ii) a fraction, the numerator of which is the total number of shares of Common Stock issued to such TSL Shareholder pursuant to the Merger Agreement, and the denominator of which is 3,331,000.

                             EMPLOYMENT AGREEMENTS

    At the Effective Time, the Company will enter into employment agreements with each of Alan C. Maltz, Scott A. Maltz and Stephen B. Rockoff (the "Employment Agreements"). Under the Employment Agreements, each employee will be required to use his best efforts on a full-time basis to promote the best interests of the Company. The Employment Agreements continue for a term ending December 31, 1997.

    Each employee will receive a salary ("Base Pay"), which will be increased by 2 1/2% as of January 1, 1996, and by an additional 5% as of January 1, 1997. In addition, each employee will receive an incentive bonus ("Base Bonus") if the TSL Division of the Company meets a mutually agreed upon financial performance target for the subject fiscal year, established during the annual budget preparation of the Company for such fiscal year, which Base Bonus will be reduced on a sliding scale basis if targeted performance is not met, to 0% of the Base Bonus if the TSL Division fails to meet the financial performance target by 25% or more and increased on a sliding scale basis to a maximum of 200% of the Base Bonus if TSL exceeds the financial performance target by 25% or more. The Base Bonus will be increased by 2 1/2% for the year commencing January 1, 1996, and an additional 5% for the year commencing January 1, 1997. Each month during the period from the Effective Time through the later of (i) December 31, 1996, and (ii) the last day of the 16th month after the Effective Time, the employee will be paid an advance in an amount equal to one-twelfth of the Base Bonus for the year in progress and such advance shall be non-refundable to the Company regardless of the TSL Division's financial performance during such year.

    Alan C. Maltz will serve as Executive Vice President of the Company in charge of the TSL Division and will receive, on an annual basis, beginning Base Pay of $200,000 and beginning Base Bonus of $85,000. Scott A. Maltz and Stephen
B. Rockoff, as Vice Presidents, will each receive, on an annual basis, beginning Base Pay of $175,000 and beginning Base Bonus of $65,000.

    Each Employment Agreement is terminable by the Company for "cause" as defined therein, and by the employee if the Company materially breaches the Employment Agreement, including (i) making a material change in the duties and responsibilities of the employee, (ii) relocating the employee, (iii) changing the conditions of employment of the employee which are, in the aggregate, material, or (iv) materially failing to support TSL as an operating division of the Company.

    Each Employment Agreement provides, generally, that the employee will not compete with the Company during the period in which he is employed by the Company and thereafter, if termination of employment was for cause, for a period of three years, or, if the employee was employed by the Company for less than a full year at the time of termination of employment, an additional number of days equal to the difference between 365 and the number of days elapsed from the date of the Employment Agreement to the termination date. If the employee's employment is terminated other than for cause, the Company is required to continue the employee's compensation payments throughout the term of the Employment Agreement, during which the employee will be prohibited from competing with the Company. In addition, the Company will have the option of extending the period of noncompetition to the fourth anniversary of the date of the Employment Agreement, provided that during such extended period the Company makes payments of an amount equal to the product of the employee's Base Pay plus his Base Bonus (both as in effect on December 31, 1997), multiplied by a fraction (i) the numerator of which is the difference between $20 million and the aggregate net proceeds received by the TSL Shareholders from sales of the Common Stock (after deducting all taxes, fees and expenses incurred in connection with such sales) from the Effective Time to December 31, 1997 and
(ii) the denominator of which is $20 million.

    During the period in which the noncompetition provision described above is in effect, the employee is prohibited from soliciting any person who is, or at any time during the employment period was, an employee of the Company (other than secretarial and other personnel whose duties are ministerial in nature) to become employed by any other person in competition with the Company. In addition, during the four year period following termination of the employee's employment with the

Company, regardless of the basis for termination, the employee is prohibited from soliciting any entity which was a customer of the Company during the period of five years prior to the termination of the employee's employment for purposes of obtaining business which would constitute a Prohibited Business as defined in each Employment Agreement.

             SELECTED COMBINED FINANCIAL DATA OF THE TSL COMPANIES

    The summary historical combined statement of operations data of the TSL Companies for each of the five years in the period ended December 31, 1994 and the combined balance sheet data as of December 31, 1994 have been derived from the combined financial statements of the TSL Companies. The combined statements of operations for each of the three years in the period ended December 31, 1994 and for each of the quarters ended March 31, 1995 and March 31, 1994 and the combined balance sheets at March 31, 1995, December 31, 1994 and December 31, 1993 are included elsewhere herein. The statement of operations data for such periods and the balance sheet data at such dates should be read in conjunction with the combined financial statements of the TSL Companies, including the notes thereto, and with "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere herein. The balance sheet data at March 31, 1995 and statement of operations data for the three months ended March 31, 1995 and March 31, 1994 for the TSL Companies are derived from unaudited financial information. Management believes that this unaudited information reflects all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the results of operations for the periods presented. The financial information at March 31, 1995 and for the quarter then ended is not necessarily indicative of the results of operations that may be expected for the entire year.

                                                                                                     THREE MONTHS
                                                         YEAR ENDED DECEMBER 31,                   ENDED MARCH 31,
                                          -----------------------------------------------------  --------------------
                                            1990       1991       1992       1993       1994       1994       1995
                                          ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                               (UNAUDITED)                           (UNAUDITED)
TSL Statement of Operations Data:
  Revenues..............................  $   4,949  $   6,196  $   6,666  $   9,554  $  13,636  $   2,719  $   3,774
  Operating income (loss)(1)............        (95)       869       (458)       698       (873)      (219)       328
  Net income (loss)(1)..................       (127)       791       (436)       660     (1,144)      (309)       302
TSL Balance Sheet Data:
  Working capital.......................  $    (507) $     302  $     (77) $     880  $    (257) $     587  $      62
  Total assets..........................      1,042      1,866      1,767      2,774      3,450      3,626      3,223
  Long-term debt........................     --         --         --            210        140        193        123
  Stockholders' equity..................        (63)       728        292        952       (192)       644        110

- ------------------------
(1) The TSL Companies have elected "S" corporation status under federal tax laws, and accordingly, have distributed all taxable profits each year as additional shareholder and officer compensation. See "Unaudited Pro Forma Combined Condensed Financial Statements" for adjustment of historical financial data to reflect comparable salary and income tax expense to be recorded in future periods. The Company believes this information is necessary for investors to assess realistically the impact of the combination.

                               THE TSL COMPANIES
                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS

    The following table sets forth for the period indicated the percentage of net sales represented by each item reflected in the TSL Companies' Combined Statement of Operations. This table and the subsequent discussion should be read in conjunction with the Selected Combined Financial Data and the Combined Financial Statements and Notes to Combined Financial Statements contained elsewhere herein.

                                                                        PERCENTAGE OF REVENUES
                                                      ----------------------------------------------------------
                                                        THREE MONTHS ENDED            FISCAL YEAR ENDED
                                                      ----------------------  ----------------------------------
                                                       3/31/95     3/31/94     12/31/94    12/31/93    12/31/92
                                                      ----------  ----------  ----------  ----------  ----------
Revenues:
  Billing verification services.....................       44.1%       45.9%       48.9%       48.8%       62.0%
  Management software applications..................       21.2%       22.2%       17.3%       26.7%       25.7%
  Operations management.............................       13.5%       12.4%       15.9%        7.9%      --
  Technical consulting..............................       21.2%       19.5%       17.9%       16.6%       12.3%
                                                      ----------  ----------  ----------  ----------  ----------
    Total...........................................      100.0%      100.0%      100.0%      100.0%      100.0%
Salaries and wages..................................       27.0%       26.6%       24.9%       32.1%       34.4%
Additional compensation to shareholders and
 officers...........................................       41.6%       60.3%       55.2%       28.9%       39.2%
Other operating expenses............................       22.7%       21.2%       26.3%       31.7%       33.3%
                                                      ----------  ----------  ----------  ----------  ----------
Income from operations..............................        8.7%       (8.1%)      (6.4%)       7.3%       (6.9%)
Interest income.....................................         .1%         .3%         .9%         .4%         .7%
Interest expense....................................      --          --          --          --            (.1%)
Income (loss) before state income taxes.............        8.8%       (7.8%)      (5.5%)       7.7%       (6.3%)
Provision for state income taxes....................        (.8%)      (3.6%)      (2.8%)       (.8%)       (.2%)
                                                      ----------  ----------  ----------  ----------  ----------
Net income..........................................        8.0%      (11.4%)      (8.3%)       6.9%       (6.5%)
                                                      ----------  ----------  ----------  ----------  ----------
                                                      ----------  ----------  ----------  ----------  ----------

THREE MONTHS ENDED MARCH 31, 1995, AND MARCH 31, 1994

    Revenues during the quarter ended March 31, 1995 increased $1,055,661, or 38.8%, compared to the same quarter in 1994. This increase was due primarily to a 53% increase in operations management revenues and a 50% increase in technical consulting revenues. These revenue increases were the result of the provision of services to a larger number of clients compared to the prior year, and in consulting, principally due to an increase in the number of corporate relocation projects.

    The TSL Companies have not implemented any material price increases, other than inflationary increases in operations management fees, during the past three years and do not expect material price increases during the next 12 months and beyond, due primarily to competitive pressures and the desire to maintain affordable rates for their customers. The TSL Companies believe that the lack of price increases has not had a material impact on margins due to increased efficiencies in billing verification services and management software applications, the charges for which are not directly related to the cost of providing services and which represent the majority of the TSL Companies' revenues.

    Salaries and wages increased $296,825, or 41.1%, during the first quarter of 1995, compared to the first quarter of 1994. As a percentage of revenues, these expenses increased to 27.0% of revenues in 1995 from 26.6% of revenues in 1994. The increase in actual costs was due to an increase in the number of employees from approximately 56 employees in 1994 to 74 employees during the same period in 1995, in order to service the increased demand for the TSL Companies' services. The TSL

Companies believe that, as a percentage of revenues, the salaries and wages for the first quarter of 1994 and 1995 are comparable and the differences are the result of changes in product mix during the periods.

    The TSL Companies have elected "S" corporation treatment for federal income tax purposes, and have generally filed their income tax returns on a cash basis. All taxable profits have been distributed as additional compensation to shareholders and officers each period based on estimated taxable income. Additional compensation to shareholders and officers was $1,571,717 in the first quarter of 1995, compared to $1,639,396 during the same period in 1994. This reduction is principally due to a decrease in tax basis profits available for distribution in 1995 compared to 1994.

    Other operating expenses increased $279,809, or 48.6%, during the first quarter of 1995 compared to the first quarter of 1994. As a percentage of revenues, other operating expenses increased from 21.2% in 1994 to 22.7% in 1995. The most significant increase in actual costs was due to increased use of outside consulting services to support increased demand for the companies' services. The increase as a percentage of revenues was due principally to the timing of certain purchases, such as data center supplies, travel and other similar expenses which are not directly related to revenue generation.

    Income tax expense was $31,115 during the first quarter of 1995, compared to $97,000 during the first quarter of 1994. The TSL Companies have elected "S" corporation treatment for federal income tax purposes; therefore, the provision for income taxes consists of state and local taxes in those jurisdictions in which the TSL Companies did not elect "S" corporation status, or for jurisdictions which do not recognize "S" corporations for local tax purposes. The 1994 income tax provision reflects a charge of $97,000 on a loss before taxes of $211,550, representing a provision for additional state and local taxes related to the potential treatment by taxing authorities of certain tax deductions taken and management fees charged between the four TSL Companies.

YEARS ENDED DECEMBER 31, 1994 AND DECEMBER 31, 1993

    Revenues increased $4,082,519, or 42.7%, in fiscal 1994 compared to fiscal 1993. This improvement was principally due to the signing of consulting and operations management contacts with two large banking clients for which TSL had previously provided billing verification services. Also contributing to this improvement was the signing of a large contract with a brokerage firm, principally for technical consulting related to the design and project management of the brokerage firm's trading floor activities. There were no material price increases for such services during the periods.

    Salaries and wages increased $326,226, or 10.6%, while decreasing as a percentage of revenue from 32.1% to 24.9%. The increase in actual costs was due to an increase in the number of employees from 60 at the end of 1993 to 71 at the end of 1994, as a result of increased demand for the TSL Companies' services. The decrease as a percentage of revenues was due to increased efficiency and a larger revenue base over which to spread the fixed costs of services and support.

    The TSL Companies have elected "S" corporation treatment for federal income tax purposes, and have generally filed their income tax returns on a cash basis. All taxable profits have been distributed as additional compensation to shareholders and officers each period based on estimated taxable income. Additional compensation to shareholders and officers was $7,529,470 in 1994, compared to $2,760,602 during 1993. This increase is due to additional profits available for distribution in 1994 compared to the prior year.

    Other operating expenses increased $558,494, or 18.4%, while decreasing as a percentage of revenues from 31.7% to 26.3%. The increase in actual costs was due to increased use of outside consulting services to support increased demand for the companies' services, while the decrease as a percentage of revenues was principally due to an increase in the revenue base over which to spread the fixed costs of service and support.

    The TSL Companies incurred an operating loss of $872,874 for the year ended December 31, 1994. The principal reason for this loss was the increase in additional compensation to shareholders and officers that was made based on income for federal income tax purposes. The difference between income for tax purposes and financial reporting purposes was principally due to a decrease in accounts receivable which resulted in income for tax purposes but not for financial reporting purposes, and certain accrual adjustments which were not deductible for tax purposes.

    Income tax expense was $387,885 in 1994 compared to $72,354 in 1993. The provision for income taxes consists of state and local taxes in those jurisdictions in which the TSL Companies did not elect "S" corporation status, or for jurisdictions which do not recognize "S" corporations for local tax purposes. The 1994 income tax provision reflects a charge of $387,885 compared to a loss before taxes of $756,201, representing a provision for additional state and local taxes related to the potential treatment by taxing authorities of certain tax deductions taken and management fees charged between the four TSL Companies.

YEARS ENDED DECEMBER 31, 1993 AND DECEMBER 31, 1992

    Revenues increased $2,887,149, or 43.3%, compared to fiscal 1992. In 1993 operations management services were introduced which contributed revenues of $709,000 during such period. Also contributing to this improvement was an increase in consulting revenues due to additional revenues generated from existing technical consulting clients. There were no material price increases for such services during the periods.

    Salaries and wages increased $772,787, or 33.7%, while decreasing as a percentage of revenue from 34.4% to 32.1%. The increase in actual costs was due to an increase in the number of full-time employees from 46 at the end of 1992 to 60 at the end of 1993, principally to service the increasing demand for the TSL Companies' services.

    Additional compensation to shareholders and officers was $2,760,602 in 1993, compared to $2,615,882 during 1992, principally due to an increase in tax basis profits available for distribution in 1993 compared to 1992.

    Other operating expenses increased $813,719, or 36.7%, while decreasing as a percentage of revenues from 33.3% to 31.7%. The increase in actual costs was due to increased use of outside consulting services to support increased demand for the companies' services, while the decrease as a percentage of revenues was principally due to an increase in the revenue base over which to spread the fixed costs of service and support.

    Income tax expense was $72,354 in 1993 compared to $15,900 in 1992. The provision for income taxes consists of state and local taxes in those jurisdictions in which the TSL Companies did not elect "S" corporation status, or for jurisdictions which do not recognize "S" corporations for local tax purposes.

RECENT FASB PRONOUNCEMENTS

    In December 1990, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Post Retirement Benefits Other than Pensions" ("SFAS No. 106"). SFAS No. 106 became effective for fiscal years beginning after December 15, 1992. The TSL Companies do not offer any post retirement benefits subject to the provision of SFAS No. 106, and believe that it will have no impact on the TSL Companies' financial position or results of operations.

    In November 1992, the FASB issued Statement of Financial Accounting Standards No. 112, "Employers' Accounting for Post Employment Benefits." This statement became effective for fiscal years beginning after December 31, 1993. The TSL Companies do not offer any post employment benefits and believe this pronouncement will have no impact on the TSL Companies' financial position or results of operations.

LIQUIDITY AND CAPITAL RESOURCES

    As of March 31, 1995, the TSL Companies had working capital of $61,924 and a current ratio of 1.02 to 1. This compares to a working capital deficit of $256,878 and a current ratio of .93 to 1 at December 31, 1994 and working capital of $880,483 and a current ratio of 1.55 to 1 at December 31, 1993.

    The working capital deficit at December 31, 1994 resulted from a decrease in accounts receivable, and an increase in loans payable -- officers, accounts payable and income taxes payable. This working capital deficit had no impact on the TSL Companies' ability to meet its obligations as they came due, as loans payable -- officers are retired only upon the payment of other obligations.

    The TSL Companies have typically funded their cash requirements through internally generated cash flow and periodic loans from shareholders, which are usually made at year end upon distribution of the taxable profits of the companies. Such loans are generally repaid during the following year as internally generated cash flow permits.

    The TSL Companies have no material capital expenditure obligations and believe that they have adequate borrowing capacity should the need arise. The TSL Companies believe that funds provided by operations and proceeds from shareholder loans as necessary will be adequate to fund any working capital requirements on both a short-term and long-term basis.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

    The following unaudited pro forma combined condensed financial statements have been prepared to give effect to the Mergers, using the pooling-of-interests method of accounting.

    The unaudited pro forma combined condensed balance sheet as of March 31, 1995 gives effect to the Mergers as if they had occurred on March 31, 1995, and combines the audited condensed consolidated balance sheets of Brite and TSL as of March 31, 1995.

    The unaudited pro forma combined condensed statements of income combine the historical consolidated statements of income of Brite and TSL for each of the three fiscal years ended December 31, 1994 and the unaudited three months ended March 31, 1995 and 1994, in each case as if the Mergers had occurred at the beginning of the earliest period presented.

    Such unaudited pro forma combined condensed information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Mergers occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of Brite and TSL and should be read in conjunction with the respective historical consolidated financial statements and notes thereto of Brite and TSL, incorporated by reference herein or included elsewhere in this Proxy Statement, and do not incorporate any benefits from cost savings or synergies of operations of the combined company.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                     ASSETS

                                                            BRITE             TSL          PRO FORMA     PRO FORMA
                                                        MARCH 31, 1995  MARCH 31, 1995    ADJUSTMENTS    COMBINED
                                                        --------------  ---------------  -------------  -----------
                                                                              (IN THOUSANDS)
Current Assets:
  Cash and equivalents................................    $    4,022       $   1,187     $               $   5,209
  Short-term investments, at cost which approximates
   market.............................................         3,704          --                             3,704
  Accounts receivable, net of allowances..............        21,373           1,759                        23,132
  Inventories.........................................         9,180          --                             9,180
  Other current assets................................         1,883               6                         1,889
                                                        --------------       -------        ------      -----------
      Total current assets............................        40,162           2,952                        43,114
                                                        --------------       -------        ------      -----------
Property and Equipment, net...........................         9,928             171                        10,099
Other Assets..........................................         2,291          --                             2,291
                                                        --------------       -------        ------      -----------
    Total.............................................    $   52,381       $   3,123     $               $  55,504
                                                        --------------       -------        ------      -----------
                                                        --------------       -------        ------      -----------

                                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities...................................    $   14,378       $   2,889     $               $  17,267
                                                        --------------       -------        ------      -----------
Deferred Income Taxes.................................           138          --                               138
                                                        --------------       -------        ------      -----------
Long-Term Debt........................................        --                 123                           143
                                                        --------------       -------        ------      -----------
Stockholders' Equity:
  Common stock........................................        33,429               6           127(C)       33,562
  Capital in excess of par value......................        --                 127          (127)(C)      --
  Retained earnings (deficit).........................         4,448             (22)                        4,426
  Foreign currency translation adjustment.............           (12)         --                               (12)
                                                        --------------       -------        ------      -----------
    Total stockholders' equity........................        37,865             111                        37,976
                                                        --------------       -------        ------      -----------
      Total...........................................    $   52,381       $   3,123     $               $  55,504
                                                        --------------       -------        ------      -----------
                                                        --------------       -------        ------      -----------

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES
          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                       FIRST QUARTER ENDED MARCH 31, 1995

                                                                                         PRO FORMA      PRO FORMA
                                                                   BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                 ---------  ---------  --------------  -----------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues.......................................................  $  19,040  $   3,774  $                $  22,814
Costs and Expenses.............................................     16,903      3,446      (1,461)(A)      18,888
                                                                 ---------  ---------     -------      -----------
Income from Operations.........................................      2,137        328       1,461           3,926
Other Income, Net..............................................        148          5                         153
                                                                 ---------  ---------     -------      -----------
Income Before Taxes............................................      2,285        333       1,461           4,079
Provision for Income Taxes.....................................        594         31         687(B)        1,312
                                                                 ---------  ---------     -------      -----------
Net Income.....................................................  $   1,691        302  $      774       $   2,767
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Earnings Per Share.............................................  $     .20  $          $                $     .23
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares..........      8,573      3,331                      11,904

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES
          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                       FIRST QUARTER ENDED MARCH 31, 1994

                                                                                         PRO FORMA      PRO FORMA
                                                                   BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                 ---------  ---------  --------------  -----------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues.......................................................  $  14,405  $   2,719  $                $  17,124
Costs and Expenses.............................................     13,252      2,937      (1,505)(A)      14,684
                                                                 ---------  ---------     -------      -----------
Income (Loss) from Operations..................................      1,153       (218)      1,505           2,440
Other Income, Net..............................................         72          7                          79
                                                                 ---------  ---------     -------      -----------
Income (Loss) Before Taxes.....................................      1,225       (211)      1,505           2,519
Provision for Income Taxes.....................................        345         97         421(B)          863
                                                                 ---------  ---------     -------      -----------
Net Income (Loss)..............................................  $     880  $    (308) $    1,084       $   1,656
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Earnings Per Share.............................................  $     .11  $          $                $     .14
                                                                 ---------  ---------     -------      -----------
                                                                 ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares..........      8,164      3,331                      11,495

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES
          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1994

                                                                                        PRO FORMA      PRO FORMA
                                                                  BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                ---------  ---------  --------------  -----------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................................  $  66,304  $  13,636  $                $  79,940
Costs and Expenses............................................     59,426     14,509      (6,989)(A)      66,946
                                                                ---------  ---------     -------      -----------
Income (Loss) from Operations.................................      6,878       (873)      6,989          12,994
Other Income, Net.............................................        470        116                         586
                                                                ---------  ---------     -------      -----------
Income (Loss) Before Taxes....................................      7,348       (757)      6,989          13,580
Provision for Income Taxes....................................      1,779        388       2,105(B)        4,272
                                                                ---------  ---------     -------      -----------
Net Income (Loss).............................................  $   5,569  $  (1,145) $    4,884       $   9,308
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Earnings Per Share............................................  $     .68  $          $                $     .81
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares.........      8,195      3,331                      11,526

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES
          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1993

                                                                                        PRO FORMA      PRO FORMA
                                                                  BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                ---------  ---------  --------------  -----------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................................  $  46,857  $   9,554                   $  56,411
Costs and Expenses............................................     49,161      8,856                      58,017
                                                                ---------  ---------     -------      -----------
Income (Loss) from Operations.................................     (2,304)       698                      (1,606)
Other Income, Net.............................................        377         34                         411
                                                                ---------  ---------     -------      -----------
Income (Loss) Before Taxes....................................     (1,927)       732                      (1,195)
Provision for Income Taxes....................................         36         72                         108
                                                                ---------  ---------     -------      -----------
Net Income (Loss).............................................  $  (1,963) $     660  $                $  (1,303)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Earnings (Loss) Per Share.....................................  $    (.25) $          $                $    (.12)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares.........      7,737      3,331                      11,068

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES
          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1992

                                                                                        PRO FORMA      PRO FORMA
                                                                  BRITE       TSL      ADJUSTMENTS     COMBINED
                                                                ---------  ---------  --------------  -----------
                                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Revenues......................................................  $  35,599  $   6,666  $                $  42,265
Costs and Expenses............................................     39,092      7,124                      46,216
                                                                ---------  ---------     -------      -----------
Income (Loss) from Operations.................................     (3,493)      (458)                     (3,951)
Other Income, Net.............................................        608         38                         646
                                                                ---------  ---------     -------      -----------
Loss Before Taxes.............................................     (2,885)      (420)                     (3,305)
Provision (Credit) for Income Taxes...........................       (898)        16                        (882)
                                                                ---------  ---------     -------      -----------
Net Loss......................................................  $  (1,987) $    (436) $                $  (2,423)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Earnings (Loss) Per Share.....................................  $    (.26) $          $                $    (.22)
                                                                ---------  ---------     -------      -----------
                                                                ---------  ---------     -------      -----------
Average Number of Common and Common Equivalent Shares.........      7,534      3,331                      10,865

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                           BRITE VOICE SYSTEMS, INC.
                                      AND
                               THE TSL COMPANIES
                NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1.  BASIS OF PRESENTATION
    The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not give effect to synergies, if any, which may occur due to the integration of Brite and TSL's operations. Additionally, the pro forma combined condensed financial statements exclude the transaction costs of the Merger, which are estimated at $3,350, including fees to investment bankers, financial advisors, legal, accounting, printing and other related expenses. This estimate is preliminary only, and is therefore subject to change. The transaction costs and other nonrecurring expenses will be charged to operations upon consummation of the Mergers.

2.  PRO FORMA ADJUSTMENTS

    (A) Shareholders' compensation -- Compensation of the TSL shareholders has been reduced by $6,989, $1,505, and $1,461 for the year ended December 31, 1994 and the three months ended March 31, 1994 and 1995, respectively. Such reductions represent the difference between actual compensation and compensation contracted for under the employment agreements to be entered into assuming consummation of the Mergers. The TSL shareholders' duties and responsibilities will not be diminished with the result that other costs will be incurred that offset the pro forma financial adjustments to compensation expense. The Company believes such information is necessary for investors to assess realistically the impact of the combination.

    (B) Income taxes -- TSL has elected "S" Corporation status, and as a result, TSL earnings were taxed at the stockholder level rather than the corporate level. The provision for income taxes has been adjusted to reflect an effective income tax rate of 40% of pro forma taxable income (as adjusted for the reduction in shareholders' compensation) for the year ended December 31, 1994 and the three months ended March 31, 1994 and 1995.

    (C) Common stock and additional paid in capital -- The common stock and additional paid in capital of TSL have been adjusted to reflect the assumed issuance of 3,331 shares of Brite Common Stock in exchange for all of the outstanding shares of TSL.

3.  FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
    The pro forma combined condensed financial statements assume that the Mergers qualify as a "tax-free" reorganization for federal income tax purposes.

                       INFORMATION CONCERNING THE COMPANY

    The Company was incorporated under the laws of the state of Kansas in 1984. The Company and its subsidiaries design, integrate, assemble and market voice processing systems and services which incorporate audiotex, voice response, voice recognition, voice/facsimile messaging and interactive computer applications into customized market solutions. The Company's customers include telephone companies, government agencies, utility companies, yellow pages publishers, universities, financial institutions, cellular network operators and newspapers.

    Except as set forth herein, all information concerning the Company, including the business, financial statements, management and security ownership of the Company, is incorporated herein by reference from the documents listed under "Documents Incorporated by Reference." Interested stockholders are urged to request copies of those documents by contacting the Company as indicated under such caption.

                    INFORMATION CONCERNING THE TSL COMPANIES

GENERAL

    Telecom  Services Limited (U.S.), Inc. ("TSL(US)"), Telecom Services Limited
(West), Inc. ("TSL(West)"), TSL Software Services, Inc. ("TSL Software"), and TSL Management Group, Inc. ("TSL Management") (collectively the "TSL Companies" or "TSL"), are New Jersey corporations which are affiliated by common ownership. TSL(US) was incorporated on July 14, 1986, TSL(West) was incorporated on December 15, 1988, TSL Software was incorporated on September 21, 1989, and TSL Management was incorporated on December 29, 1992. The principal executive office of TSL (US) is located at 50 Broad Street, New York, New York 10004. The TSL Companies' telephone number at that location is (212) 248-2000. The principal executive office of TSL(West) is located at 220 Montgomery Street, Suite 917, San Francisco, California 94104. The TSL Companies' telephone number at that location is (415) 291-8440. The principal executive offices of TSL Software and TSL Management are located at 1259 Route 46, Building 1, Parsippany, New Jersey 07054. The TSL Companies' telephone number at that location is (201) 334-4042.

    The TSL Companies offer a broad array of services and products which assist clients in managing various aspects of their telecommunications requirements, including managing and reducing expenses, selecting service and equipment vendors, designing and implementing telecommunications systems, managing day-to-day operations, and developing management reports and applications.

EXECUTIVE OFFICERS, DIRECTORS AND SHAREHOLDERS

    The executive officers, directors and principal shareholders of TSL are Alan
C. Maltz, Scott A. Maltz and Stephen B. Rockoff. Information concerning each of these individuals, their stock ownership in each of the TSL Companies and the number of shares of Common Stock to be received in the Mergers, is as follows:

    ALAN C. MALTZ, 45, co-founded each of the TSL Companies and has served as President and a Director of TSL(US), TSL Software and TSL Management, and as Vice President and a Director of TSL(West), since their respective dates of incorporation. Prior to co-founding the TSL Companies, Mr. Maltz was Vice President of Telecommunications Systems at Bankers Trust Company, where he managed the engineering, design, and operation of all global telecommunications systems since 1974. Prior to his employment by Bankers Trust Company, Mr. Maltz was employed as a project engineer by Western Union and New York Telephone Company.

    Mr. Maltz holds degrees in electrical engineering and business administration from City College of New York and Pace University, respectively, and is a registered professional engineer in the State of New York and the State of New Jersey.

    SCOTT A. MALTZ, 38, was a co-founder of TSL(West) in 1989, and has served as President and a Director since that time. Mr. Maltz is responsible for all western United States business of TSL(West).

In addition to his tariff and negotiating expertise, Mr. Maltz is involved in procuring new business and managing existing key client relationships. Prior to joining TSL(West), Mr. Maltz was employed by Bain & Company, a management consulting firm, as a Manager where he consulted clients in the telecommunications, financial services and personal computer industries. Mr.
Maltz holds an MBA degree in finance and marketing from the University of Chicago and a BSBA degree in accounting from the University of Florida. In addition, Mr. Maltz is a certified public accountant.

    STEPHEN B. ROCKOFF, 44, is Vice President, Secretary and a Director of TSL(US), TSL Software and TSL Management, having joined these companies in 1991. Mr. Rockoff serves as corporate counsel, and is also involved in sales and marketing and in supervising consulting assignments. Prior to joining TSL, Mr. Rockoff was a partner in the law firm of Hersh, Ramsey, Berman & Rockoff located in Morristown, New Jersey, where he served as the TSL Companies' counsel from their respective dates of incorporation. Mr. Rockoff holds an LLM degree in taxation from New York University, a JD degree from Boston College and an AB degree from Syracuse University.

                                                           TSL STOCK OWNERSHIP                     TOTAL BRITE
                                          ------------------------------------------------------   COMMON STOCK
            TSL SHAREHOLDER                TSL(US)    TSL(WEST)   TSL SOFTWARE   TSL MANAGEMENT   TO BE RECEIVED
- ----------------------------------------  ---------  -----------  ------------  ----------------  --------------
Alan C. Maltz                                   160          47            80            800*         2,174,344
 -- Brite Common Stock to be received       800,000     698,528       595,816         80,000*
Scott A. Maltz                                   --          53            --             --            787,702
 -- Brite Common Stock to be received            --     787,702            --             --
Stephen B. Rockoff                               40          --            20            200            368,954
 -- Brite Common Stock to be received       200,000          --       148,954         20,000

- ------------------------
*The shares are held by Mr. Maltz as custodian for his two minor children.

    On the date of this Proxy Statement, there were 8,097,573 shares of Common Stock outstanding. After issuance of the shares in connection with the Mergers, Alan C. Maltz, Scott A. Maltz and Stephen B. Rockoff will own approximately 19.0%, 6.9% and 3.2% of the outstanding Common Stock, respectively.

PRODUCTS AND SERVICES

    TSL's business is comprised of (1) customized software products and services for ongoing management of telecommunications utilization and expense; (2) operations management services; (3) telecommunications billing verification/audit services; and (4) technical consulting services.

    MANAGEMENT SOFTWARE APPLICATIONS AND SERVICES. TSL has developed software which enables its clients to better understand, control and allocate their telephone and fax expenses. The software utilizes modems and data-links to poll call activity at each of a client's facilities and combines this information with call detail records which are available from local and long distance service providers. Telecommunications expense management software products and services are provided either on a service bureau basis through TSL's New Jersey data center, or on a licensed basis with ongoing service aimed at tracking, processing, and allocating the expenses associated with a client's daily calls. These products and services include: (i) call accounting services for telecommunications expense management; (ii) the Fraud-Chek-Registered Trademark-service which curtails unauthorized employee phone calls and abuses, which are detected automatically once predetermined thresholds are reached, triggering an alarm call to the TSL's 24 hour toll fraud line; (iii) the EZ-View reporting product which enables a client to view its call record details, search for and sort data in order to manage call efficiencies and costs, and produce management reports on CD-ROM; and (iv) Telecommunications On-Line Management Systems ("TOMS"), a PC-based on-line operations management system, which aids clients in more effectively managing facilities, including equipment inventories and circuits, work orders, and phone and data systems expenses.

    TSL's call accounting service collects call information from all types of PBX systems, Centrex services, and carrier activity tapes, and is regularly updated for new discount programs such as SDN, Megacom, VNET, and Tariff 12. This information is stored in a mainframe database computer in TSL's Parsippany, New Jersey facility. Western Telematic PollCats record the data, which, at a minimum, consist of originating line numbers, authorization numbers, dates and durations of calls, dial access and called numbers, and trunk groups used. The various call records are then processed into a user-defined format and provided to clients on a monthly basis. Traffic volumes monitored by TSL's data center identify unusual volume variances in order to adjust schedules and recommend upgrades or downgrades to field units. The call accounting service provides bill consolidation and is often packaged with one or more of TSL's software products described above.

    TSL's monthly reports, which include details such as the ten most expensive calls, repeated calls to local or long distance numbers, and the amount of telephone usage by each employee, enable managers to easily spot misuse and waste. The ability of the Fraud-Chek-Registered Trademark- service to detect misuse can result in substantial decreases in long distance charges once employees become aware of the information that is available to management. Most call accounting services are provided on a monthly basis, usually pursuant to contracts which are cancelable upon 30 days notice.

    TOMS is typically licensed to clients on a perpetual basis, with the fee being based primarily upon the number of modules licensed and the degree of customization required. The TOMS system license is generally coupled with an ongoing maintenance service contract which includes: (i) diagnosis and correction of system errors, malfunctions, and defects; (ii) technical services which maintain compatibility between TSL's software services and products and the client's hardware and operating systems; and (iii) enhancements and modifications to TSL's software as might benefit the client, or as required. Among its many features, the reports generated by TOMS allow managers to verify that warranty and service contracts are current and that repairs are appropriately billed against contracts, and facilitates the allocation of the costs of telecommunications equipment and circuits among departments.

    OPERATIONS MANAGEMENT. Operations management services have developed as an outgrowth of TSL's other products and services, and consist of on-site and off-site continuing support to clients wishing to outsource certain telecommunications related functions, such as telephone moves and installations, telephone circuit installations and moves for data service providers, trouble reporting and resolution, and internal telephone billing. The services also maintain an up-to-date telephone directory for the client and manage equipment warranties. These services are typically delivered pursuant to oral agreements, and often provide TSL the opportunity to provide additional software services to clients.

    BILLING VERIFICATION SERVICES. TSL's billing verification service consists of auditing telephone rates, tariffs, taxes, surcharges, and other charges billed by voice and data telecommunications carriers and vendors. TSL (i) verifies that the client pays only for the services, circuits, and equipment it actually uses and for which it has contracted; (ii) ensures that the proper rates, tariffs, taxes and surcharges, primarily for services and equipment, and also usage, are applied; (iii) corrects billing discrepancies; and (iv) prepares claims and negotiates and collects refunds. Billing verification services generate refunds of historical overcharges and reduce costs, producing ongoing savings to TSL's clients generally ranging from 5% to as much as 15% of basic monthly service charges.

    TECHNICAL CONSULTING. Technical consulting consists of designing, engineering, procuring and implementing telecommunications services, networks, systems, and equipment. TSL provides clients with both technical and engineering expertise, drawing upon the experience of TSL's consultants, engineers, and management to complete large projects. Projects include strategic planning related to telecommunications systems, such as a corporate relocation, data communications network design, voice communications system design, disaster recovery planning, the relocation or creation of financial institution trading floor systems and other technical advice regarding available systems and services.

    All consulting projects are based on agreements or contracts which require specific performance and are cancelable by the client in the event of non-performance. Project durations range from two months to an ongoing basis, averaging approximately 12 months, and often require follow-up maintenance work or other complementary products and services.

MARKETS AND CUSTOMERS

    MARKETS. The market for TSL's products and services consists of almost any public or private entity, for profit or not for profit, which is a substantial user of voice and/or data telecommunications. As more providers of voice and data communications services have entered the industry, choosing the most appropriate and cost effective supplier from the many available sources has become increasingly complicated. Verifying that carriers have billed correctly according to their complex tariffs and stated billing rates has also become more difficult. As these trends continue, and the number of in-house telecommunications departments increases, the outsourcing of non-strategic services, such as those provided by TSL, is expected to expand. The ongoing process of deregulation in the industry is also expected to increase the demand for TSL's expertise in assisting clients with these and other complex telecommunications issues.

    Many of TSL's existing products and services are designed to meet the needs of large clients in particular businesses and are priced based on the volume of activity these clients generate; however, many companies in the same businesses, including smaller entities, could benefit from TSL's products and services. Consequently, TSL is marketing its previously developed software to other users having similar requirements and, along with such software, selling customization and add-on services.

    CUSTOMERS. TSL has an active account base of approximately 250 clients. Although the majority of TSL's clients are based in the vicinities of its facilities in New York/New Jersey and California, TSL has also developed business in other locations across the United States. TSL's initial client base of prestigious financial services firms has enabled it to develop a client list consisting primarily of Fortune 1000 companies, major financial institutions, utility and healthcare companies, governments and other public agencies.


    TSL has approximately 40 active accounts in its telecommunications management software service business. Representative clients include Bank of New York, Kraft Foods, Memorial Sloan Kettering Cancer Center, the New York Stock Exchange and the County of Sacramento, California.


    In its relatively new operations management service business, TSL currently has approximately five active accounts, including J.P. Morgan, Chemical Bank and ConEdison.

    TSL has approximately 200 active accounts in its billing verification service business. Representative clients include the State of New York, Bank of America, Capital Cities/ABC, J.C. Penney and J.P. Morgan.

    To date, TSL's technical consulting services have been limited to entities within a reasonable proximity of New York City. TSL currently has approximately 10 active projects in this service area, with clients including Smith Barney Shearson, Morgan Stanley, Bank of America and Credit Agricole.


    Because of the ongoing nature of TSL's client relationships, its top customer list demonstrates a relatively high degree of consistency. Each of TSL's largest 10 accounts in 1993 had been a client for at least four years. In 1994, ten accounts represented approximately 58% of total revenues, and two customers, J.P. Morgan and Bank of America, each accounted for approximately 17% of total revenues. The loss of any of these top 10 accounts could have a material adverse impact on the TSL Companies' results of operations.

RESEARCH AND DEVELOPMENT

    TSL has an opportunity to develop PC-based versions of its call accounting and facilities management software services. In developing these new standardized software packages, TSL believes it will develop a market that typically cannot afford the more expensive customized software programs due to a lower volume of telecommunications usage and small capital base.

COMPETITION

    TSL experiences varying levels of competition in each of its four business segments. Since industry data are scarce, management's assessment of competition is based on its knowledge of the industry and information received from clients.

    TELECOMMUNICATIONS MANAGEMENT SOFTWARE APPLICATIONS. Competition with respect to management software applications and services occurs primarily on a regional basis. Competitors furnish customized or "shrink-wrapped" software solutions or provide services on a service bureau basis. TSL's competitors include Xiox (Burlingame, California), Telco Research (Nashville, Tennessee), Stonehouse (Denver, Colorado), Account-A-Call (Irvine, California), and Communications Sciences (Edison, New Jersey).

    OPERATIONS MANAGEMENT. TSL's competition in operations management consists largely of nationally known firms such as AT&T, Electronic Data Systems (owned by General Motors), and IBM, which often attempt to capture an organization's entire telecommunications operation. TSL, on the other hand, limits its products and services as described herein, and believes that its software resources and the abilities of its personnel enable it to compete favorably in these areas.

    BILLING VERIFICATION. TSL believes that most of its competitors in the billing verification service business are small regional firms lacking the breadth of TSL's products and services. Although there are no significant barriers to entry into this business, because revenues provided from this service are contingent upon the recovery of refunds or the securing of savings, the substantial period of time between the commencement of an audit and the recovery of fees has impeded some competitors' ability to remain in the business.

    TSL believes that its well recognized client base, general reputation, credibility with telecommunications vendors, proven methodology, and physical presence on the east and west coasts, enable it to compete favorably in this business.

    TECHNICAL CONSULTING. TSL's technical consulting services are provided primarily to clients within close proximity of its New York City area offices. Competitors consist largely of technical consulting firms in such area, including Walsh-Lowe & Associates, Communications Sciences, and DVI. Most of TSL's competitors in this area do not provide the broad range of telecommunications services offered by TSL.

PATENTS AND TRADEMARKS

    TSL holds no patents. Management of TSL believes that technical expertise, responsiveness to user requirements and implementation of technological advances are more important factors in TSL's business than patent protection. TSL has registered with the United States Patent and Trademark Office a trademark on Fraud-Chek-Registered Trademark-, which is used by TSL in its management software applications and services business.

EMPLOYEES

    The TSL Companies currently have a total of 77 employees located nationwide, of which 72 are full-time and five are part-time. The employees are distributed among the various service areas of TSL as follows: 14 concentrate on billing verification audits; seven focus on technical consulting services; 22 are involved in operations management services; nine are sales personnel; 10 specialize in software and product/service development; three serve as management of TSL; and 12 serve in a variety of other capacities.

    Approximately 22 TSL employees, including the three executive officers, are parties to either written employment agreements with TSL or have executed acknowledgements of their "at-will" employment status and their obligations under the TSL Employee Handbook. The Employee Handbook includes an agreement prohibiting disclosure of confidential or proprietary information of TSL. Three employees are parties to one year employment agreements which are terminable on 30 days notice prior to the end of the employment anniversary date. The balance of the written agreements are "at-will" agreements.

    Generally, the employment agreements provide for payment of a base salary and certain incentive compensation. Certain of the agreements contain provisions which prohibit the employee from competing with TSL for periods ranging from six months to two years after termination of employment. The agreements vary as to geographic areas to which the noncompetition provisions apply.

    The Company will enter into new employment agreements with the executive officers of TSL at the Effective Time. See "Employment Agreements." All other TSL employment agreements will be assumed by the Company in the Mergers.

    TSL also engages 16 independent consultants, on a contract basis, to work on specific projects as they arise. These consultants are compensated on an hourly basis and do not receive medical, disability or other benefits from TSL.

    None of TSL's employees are represented by a labor union. TSL has never experienced any strike or work stoppage and believes that its relations with its employees and independent consultants are favorable.

PROPERTIES

    TSL(US) leases approximately 4,500 square feet of office space at 50 Broad Street, New York, New York, which serves as TSL(US)'s primary base of operations, as well as serving as the principal headquarters for all the TSL Companies. The lease for this facility terminates on February 29, 2000. In addition, TSL(West) leases a 1,548 square foot office facility in San Francisco, California, from which its operations are principally conducted. The lease of the San Francisco office terminates on September 30, 1996. TSL Software leases 3,600 square feet of office space in Parsippany, New Jersey, which is used as its data center. It is expected that TSL Software will relocate to a larger facility in Parsippany prior to the expiration of the current lease on October 31, 1995.

    The TSL Companies have field offices in Chicago, Illinois; Dallas, Texas; Los Angeles, California and Winston-Salem, North Carolina. These offices are usually operated out of one field employee's home (two in Los Angeles) or a small office, with TSL incurring only the costs of a business telephone and mail drop.

LEGAL PROCEEDINGS

    The TSL Companies are not currently involved in any legal proceedings.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors does not intend to bring any matters before the Special Meeting other than those specifically set forth in the Notice of Special Meeting, and has not been informed of any matter to be brought before the Special Meeting by others. If any other matter properly comes before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES

                         COMBINED FINANCIAL STATEMENTS

                        DECEMBER 31, 1994, 1993 AND 1992

                      MARCH 31, 1995 AND 1994 (UNAUDITED)

                                      CONTENTS

Report of Independent Auditors........................................................  F-2
Combined Balance Sheets...............................................................  F-3
Combined Statements of Operations and Retained Earnings (Deficit).....................  F-4
Combined Statements of Cash Flows.....................................................  F-5
Notes to Combined Financial Statements................................................  F-6

                         REPORT OF INDEPENDENT AUDITORS

The Boards of Directors
Telecom Services Limited (U.S.), Inc.
Telecom Services Limited (West), Inc.
TSL Software Services, Inc.
TSL Management Group, Inc.

    We have audited the accompanying combined balance sheets of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. as of December 31, 1994 and 1993, and the related combined statements of operations and retained earnings (deficit), and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. at December 31, 1994 and 1993, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1994 in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
April 7, 1995

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES
                            COMBINED BALANCE SHEETS
                                     ASSETS

                                                                          DECEMBER 31
                                                                     ----------------------
                                                         MARCH 31,
                                                            1995        1994        1993
                                                         ----------  ----------  ----------
                                                         (UNAUDITED)
Current assets:
  Cash and cash equivalents............................  $1,186,528  $1,524,616  $  456,075
  Accounts receivable..................................   1,759,004   1,714,265   2,018,096
  Prepaid expenses.....................................       6,107       6,107      17,906
                                                         ----------  ----------  ----------
    Total current assets...............................   2,951,639   3,244,988   2,492,077
Furniture and equipment................................     692,092     692,092     639,048
Less accumulated depreciation..........................    (521,135)   (486,944)   (382,794)
                                                         ----------  ----------  ----------
Net furniture and equipment............................     170,957     205,148     256,254
Intangible assets:
  Restrictive covenants................................     137,500     137,500     137,500
  Deferred acquisition costs...........................      13,043      13,043      13,043
  Organization costs...................................       5,000       5,000       5,000
                                                         ----------  ----------  ----------
                                                            155,543     155,543     155,543
  Less accumulated amortization........................    (155,543)   (155,543)   (129,924)
                                                         ----------  ----------  ----------
                                                             --          --          25,619
                                                         ----------  ----------  ----------
                                                         $3,122,596  $3,450,136  $2,773,950
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------

                     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Current portion of long-term debt (Note 2)...........                          $    7,081
  Current portion of long-term debt to former
   stockholder (Note 2)................................  $   70,000  $   70,000      70,000
  Accounts payable and accrued expenses................     377,999     280,984     121,251
  Loans payable -- officers (Note 3)...................   1,971,716   2,711,997   1,340,908
  Income taxes payable.................................     470,000     438,885      72,354
                                                         ----------  ----------  ----------
    Total current liabilities..........................   2,889,715   3,501,866   1,611,594
Long-term debt due to former stockholder, less current
 portion (Note 2)......................................     122,500     140,000     210,000
Commitments (Note 5)
Stockholders' equity (deficiency):
  Common stock (Note 4)................................       6,000       6,000       6,000
  Additional paid-in capital...........................     127,000     127,000     127,000
  Retained earnings (deficit)..........................     (22,619)   (324,730)    819,356
                                                         ----------  ----------  ----------
    Total stockholders' equity (deficiency)............     110,381    (191,730)    952,356
                                                         ----------  ----------  ----------
                                                         $3,122,596  $3,450,136  $2,773,950
                                                         ----------  ----------  ----------
                                                         ----------  ----------  ----------

                            SEE ACCOMPANYING NOTES.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES COMBINED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)

                                          QUARTER ENDED MARCH 31                YEAR ENDED DECEMBER 31
                                       ----------------------------  --------------------------------------------
                                           1995           1994            1994           1993           1992
                                       -------------  -------------  --------------  -------------  -------------
                                               (UNAUDITED)
Revenues.............................  $   3,774,455  $   2,718,794  $   13,636,254  $   9,553,735  $   6,666,586
Costs and expenses:
  Salaries and wages.................      1,019,453        722,628       3,390,268      3,064,042      2,291,255
  Additional compensation to
   shareholders and officers.........      1,571,717      1,639,396       7,529,470      2,760,602      2,615,882
  Other operating expenses...........        855,085        575,276       3,589,380      3,030,886      2,217,167
                                       -------------  -------------  --------------  -------------  -------------
                                           3,446,255      2,937,300      14,509,118      8,855,530      7,124,304
                                       -------------  -------------  --------------  -------------  -------------
Income (loss) from operations........        328,200       (218,506)       (872,864)       698,205       (457,718)
Other income and (expenses):
  Interest income....................          5,026          6,956         116,663         37,478         44,755
  Interest expense...................                                                       (3,144)        (7,197)
                                       -------------  -------------  --------------  -------------  -------------
                                               5,026          6,956         116,663         34,334         37,558
                                       -------------  -------------  --------------  -------------  -------------
Income (loss) before state income
 taxes...............................        333,226       (211,550)       (756,201)       732,539       (420,160)
Provision for state income taxes.....         31,115         97,000         387,885         72,354         15,900
                                       -------------  -------------  --------------  -------------  -------------
Net income (loss)....................        302,111       (308,550)     (1,144,086)       660,185       (436,060)
Retained earnings (deficit) at
 beginning of period.................       (324,730)       819,356         819,356        159,171        595,231
                                       -------------  -------------  --------------  -------------  -------------
Retained earnings (deficit) at end of
 period..............................  $     (22,619) $     510,806  $     (324,730) $     819,356  $     159,171
                                       -------------  -------------  --------------  -------------  -------------
                                       -------------  -------------  --------------  -------------  -------------

                            SEE ACCOMPANYING NOTES.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES
                       COMBINED STATEMENTS OF CASH FLOWS

                                                   QUARTER ENDED MARCH 31            YEAR ENDED DECEMBER 31
                                                 --------------------------  ---------------------------------------
                                                     1995          1994          1994          1993         1992
                                                 ------------  ------------  ------------  ------------  -----------
                                                        (UNAUDITED)
Operating activities
Net income (loss)..............................  $    302,111  $   (308,550) $ (1,144,086) $    660,185  $  (436,060)
Adjustments to reconcile net income (loss) to
 net cash provided by (used in) operating
 activities:
  Depreciation and amortization................        34,191        32,443       129,769       132,787      127,518
  Severance to former stockholder..............                                                 280,000
  Changes in operating assets and liabilities:
    (Increase) decrease in accounts
     receivable................................       (44,739)      356,193       303,831    (1,214,634)     189,732
    Decrease (increase) in prepaid expenses....                                    11,799        (8,978)        (501)
    Increase (decrease) in accounts payable and
     accrued expenses..........................        97,015       (13,495)      159,733        37,098      (19,949)
    Increase (decrease) in income taxes
     payable...................................        31,115                     366,531        47,083      (20,982)
                                                 ------------  ------------  ------------  ------------  -----------
Net cash provided by (used in) operating
 activities....................................       419,693        66,591      (172,423)      (66,459)    (160,242)
Investing activities
Purchases of furniture and equipment...........                                   (53,044)      (46,594)     (69,879)
                                                 ------------  ------------  ------------  ------------  -----------
Net cash used in investing activities..........       --            --            (53,044)      (46,594)     (69,879)
Financing activities
(Decrease) increase in loans payable --
 officers......................................      (740,281)    1,198,488     1,371,089        21,981      414,606
Principal payments on long-term debt...........                      (7,081)       (7,081)      (39,934)     (36,791)
Principal payment of debt to former
 stockholder...................................       (17,500)      (17,500)      (70,000)
Proceeds from sale of common stock.............                                                   1,000
                                                 ------------  ------------  ------------  ------------  -----------
Net cash (used in) provided by financing
 activities....................................      (757,781)    1,173,907     1,294,008       (16,953)     377,815
                                                 ------------  ------------  ------------  ------------  -----------
(Decrease) increase in cash and cash
 equivalents...................................      (338,088)    1,240,498     1,068,541      (130,006)     147,694
Cash and cash equivalents at beginning of
 period........................................     1,524,616       456,075       456,075       586,081      438,387
                                                 ------------  ------------  ------------  ------------  -----------
Cash and cash equivalents at end of period.....  $  1,186,528  $  1,696,573  $  1,524,616  $    456,075  $   586,081
                                                 ------------  ------------  ------------  ------------  -----------
                                                 ------------  ------------  ------------  ------------  -----------
Non-cash financing activity
Debt to former stockholder.....................                                            $    280,000
                                                                                           ------------
                                                                                           ------------
Interest paid during the period................  $    --       $        127  $        127  $      3,144  $     7,197
                                                 ------------  ------------  ------------  ------------  -----------
                                                 ------------  ------------  ------------  ------------  -----------
Income taxes paid (refunded) during the
 period........................................  $     21,463  $      7,471  $     22,354  $     25,271  $    (9,371)
                                                 ------------  ------------  ------------  ------------  -----------
                                                 ------------  ------------  ------------  ------------  -----------

                            SEE ACCOMPANYING NOTES.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                        DECEMBER 31, 1994, 1993 AND 1992
                      MARCH 31, 1995 AND 1994 (UNAUDITED)

1.  DESCRIPTION OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF COMBINATION

    The combined financial statements include the accounts of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc., and TSL Management Group, Inc. (collectively, the Company). These companies are affiliated through common ownership. All significant intercompany accounts and transactions have been eliminated in the preparation of the combined financial statements.

    The Company, formed in 1986, maintains corporate locations in New York, New York, Parsippany, New Jersey and San Francisco, California and performs telephone billing verifications, provides propriety tele-management and call accounting software, and offers consulting assistance for systems integration and implementation. In 1989, the Company acquired the business of Aud/Cyn Associates which has developed and marketed mainframe and PC-based telecommunications management software applications. The Company's principal customers are headquartered in the New York metropolitan region and California.

INTERIM FINANCIAL STATEMENTS

    The accompanying combined financial statements at March 31, 1995 and for the three months ended March 31, 1995 and 1994 have been prepared in accordance with generally accepted accounting principles for interim financial information and, in the opinion of the Company, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation thereof. Operating results for the three months ended March 31, 1995 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 1995.

REVENUE RECOGNITION

    Revenue is recognized at the time services are provided or, in the case of telephone billing verifications, when claim proceeds are received from the telephone company.

CASH EQUIVALENTS

    Cash equivalents consist of highly liquid investments with a maturity when purchased of three months or less.

FURNITURE AND EQUIPMENT

    Furniture and equipment is stated at cost. Depreciation is computed principally by the straight-line method over periods of 5 to 7 years.

INTANGIBLE ASSETS

    Intangible assets consist principally of assets arising from the acquisition of Aud/Cyn Associates. Amortization has been computed by the straight-line method over a five-year period.

INCOME TAXES

    All entities of the Company have elected to be taxed under the provisions of Subchapter "S" of the Internal Revenue Code. This election eliminates federal income taxes at the corporate level and the Company's profits are includable in the income tax return of its stockholders. State income taxes have been provided in certain states in which the S Corporation election has not been made.

    Effective January 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes". There was no cumulative effect adjustment to net income as a result of adopting the new statement.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

2.  LONG-TERM DEBT
    The Company had an installment loan note with a financial institution, with an annual interest rate of 10.75%, which expired in February 1994.

    In accordance with the terms of a separation agreement dated December 31, 1993, the Company agreed to pay an individual $280,000 over four years in equal installments of $70,000. These payments began in 1994 and will be made each calendar year after that through 1997. No interest is associated with this debt.

3.  LOANS PAYABLE -- OFFICERS
    Loans payable -- officers represents short-term, non-interest bearing borrowings generally repaid within one year of the respective balance sheet date.

4.  COMMON STOCK
    The authorized, issued and outstanding common stock for each entity of the Company is as follows:

                                      TELECOM                 TELECOM                                           TSL
                                  SERVICES LIMITED        SERVICES LIMITED          TSL SOFTWARE             MANAGEMENT
                                    (U.S.), INC.            (WEST), INC.           SERVICES, INC.           GROUP, INC.
                               ----------------------  ----------------------  ----------------------  ----------------------
                                NUMBER OF               NUMBER OF               NUMBER OF               NUMBER OF
                                 SHARES         $        SHARES         $        SHARES         $        SHARES         $
                               -----------  ---------  -----------  ---------  -----------  ---------  -----------  ---------
Authorized, no par...........       1,000                   1,000                   2,500                   2,500
Issued and outstanding at
 December 31, 1992...........         200   $   1,000         100   $   3,000         100   $   1,000
Issued and outstanding at
 December 31,1993 and 1994...         200       1,000         100       3,000         100       1,000       1,000   $   1,000


                                      COMBINED
                               ----------------------
                                NUMBER OF
                                 SHARES         $
                               -----------  ---------
Authorized, no par...........       7,000
Issued and outstanding at
 December 31, 1992...........         400   $   5,000
Issued and outstanding at
 December 31,1993 and 1994...       1,400       6,000

1,000 shares of TSL Management Group, Inc. common stock were issued in 1993.

5.  COMMITMENTS
    The Company leases its corporate offices under operating leases. The leases are renewable at the option of the Company upon expiration based on terms specified in the lease agreements. Rent expense amounted to $126,474, $139,170 and $110,454 in 1994, 1993 and 1992, respectively. Rent expense for the quarters ended March 31, 1995 and 1994 was $46,241 and $39,119, respectively.

    Aggregate future minimum lease payments under noncancelable leases are as follows:

1995................................................  $ 133,515
1996................................................     88,967
1997................................................     73,763
1998................................................     73,763
1999................................................     73,763
Thereafter..........................................     12,294

    Effective December 31, 1993, the Company entered into an employment agreement with one individual which entitles the employee to receive an amount equal to 2% of the fair market value of the capital stock of each of the entities comprising the Company upon the occurrence of (a) a sale of substantially all of the capital stock of the Company; (b) death of the employee; or (c) termination of employment without cause. The employee will not be entitled to receive the payment if employment is terminated by the Company for cause or if the individual terminates his employment voluntarily.

              TELECOM SERVICES LIMITED (U.S.), INC. AND AFFILIATES
               NOTES TO COMBINED FINANCIAL STATEMENTS (CONTINUED)

5.  COMMITMENTS (CONTINUED)
    Effective June 1, 1991, the Company entered into an employment agreement with an officer of the Company. In addition to base compensation, the officer is entitled to receive additional compensation of 20% of the net profits (as defined in the agreement) of two of the companies for each fiscal year.

    In July 1994, the Company entered into an agreement with an investment banking firm to represent and assist the Company in connection with the possible sale of the Company. The Company paid a $25,000 fee charged to the Company in 1994 for services provided. Additionally, in accordance with the compensation terms of the agreement, the Company has accrued a $150,000 performance fee which is due when the Company and its shareholders receive a bonafide transaction proposal from one or more third-parties. Such transaction proposal was received in 1994. A fee equal to 3.5% of the selling price is due to the investment banking firm upon the successful consummation of a transaction.

6.  RETIREMENT PLANS
    Telecom Services Limited (U.S.), Inc. has a qualified employee 401(k) retirement savings plan in which eligible employees may elect to participate by authorizing a withholding from compensation. The Company does not currently provide an employer matching contribution into this plan.

    Telecom Services Limited (West), Inc. has a 401(k) retirement savings plan in which employer contributions are made. The employer will match 50% of employee contributions up to a maximum of 5% of yearly compensation. Employer contributions under this plan amounted to $17,575, $31,607 and $11,925 in 1994, 1993 and 1992, respectively. Employer contributions for the quarters ended March 31, 1995 and 1994 were $2,319 and $1,434, respectively.

7.  MAJOR CUSTOMERS
    One customer accounted for 17%, 14% and 12% of total revenues for the years ended December 31, 1994, 1993 and 1992, respectively. A second customer accounted for 17% of total revenues for the year ended December 31, 1994, and 10% of total revenues for the year ended December 31, 1992. No other customer accounted for more than 10% of total revenues.

8.  SUBSEQUENT EVENTS
    In February 1995, the Company reached a settlement agreement on litigation that was pending against former employees of the Company. Under terms of the settlement agreement, the Company received $155,000.

    On May 24, 1995, the Company entered into an Agreement and Plan of Reorganization and Merger in which they will be merged with and into Brite Voice Systems, Inc. (Brite) in exchange for 3,331,000 shares of Brite common stock.

                                                                         ANNEX A

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER
                                  BY AND AMONG
                           BRITE VOICE SYSTEMS, INC.,
                     TELECOM SERVICES LIMITED (U.S.), INC.,
                     TELECOM SERVICES LIMITED (WEST), INC.,
                          TSL SOFTWARE SERVICES, INC.
                           TSL MANAGEMENT GROUP, INC.
                                      AND
                                 ALAN C. MALTZ,
                                SCOTT A. MALTZ,
                            STEPHEN B. ROCKOFF, AND
                          ALAN C. MALTZ, AS CUSTODIAN
                               FOR SARI MALTZ AND
                                   LORI MALTZ

                               TABLE OF CONTENTS

                                                                                                              PAGE(S)
                                                                                                            -----------
ARTICLE I ................................................................................................           1
      1.1  The Mergers....................................................................................           1
      1.2  Brite Board of Directors Approval and Recommendation...........................................           1
      1.3  Approval and Recommendation by the Board of Directors of Each TSL Company......................           1
      1.4  Approval by Shareholders of the TSL Companies..................................................           2

ARTICLE II ...............................................................................................           2
      2.1  Conversion.....................................................................................           2
      2.2  Effect of Conversion...........................................................................           2

ARTICLE III ..............................................................................................           2
      3.1  Effect of the Mergers..........................................................................           2
      3.2  Articles of Incorporation and Bylaws...........................................................           2
      3.3  Directors and Officers.........................................................................           2
      3.4  Tax and Accounting Consequences................................................................           3
      3.5  Further Assurances.............................................................................           3

ARTICLE IV ...............................................................................................           3
      4.1  Representations, Warranties and Covenants of the Shareholders..................................           3

ARTICLE V ................................................................................................          11
      5.1  Representations, Warranties and Covenants of Brite.............................................          11

ARTICLE VI ...............................................................................................          15
      6.1  Further Covenants of the TSL Companies and the Shareholders....................................          15
      6.2  Further Covenants of Brite.....................................................................          17

ARTICLE VII ..............................................................................................          18
      7.1  Conditions to the Obligations of the TSL Companies and the Shareholders........................          18

ARTICLE VIII .............................................................................................          20
      8.1  Conditions to the Obligations of Brite.........................................................          20

ARTICLE IX ...............................................................................................          22
      9.1  Further Conditions to the Obligations of the TSL Companies, the Shareholders and Brite.........          22

ARTICLE X ................................................................................................          22
     10.1  Restriction on Sale of Brite Common by the Shareholders........................................          22
     10.2  Registration Rights............................................................................          23

ARTICLE XI ...............................................................................................          30
     11.1  Expenses.......................................................................................          30

ARTICLE XII ..............................................................................................          31
     12.1  Indemnification................................................................................          31

ARTICLE XIII .............................................................................................          32
     13.1  Further Assurances.............................................................................          32
     13.2  Termination by the TSL Companies and the Shareholders..........................................          32
     13.3  Termination by Brite...........................................................................          33
     13.4  Termination by Mutual Agreement................................................................          33
     13.5  Waivers........................................................................................          33
     13.6  Amendments.....................................................................................          33
     13.7  Confidentiality................................................................................          33
     13.8  Effect of Termination..........................................................................          33

                                                                                                              PAGE(S)
                                                                                                            -----------
ARTICLE XIV ..............................................................................................          34
     14.1  Notices........................................................................................          34

ARTICLE XV ...............................................................................................          34
     15.1  Survival of Representations and Warranties.....................................................          34
     15.2  Rights of Parties..............................................................................          34
     15.3  Complete Agreement.............................................................................          35
     15.4  Governing Law..................................................................................          35
     15.5  Headings.......................................................................................          35
     15.6  Counterparts...................................................................................          35

EXHIBIT A ................................................................................................         A-1

EXHIBIT B ................................................................................................         B-1

                AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

    THIS AGREEMENT AND PLAN OF REORGANIZATION AND MERGER, is entered into this 24th day of May, 1995 ("Agreement"), by and among BRITE VOICE SYSTEMS, INC., a Kansas corporation ("Brite"); TELECOM SERVICES LIMITED (U.S.), INC., TELECOM SERVICES LIMITED (WEST), INC., TSL SOFTWARE SERVICES, INC. and TSL MANAGEMENT GROUP, INC., New Jersey corporations (each a "TSL Company" and collectively the "TSL Companies"); and ALAN C. MALTZ, SCOTT A. MALTZ, STEPHEN B. ROCKOFF and ALAN
C. MALTZ, as custodian for SARI MALTZ and LORI MALTZ (each individually a "Shareholder" and collectively the "Shareholders").

                                    RECITALS

    A. The Shareholders are the owners of all of the issued and outstanding shares of capital stock of the TSL Companies.

    B. Brite, each TSL Company and the Shareholders deem it advisable and for their mutual benefit that each TSL Company be merged into Brite upon the terms and conditions hereinafter set forth (each such transaction being called a "Merger" and all such transactions collectively being called the "Mergers"); and

    C. Each Merger contemplated by this Agreement is intended to (i) constitute a tax-free reorganization pursuant to Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) qualify for accounting treatment as a pooling of interests.

    NOW, THEREFORE, in consideration of the premises hereof and the mutual agreements herein contained and in accordance with the laws of Kansas and New Jersey, Brite, the TSL Companies and the Shareholders have agreed, and do hereby agree, as follows:

                                   ARTICLE I

    1.1 THE MERGERS. In accordance with the provisions of this Agreement, the Kansas General Corporation Code and the New Jersey Corporation Act, each TSL Company shall be merged with and into Brite. The closing of the Mergers shall be held at such place and at such time as shall be mutually agreed upon on the first business day following the date on which all of the conditions to the Mergers set forth in Articles VII, VIII and IX have been satisfied or waived or such other date to which the parties may agree (the date of the closings being referred to herein as the "Closing Date"). The closing of each Merger shall be contingent upon, and deemed to occur simultaneously with, the other Mergers. Immediately after the satisfaction or waiver of all of the conditions specified in Articles VII, VIII and IX of this Agreement, Brite and the TSL Companies shall execute the Certificates of Merger, in substantially the forms set forth in Exhibit A hereto, and the parties shall also execute any other documents or certificates as may be required by the laws of Kansas and New Jersey to effectuate the filing thereof, and on the Closing Date shall, to the extent required by applicable law, cause the same to be filed in the offices of the Secretary of State of Kansas and the Secretary of State of New Jersey and the Mergers to become effective upon such filings. As used in this Agreement, the term "Effective Time" means the time at which such filings are made.

    1.2 BRITE BOARD OF DIRECTORS APPROVAL AND RECOMMENDATION. Brite represents that its Board of Directors has (i) unanimously determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to and in the best interest of Brite's stockholders, and (ii) unanimously approved this Agreement and the transactions contemplated hereby, including the Mergers, and
(iii) unanimously resolved to recommend approval and adoption of this Agreement and the Mergers by its stockholders.

    1.3 APPROVAL AND RECOMMENDATION BY THE BOARD OF DIRECTORS OF EACH TSL COMPANY. Each of the TSL Companies represents that its Board of Directors has
(i) unanimously determined that this

Agreement and the transactions contemplated hereby, including the Merger to which it is a party, is fair to and in the best interest of its respective Shareholders, and (ii) unanimously approved this Agreement and the transactions contemplated hereby, including such Merger, and (iii) unanimously resolved to recommend approval and adoption of this Agreement and such Merger by its Shareholders.

    1.4 APPROVAL BY SHAREHOLDERS OF THE TSL COMPANIES. Each of the Shareholders hereby approves this Agreement and the transactions contemplated hereby, including the Merger of each TSL Company in which he holds shares, waives any and all applicable rights of a dissenter afforded to him under New Jersey law with respect to such Mergers, and agrees to vote all of his shares of common stock in each of the TSL Companies in favor of the Mergers by written consent or at duly convened meetings of the Shareholders held for such purposes.

                                   ARTICLE II

    2.1 CONVERSION. At the Effective Time, all of the shares of common stock of the TSL Companies then outstanding shall thereupon and without more be converted into an aggregate of 3,331,000 shares of Brite common stock, no par value ("Brite Common"), with the number of shares of Brite Common to be received by each Shareholder to be the number set forth opposite such Shareholder's name in Exhibit B hereto.

    2.2 EFFECT OF CONVERSION. At the Effective Time, the Shareholders, as the holders of certificates for shares of common stock of the TSL Companies, shall cease to have any rights as shareholders of the TSL Companies and their sole rights shall pertain to the shares of Brite Common into which their shares of common stock of the TSL Companies shall have been converted by the Mergers. After the Effective Time, each Shareholder shall surrender his certificate or certificates for shares of common stock of the TSL Companies, to Brite, whereupon Brite shall cause such Shareholder to receive, in exchange therefor, a certificate or certificates representing the shares of Brite Common into which such Shareholder's shares of common stock of the TSL Companies shall have been converted by the Mergers, as set forth on Exhibit B hereto. Pending such surrender and exchange, such Shareholder's certificate or certificates for shares of common stock of the TSL Companies shall be deemed to evidence the full number of shares of Brite Common into which such shares shall have been converted by the Mergers.

                                  ARTICLE III

    3.1 EFFECT OF THE MERGERS. At the Effective Time, the effect of the Mergers shall be as provided by the applicable provisions of the laws of Kansas and New Jersey. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, the separate existence of each TSL Company shall cease; Brite shall possess all assets and property of every description, and every interest therein, wherever located, and all and singularly the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of each of Brite and the TSL Companies, and subject to all the restrictions, disabilities and duties of each of Brite and the TSL Companies; all property, real, personal and mixed, and all debts due to either of Brite or the TSL Companies, on whatever account, shall be vested in Brite; all obligations of or due from each of Brite and the TSL Companies shall be vested in, and become the obligations of, Brite without further act or deed; and title to any real estate or any interest therein vested by deed or otherwise in either of Brite or any TSL Company shall not revert or in any way be impaired by reason of the Mergers.

    3.2 ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and Bylaws of Brite in effect at the Effective Time shall, until amended in accordance with applicable law, be the Articles of Incorporation and Bylaws of Brite from and after the Effective Time.

    3.3 DIRECTORS AND OFFICERS. Until successors are duly elected or appointed and qualified in accordance with applicable law, the directors and officers of Brite at the Effective Time shall be the directors and officers of Brite from and after the Effective Time; provided, however, that as soon as practicable (and in any event not later than 30 days) after the Effective Time, the Board of Directors of Brite shall be expanded to seven directors, Brite shall cause one director to resign from the Board of Directors of Brite, and the remaining directors to appoint Alan C. Maltz and Scott A. Maltz to fill the vacancies created by such expansion and resignation. Thereafter, for the period during which the Shareholders (or their executors, personal representatives or heirs) own collectively at least twenty percent of the issued and outstanding shares of Brite Common, the Board of Directors of Brite shall nominate for election to the Brite Board of Directors, at each Annual Meeting of the Stockholders of Brite, two persons to be designated by the Shareholders (or their executors, personal representatives or heirs). At such time as the collective ownership of Brite Common of the Shareholders (or their respective executors, personal representatives or heirs) is less than twenty percent of the issued and outstanding shares of Brite Common, the Brite Board shall nominate for election to the Brite Board of Directors, at each Annual Meeting of the Shareholders of Brite, one person to be designated by the Shareholders (or their executors, personal representatives or heirs). At such time as the collective ownership of Brite Common of the Shareholders is less than ten percent of the issued and outstanding shares of Brite Common, the right of the Shareholders (or their executors, personal representatives or heirs) to designate a nominee to the Brite Board of Directors shall terminate. All designees of the Shareholders (or their executors, personal representatives or heirs) for nomination to the Brite Board of Directors shall be determined in accordance with the results of a vote of the Shareholders (or their executors, personal representatives or heirs), whereby each Shareholder (or his executor, personal representative or heirs) shall be entitled to one vote for each share of Brite Common then held by him. Such designees receiving the most votes of the Shareholders (or their executors, personal representatives or heirs) shall become the nominees to the Board of Directors of Brite for purposes of this Section 3.3.

    3.4 TAX AND ACCOUNTING CONSEQUENCES. It is intended by the parties hereto that each of the Mergers shall (a) constitute a tax-free reorganization within the meaning of Section 368(a)(1)(A) of the Code and (b) qualify for accounting treatment as a pooling of interests.

    3.5 FURTHER ASSURANCES. From time to time if Brite shall reasonably consider or be reasonably advised that any further deeds, assignments or assurances in law or any other things necessary or reasonably desirable or proper to vest, perfect or confirm, of record or otherwise, in Brite, the title to any property or rights of a TSL Company acquired or to be acquired by reason of, or as a result of the Mergers, Brite and such TSL Company agree that the proper directors and officers of such TSL Company last in office shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary or reasonably desirable or proper to vest, perfect or confirm title to such property or rights in Brite and otherwise to carry out the purposes of this Agreement, and that the proper officers and directors of such TSL Company are fully authorized to take any and all such action.

                                   ARTICLE IV

    4.1  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SHAREHOLDERS.

        (a) Each Shareholder represents and warrants for himself, severally and not jointly, that:

           (i) At the Closing Date he will own, beneficially and of record, the number of shares of common stock of each TSL Company which appears opposite his name on Exhibit B hereto and that at the Closing Date, such shares will be free and clear of all liens, encumbrances or claims of others whatsoever, and that he has, and at the Closing Date shall have, the full legal right, power and authority to sell, assign and transfer such shares and to vote such shares in favor of the Mergers.

           (ii) He has received and carefully read the SEC Filings (as hereinafter defined) and has reviewed the same with the accountants for the TSL Companies and the Shareholders, Ernst & Young LLP, and the attorneys for the TSL Companies and the Shareholders, Kelley

       Drye & Warren (such accountants and attorneys being herein collectively referred to as the "Representatives"), and the Representatives have counseled with the Shareholder with respect to the Mergers and have assisted the Shareholder in negotiating the terms of this Agreement and the Employment Agreement (as hereinafter defined).

          (iii) He has been given reasonable opportunity to ask questions of Brite and has received satisfactory answers concerning the terms and conditions of the Mergers and to obtain such additional information which Brite possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy or completeness of any of the information provided to him by Brite.

          (iv) He has been furnished access to any and all information that he has requested, he is capable of evaluating the fairness and adequacy of the consideration to be received by him hereunder, and after consulting with his financial advisor, Ladenburg, Thalmann & Co., Inc., as to the adequacy of the consideration to be received by him hereunder, such consideration is, in his judgment, fair and adequate.

           (v) He understands that the shares of Brite Common to be received by him in connection with the Merger have not been registered under the Securities Act of 1933, as amended, (the "Act") in reliance upon an exemption for nonpublic offerings, and that the representations and warranties provided by him in this Section 4.1(a) are being furnished, in part, in order to allow Brite to verify that the issuance to him of the shares of Brite Common in connection with the Mergers may be effected in reliance upon such exemption.

          (vi) He understands that no federal or state agency has passed upon this Agreement or made any finding with respect to the fairness of the consideration to be received by him in connection with the Mergers.

          (vii) The shares of Brite Common to be issued to him are being acquired for investment and not with a view to any distribution thereof in violation of the Act.

         (viii) He understands and agrees that Brite's transfer agent will place a stop transfer order on the transfer books maintained with respect to the shares of Brite Common being conveyed to him in connection with the Mergers, which will give effect to the restrictive legend set forth in
       Section 10.1 hereof.

          (ix) In entering into this Agreement, he has relied only on the information set forth in the SEC Filings and the representations and warranties of Brite set forth in this Agreement, and, without limiting the generality of the foregoing, he has not relied on any written or oral communication made by any officer, employee, or agent of Brite which is in any way inconsistent with the information set forth in said SEC Filings, representations and warranties.

           (x) He is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, promulgated under the Act.

        (b) Each Shareholder, jointly and severally with the other Shareholder(s) who hold shares in the same TSL Company, represents, warrants, and covenants with respect to each TSL Company in which he holds shares that, except as disclosed in the disclosure schedule herewith delivered to

    Brite and initialed or signed for identification by the president of each of the TSL Companies (the "Disclosure Schedule"), which Disclosure Schedule shall, for each item disclosed, identify specifically the TSL Company and the representation, warranty or covenant to which it relates:

           (i) The TSL Companies are corporations duly organized, validly existing and in good standing under the laws of New Jersey. The authorized capital stock and the number of shares of capital stock issued and outstanding of each of the TSL Companies is as follows:

                                              SHARES ISSUED
      TSL COMPANY        AUTHORIZED CAPITAL  AND OUTSTANDING
- -----------------------  ------------------  ---------------
Telecom Services          1,000 shares of      200 shares
Limited (U.S.), Inc.        common stock
Telecom Services          1,000 shares of      100 shares
Limited (West), Inc.        common stock
TSL Software              2,500 shares of      100 shares
Services, Inc.              common stock
TSL Management            2,500 shares of      1000 shares
Group, Inc.                 common stock

       All of the outstanding shares of common stock of each TSL company are validly issued, fully paid and non-assessable.

           (ii) No TSL  Company has  any commitment  or obligation  to issue  or sell, whether pursuant to stock option agreements, stock bonus agreements, warrants, conversion rights or otherwise, any shares of its capital stock or other securities.

          (iii) Each TSL Company has full corporate power and authority to own its properties and to carry on its business as it has been and is conducted and is duly qualified to do business as a foreign corporation in the jurisdictions set forth in the Disclosure Schedule under "Foreign Qualifications", being all jurisdictions where the failure to so qualify might have a material and adverse affect on such TSL Company.

          (iv) No TSL Company owns 50% or more of the effective voting power or a 50% or greater equity interest in any entity.

           (v) The (A) audited combined balance sheets of the TSL Companies as at December 31, 1994 and 1993 and the audited combined statements of operations, stockholders' equity and cash flows of the TSL Companies for the fiscal years ended December 31, 1994, 1993 and 1992, including in each case the related notes, certified by Ernst & Young LLP, independent auditors (the audited combined balance sheet as at December 31, 1994, being herein referred to as the "TSL Companies Balance Sheet"), and (B) the unaudited combined balance sheet (the "Unaudited Balance Sheet") of the TSL Companies as at March 31, 1995 and the unaudited combined statements of operations, stockholders' equity and cash flows of the TSL Companies for the three months ended March 31, 1995 (all of which have heretofore been delivered to Brite and initialed for identification by the president of the appropriate TSL Company) fairly present the financial condition of the TSL Companies as at their respective dates and the results of their operations for the periods involved (subject only to normal recurring adjustments as to the Unaudited Balance Sheet and the unaudited combined statements of operations, stockholders' equity and cash flows for the three month period ended March 31, 1995), and, except as disclosed in the Unaudited Balance Sheet, the TSL Companies have no material liabilities, contingent or otherwise, not reflected in the TSL Companies Balance Sheet and related notes that are required to be so reflected under generally accepted accounting principles, except for liabilities incurred since the date of the TSL Companies Balance Sheet in the ordinary course of business which, in the aggregate, are not material or have no substantial adverse effect on the financial position or the operations of the business of the TSL Companies, and all such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as disclosed in the notes thereto).

          (vi) Except as disclosed in the Unaudited Balance Sheet, since the date of the TSL Companies Balance Sheet the TSL Companies have conducted their business only in the ordinary and usual course, and there has been no material adverse change in the condition, financial or other, of the TSL Companies and there has been no occurrence, circumstance or combination thereof which the TSL Companies expect to result in any such material change before or after the Effective Time.

          (vii) Since the date of the TSL Companies Balance Sheet, the business, properties and assets of the TSL Companies, taken as an entirety, have not been materially and adversely affected in any way as the result of any strike, fire, explosion, earthquake, disaster, accident, or other event or casualty.

         (viii) Except as disclosed in the Unaudited Balance Sheet and for property acquired or disposed of in the ordinary course of business since the date of the TSL Companies Balance Sheet and property subject to lease or license agreements, the TSL Companies Balance Sheet reflects substantially all of the assets and property used by the TSL Companies in their businesses, and the TSL Companies have good and marketable title, free and clear of any lien, claim, encumbrance, restriction, charge or equity, or valid licenses or leases to substantially all property used by them in their businesses. All of the properties used by the TSL Companies in their businesses are in satisfactory operating condition except for maintenance and repairs necessary in the ordinary course of operations.

          (ix)  Except  as  disclosed in  the  Unaudited Balance  Sheet  and for transactions in connection with the making and performance of this Agreement and transactions expressly permitted by this Agreement, since the date of the TSL Companies Balance Sheet, the TSL Companies have not agreed to and have not (i) issued any stocks, bonds, notes, or other corporate securities; (ii) incurred any obligation or liability (absolute or contingent) except in the ordinary course of business; (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than (A) current liabilities shown on the TSL Companies Balance Sheet, (B) current liabilities incurred since the date of the TSL Companies Balance Sheet in the ordinary course of business, and (C) obligations incurred and liens granted under contracts entered into in the ordinary course of business;
       (iv) declared or made any payment or dividend or distribution to the Shareholders as such or purchased or redeemed any of its capital stock;
       (v) mortgaged, pledged or subjected to lien or any other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (vi) sold or transferred any of their assets except in the ordinary course of business; (vii) suffered any extraordinary losses or waived any right of substantial value, except for the waiver of claims submitted on behalf of clients; (viii) entered into any transactions other than in the ordinary course of business; or (ix) paid or committed themselves to pay to or for the benefit of any director, officer, employee or sales representative any compensation of any kind other than wages, bonuses, salaries and sales commissions at rates then in effect other than as changed in accordance with customary salary and wage administration practices.

           (x) The TSL Companies Balance Sheet does not include among the assets of any TSL Company any material amount of inventory which is obsolete or not usable or saleable in the ordinary course of business, other than as included in a general or specific obsolescence reserve.

          (xi) (i) All federal, state and other tax returns and reports of the TSL Companies required by law to be filed have been duly filed, and all taxes, assessments, fees and other governmental charges shown to be due thereon have been paid; (ii) no federal income tax return of any TSL Company is currently being examined by the Internal Revenue Service; and (iii) the TSL Companies Balance Sheet includes materially adequate provision for all taxes, assessments, fees and charges for all periods through the date thereof.

          (xii) As of the date hereof, there is no litigation, action, suit, investigation, claim or proceeding pending, or to the best knowledge of the Shareholders, threatened against or affecting any TSL Company, or involving any of its properties or assets, at law or in equity or before any federal, state, municipal, local or other governmental authority or any arbitration panel. As of the Closing Date there shall be no litigation, action, suit, investigation, claim or proceeding pending, or to the best knowledge of the Shareholders, threatened against or affecting any TSL Company, or involving any of its properties or assets, at law or in equity or before any federal, state, municipal, local or other governmental authority or any arbitration panel which, if adversely determined, could have a material and adverse effect on the TSL
       Companies, taken as an entirety. Each TSL Company is, to the best knowledge of the Shareholders after reasonable investigation, in compliance with all, and has received no notice of violation of any, laws, regulations and orders applicable to its assets or to the operation of its business, including laws, regulations and orders relating to health, safety and equal employment opportunity of employees, and environmental pollution, where failure to comply would have a material and adverse effect on the TSL Companies, taken as an entirety. No TSL Company is, to the best knowledge of the Shareholders, subject to or in default under any order, writ, injunction or decree of any court or any federal, state, municipal, local or other governmental authority or any arbitration panel.

         (xiii)  Under the heading "Contracts and Commitments" in the Disclosure
       Schedule is a full and complete list of (i) all outstanding contracts with, or orders from, customers of the TSL Companies as of a date not more than ten (10) days prior to the date of this Agreement, providing for the payment of an amount in excess of $10,000, identifying in each case the TSL Company involved, the customer and the amount of the contract or, if the amount of the contract is not determinable, an estimate of the revenues to be derived therefrom, and (ii) with respect to each TSL Company, each of the following:

                (1) All contracts and agreements for the purchase of goods, materials, equipment, supplies or capital assets involving more than $10,000 per contract and not cancelable within 90 days;

                (2) All instruments evidencing liens or secured transactions where the obligation in favor of such TSL Company exceeds $10,000;

                (3)  All  management  or  employment  contracts  or   collective
           bargaining agreements;

                (4) All notes, loan agreements, guarantees and other evidences of indebtedness of the TSL Company, where the obligation of such TSL Company exceeds $10,000, together with evidences of all forms of security given by the TSL Company in connection therewith;

                (5) The contracts or agreements with the ten largest (measured by dollar volume of sales) licensees, distributors, dealers or sales representatives of the TSL Company in each of fiscal years 1993 and 1994;

                (6) All contracts or agreements with employees, directors, officers, consultants or Shareholders (other than as set forth in clause (3) above);

                (7) All patent licenses and contracts and agreements related thereto;

                (8) All contracts and agreements related to trade secrets;

                (9) All contracts and agreements related to trademarks, trade names and copyrights. As used herein, the terms "contract" and "agreement" mean and include every contract, agreement, commitment, understanding and promise, whether written or oral; and

               (10) All  bonus, profit  sharing, compensation,  or other  plans,
           agreements,   trusts,  funds  or  arrangements  for  the  benefit  of
           directors, officers or employees.

         (xiv) Under the heading "Leased Real Estate" in the Disclosure Schedule is a full and complete list of all real properties leased by each TSL Company. No TSL Company owns any real property.

          (xv)  Under  the heading  "Patents and  Trademarks" in  the Disclosure
       Schedule is a full and complete list, as of the date hereof, of (i) all patents owned, or patent applications filed by, each TSL Company and (ii) all trademarks, trade names and copyrights owned or used by each TSL Company. Except as set forth on said schedule, each TSL Company owns or possesses substantially adequate licenses or other rights to use said trademarks, trade names and copyrights listed thereon, and Shareholders have no knowledge of a conflicting registration or claim to the aforesaid trade names, trademarks and copyrights and the same are sufficient to conduct its business substantially as now conducted. All patents, patent applications, copyrights, copyright applications, trade secrets and rights to inventions owned or held by any officer, director or employee of any TSL Company relating to its business, and to which such TSL Company is entitled, have been, or at the Effective Time will have been, duly and effectively transferred to the TSL Company or to Brite; and the operations of the TSL Companies do not infringe, and no demand or claim has been made to any TSL Company that such operations do infringe, the patents, trademarks, trade secrets, copyrights, or other rights of anyone.

         (xvi) Under the heading "Insurance Policies" in the Disclosure Schedule is a list of each of the TSL Company's insurance policies, indicating the carrier, amount of coverage, annual premium, risk covered and placing broker or agent. Each of such insurance policies is in full force and effect. No TSL Company has received, within the past three years, any notice of cancellation of any insurance agreement.

         (xvii) Any information contained in the Disclosure Schedule, and any other information or documents furnished to Brite by the TSL Companies pursuant to the terms of, or in connection with, the execution of this Agreement, shall not contain any untrue statement of a material fact and shall not omit to state any material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances under which such statements are made, not misleading.

        (xviii) Copies of any underlying documents incorporated in the Disclosure Schedule and furnished by the TSL Companies at the request of Brite, or otherwise, are true and correct copies, and there are no amendments or modifications thereto except as set forth in the schedules in which such documents are incorporated.

         (xix) Except as provided in Section 11.1 hereof, the TSL Companies (A) have not taken and will not take any action that would cause Brite to have any obligation or liability to any person for a finder's or broker's fee, and (B) the Shareholders agree to indemnify Brite for breach of the foregoing representation and warranty, whether or not the closing occurs.

          (xx) The execution of this Agreement by each TSL Company and the performance of its obligations hereunder (A) will not be in violation of, conflict with, or constitute a default under, the articles of incorporation or bylaws of such TSL Company, or any note, debt instrument, security agreement or mortgage, or any other agreement or commitment to which such TSL Company is a party or by which any of its assets or properties are bound,

       (B) will not result in the creation or imposition of any lien, encumbrance, equity, or restriction in favor of any third person upon any of the assets or properties of such TSL Company, and (C) will not result in the violation of any judgment, order, decree, law, statute, ordinance, rule or regulation applicable to such TSL Company or any of its properties.

         (xxi) As of the date hereof, each TSL Company has in all respects performed, or is now performing the obligations of, and is not in default (or by the lapse of time and/or the giving of notice would not be in default) in respect of, any note, debt instrument, security agreement or mortgage, or, to the best knowledge of the Shareholders, in respect of any other agreement or commitment binding upon such TSL Company. As of the Closing Date, each TSL Company shall have in all respects performed, or shall be then performing the obligations of, and shall not be in default (or by the lapse of time and/or the giving of notice would be in default) in respect of, any note, debt instrument, security agreement or mortgage, or, to the best knowledge of the Shareholders, in respect of any other agreement or commitment binding upon such TSL Company, except where such default would not have a material adverse effect on the TSL Companies, taken as an entirety. Each of such TSL Company's obligations shown on the Disclosure Schedule is a legal, binding, and enforceable obligation of such TSL Company.

         (xxii) Except for the consent of a majority of the Shareholders of each of the TSL Companies to the Mergers and the filing of appropriate documents to effect the Mergers, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by the TSL Companies in connection with the execution and delivery of this Agreement by the TSL Companies, the performance by the TSL Companies of their obligations hereunder and the consummation of the transactions contemplated hereby, other than consents, approvals, authorizations, declarations, filings or registrations which the failure to make or obtain, either individually or in the aggregate, would not have a material adverse affect upon the TSL Companies, taken as an entirety.

        (xxiii) No Shareholder (nor any ancestor, sibling, descendant or spouse of any of such persons, or any trust, partnership or corporation in which any of such persons has or has had an interest), has or has had, directly or indirectly, (i) an interest in any entity, other than a TSL Company, that furnished or sold, or furnishes or sells, services or products that any TSL Company furnishes or sells, or proposes to furnish or sell, or
       (ii) any interest in any entity, other than a TSL Company, that purchases from or sells or furnishes to, any TSL Company, any goods or services.

        (xxiv) The execution, delivery and performance by each TSL Company of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of such TSL Company. This Agreement has been duly executed and delivered by each TSL Company and constitutes a valid and binding obligation of such TSL Company.

         (xxv) (A) Under the heading "Employee Benefit Plans" in the  Disclosure
       Schedule is a list of all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance, fringe benefit and other similar employee benefit plans, programs or arrangements, and any current employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any current or former employee of each TSL Company or any trade or business (whether or not incorporated) that is a member or that is under common control with such TSL Company (an "ERISA Affiliate") (collectively, "TSL Employee Plans").

           (B) (1) None of the TSL Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law; (2) none of the TSL Employee Plans provides for the payment of separation, severance, termination or similar-type benefits to any person or obligates any TSL Company to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement, or as a result of a "change in control" within the meaning of Section 280G of the Code;
       (3) no TSL Employee Plan which is an employee pension benefit plan within the meaning of Section (3)(2) of ERISA has been completely or partially terminated or been the subject of a reportable event within the meaning of Section 4043 of ERISA and no proceeding by the Pension Benefit Guaranty Corporation ("PBGC") to terminate any such employee pension benefit plan has been instituted or threatened; (4) no TSL Company contributes or has ever contributed to, or been required to contribute, to any multi-employer plan within the meaning of Section 3(37) of ERISA or has any liability (including withdrawal liability) under any multi-employer plan; and (5) no TSL Employee Plan is or within the prior six years has been subject to, and no TSL Company has incurred, and does not expect to incur, any liability under, Title IV of ERISA or Section 412 of the Code.

           (C) (1) All TSL Employee Plans are in compliance in all material respects, in form and in operation, with the requirements prescribed by any and all applicable statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto (including all applicable requirements for notification to participants or beneficiaries or the Department of Labor, the Internal Revenue Service (the "IRS"), or the Secretary of the Treasury and the requirements of Section 4980B of the Code), and each TSL Company has performed all obligations required to be performed by it under, is not in default under or in violation of, and has no knowledge of any default or violation by any other party to, any of the TSL Employee Plans; (B) with respect to each TSL Employee Plan intended to qualify under Section
       401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code, either a favorable determination letter with respect to each such Employee Plan and trust has been received from the IRS or there is still remaining a period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such a determination letter and to make any amendments necessary to obtain a favorable determination.

           (D) None of the following now exists or has existed within the six year period ending on the date hereof with respect to any TSL Employee
       Plan: (1) any act or omission by a TSL Company constituting a violation of Section 402, 403, 404 or 405 of ERISA; (2) any act or omission by a TSL Company that constitutes a violation of Sections 406 and 407 of ERISA and is not exempted by Section 408 of ERISA or that constitutes a violation of Section 4975(c) of the Code and is not exempted by Section 4975(d) of the Code; (3) any act or omission by a TSL Company constituting a violation of Section 503, 510 or 511 of ERISA; or (4) any act or omission by a TSL Company that could give rise to liability under
       Section 502 of ERISA.

           (E) (1) Each TSL Employee Plan has been maintained in substantial compliance with its terms, and all material contributions, premiums or other payments due from a TSL Company to (or under) any such TSL Employee Plan have been fully paid or adequately provided for on the TSL Companies Balance Sheet as of the date thereof; (2) there has been no amendment, written interpretation or announcement (whether or not written) by a TSL Company with respect to, or change in, employee participation or coverage under, any TSL Employee Plan that would increase materially the expense of maintaining such plans or arrangements, individually or in the aggregate, above the level of expense incurred with respect thereto for the most recently-ended fiscal year; (3) the market value of assets under each Plan which is an employee pension benefit plan equals or exceeds the present value of all vested and nonvested liabilities thereunder determined in accordance with PBGC methods, factors, and assumptions applicable to an employee pension benefit plan terminating on the date for determination.

           (F) Each TSL Company has made available to Brite complete, accurate and current copies of all TSL Employee Plans and all amendments, documents, correspondence and filings relating thereto, including, but not limited to, any statements, filings, reports or returns filed with any governmental agency with respect to the Employee Plans at any time within the three-year period ending on the date hereof.

                                   ARTICLE V

    5.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF BRITE. Brite represents, warrants and covenants that, except as disclosed in the disclosure schedule (the "Brite Disclosure Schedule") herewith delivered to the TSL Companies and the Shareholders and initialed or signed for identification by the President of Brite, which disclosure schedule shall, for each item disclosed, identify specifically the representation, warranty or covenant to which it relates:

        (a) Brite is a corporation duly organized, validly existing and in good standing under the laws of Kansas. Each of Brite's subsidiaries, as identified in the Brite Disclosure Schedule ("Subsidiaries"), is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Brite has an authorized capital of (i) 30,000,000 shares of Brite Common, of which, as of the date of this Agreement, 8,097,573 shares are issued and outstanding, and no shares are treasury shares, and (ii) 10,000,000 shares of preferred stock, no par value, of which no shares are outstanding. All of the outstanding shares of Brite Common are, and the shares of Brite Common to be issued in connection with the Merger pursuant to this Agreement will be, when issued, validly issued, fully paid and nonassessable.

        (b) Brite has no commitment or obligation to issue or sell, whether pursuant to stock option agreements, stock bonus agreements, warrants, conversion rights or otherwise, any shares of its capital stock or other securities, except under (i) Brite's Amended and Restated 1984 Incentive Stock Option Plan adopted and approved by Brite stockholders on July 30, 1993; (ii) Brite's 1990 Non-Employee Director Stock Option Plan adopted and approved by Brite stockholders on May 9, 1990; (iii) Brite's 1994 Stock Option Plan adopted and approved by Brite stockholders on May 10, 1994; (iv) Brite's Employee Stock Purchase Plan adopted and approved by Brite stockholders on May 10, 1994; (v) the Perception Technology Corporation ("Perception") 1987 Stock Plan, which plan was assumed by Brite upon the merger of Perception into Brite; (vi) the Perception Technology Corporation Amended and Restated 1989 Non-Employee Director Stock Option Plan, adopted by Perception stockholders on February 17, 1993, which plan was assumed by Brite upon the merger of Perception into Brite; and (vii) the Non-Statutory Stock Option Agreement between Brite and David Hemmings dated September 8, 1993 (collectively the "Brite Stock Plans"), complete, accurate and current copies of which have heretofore been provided by Brite to the Shareholders and the TSL Companies.

        (c) Each of Brite and its Subsidiaries has full corporate power and authority to own its properties and to carry on its business as it has been and is conducted and each is duly qualified to do business as a foreign corporation in the jurisdictions where the conduct of its business in such jurisdictions makes such qualification necessary.

        (d) Brite has delivered to each of the Shareholders copies of its (i) Annual Report on Form 10-K for the year ended December 31, 1994, (ii) its Proxy Statement relating to its annual meeting of stockholders held on May 9, 1995, (iii) its Proxy Statement relating to the Special Meeting of Stockholders of Brite to be held for the purpose of approving this Agreement and the Mergers (the "Merger Proxy Statement"), and (iv) all other reports and statements filed with the Securities and Exchange Commission (the "SEC") since January 1, 1992 (hereinafter collectively referred to as the "SEC Filings"). The audited consolidated balance sheets of Brite as at December 31, 1994, 1993 and 1992, and the audited consolidated statements of income, stockholders' equity, and cash flows of Brite for the years ended December 31, 1994, 1993 and 1992, including the related notes (the audited consolidated balance sheet dated December 31, 1994 being herein referred to as the "Brite Balance Sheet") and the unaudited consolidated balance sheet (the "Brite Unaudited Balance Sheet") of Brite as at March 31, 1995, and the unaudited consolidated statements of income, stockholders' equity, and cash flows of Brite for the three months ended March 31, 1995, are correct and fairly present the financial condition of Brite and its consolidated Subsidiaries as at the respective dates and the results of their operations for the periods involved, and all such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as disclosed in the notes thereto and subject only to normal recurring adjustments as to the Brite Unaudited Balance Sheet and the unaudited consolidated statements of income, stockholders' equity, and cash flows for the three-month period ended March 31, 1995). All SEC Filings complied with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules promulgated thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Since January 1, 1995, no event has occurred which was required to be reported on Form 8-K and which was not so reported.

        (e) Except as otherwise disclosed in the Brite Unaudited Balance Sheet, since the date of the Brite Balance Sheet, Brite and its Subsidiaries have conducted their business only in the ordinary and usual course, and there has been no material adverse change in the condition, financial or other, of Brite and its Subsidiaries, taken as a whole, and there has been no occurrence, circumstance or combination thereof which might reasonably be expected to result in any such material change before or after the Effective Time.

        (f) Except as disclosed in the Brite Unaudited Balance Sheet and for property acquired or disposed of in the ordinary course of business since the date of the Brite Balance Sheet and property subject to lease or license agreements, the Brite Balance Sheet reflects substantially all of the assets and property used by Brite and its Subsidiaries in their business, and except as set forth in the schedules referred to in this Agreement, Brite or its Subsidiaries have good and marketable title, free and clear of any lien, claim, encumbrance, restriction, charge or equity, or valid leases or licenses to substantially all property used by them in their business. All of the properties used by Brite or its Subsidiaries in their business are in satisfactory operating condition except for maintenance and repairs necessary in the ordinary course of operations.

        (g) Except as disclosed in the Brite Unaudited Balance Sheet and for transactions in connection with the making and performance of this Agreement, the issuance of Brite Common pursuant to the exercise of options or warrants outstanding on the date of this Agreement, and transactions expressly permitted by this Agreement, since the date of the Brite Balance Sheet, neither Brite nor its Subsidiaries has agreed to and has not (i) issued any stocks, bonds, notes, or other corporate securities; (ii) incurred any obligation or liability (absolute or contingent) except in the ordinary course of business; (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) other than (A) current liabilities shown on the Brite Balance Sheet, (B) current liabilities incurred since the date of the Brite Balance Sheet in the ordinary course of business, and (C) obligations incurred and liens granted under contracts entered into in the ordinary course of business;
    (iv) declared or made any payment or dividend or distribution to its stockholders as such or purchased or redeemed any of its capital stock; (v) mortgaged, pledged or subjected to lien or any other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business;
    (vi) sold or transferred any of its assets except in the ordinary course of business; (vii) suffered any extraordinary losses or waived any right of substantial value (except in the ordinary course of business); (viii) entered into any transactions other than in the ordinary course of business; or (ix) paid or committed itself to pay to or for the benefit of any of its directors, officers, employees or sales representatives any compensation of any kind other than wages, bonuses, salaries and sales commissions at rates then in effect, other than as changed in accordance with customary salary and wage administration practices.

        (h) The Brite Balance Sheet does not include among the assets of Brite or its Subsidiaries any material amount of inventory which is obsolete or not usable or saleable in the ordinary course of business, other than as included in a general or specific obsolescence reserve.

        (i) There is no litigation, action, suit, investigation, claim or proceeding pending, or to the best knowledge of any director or officer of Brite, threatened against or affecting, Brite or its Subsidiaries, or involving any of their properties or assets, at law or in equity or before any federal, state, municipal, local or other governmental authority or any arbitration panel which, if adversely determined, could have a material and adverse effect on Brite and its Subsidiaries, taken as an entirety. Each of Brite and its Subsidiaries is, to the best knowledge of Brite's directors and officers after reasonable investigation, in compliance with all, and has received no notice of violation of any, laws, regulations and orders applicable to its assets or to the operation of its business, including laws, regulations and orders relating to health, safety and equal employment opportunity of employees and environmental pollution, where failure to comply could have a material and adverse effect on Brite and its Subsidiaries, taken as an entirety. Neither Brite nor any of its Subsidiaries is, to the best knowledge of any director or officer of Brite, subject to or in default under any order, writ, injunction or decree of any court or any federal, state, municipal, local or other governmental authority or any arbitration panel.

        (j) Under the heading "Contracts and Commitments of Brite" in the Brite Disclosure Schedule is a full and complete list of (i) all outstanding orders from customers of Brite as of a date not more than ten days prior to the date of this Agreement, identifying in each case the amount of the order and the customer, and (ii) subject to the dollar amount and time period applicable to subsection (A) below, as at the date hereof in respect of Brite and its Subsidiaries, each of the following:

           (A) All contracts and agreements for the purchase of goods, materials, equipment, supplies or capital assets involving more than $100,000 per contract and not cancelable within 90 days;

           (B) The contracts or agreements with the ten largest (measured by dollar volume of sales) licensees, distributors, dealers or sales representatives of Brite in each of 1993 and 1994; and

           (C) All contracts and agreements related to trademarks, trade names and registered copyrights. As used herein, the terms "contract" and "agreement" mean and include every contract, agreement, commitment, understanding and promise, whether written or oral.

        (k) Any information contained in the Brite Disclosure Schedule, and any other information furnished to the TSL Companies and the Shareholders by Brite pursuant to the terms of this Agreement, shall not contain any untrue statement of a material fact and shall not omit to state any material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances under which such statements are made, not misleading.

        (l) Copies of any underlying documents incorporated in the Brite Disclosure Schedule and furnished to the Shareholders at the request of the Shareholders or otherwise are true and correct copies, and there are no amendments or modifications thereto except as set forth in the schedules in which such documents are incorporated.

        (m) Brite has not taken and will not take any action that would cause any TSL Company or any Shareholder to have any obligation or liability to any person for a finder's or broker's fee.

        (n) The execution of this Agreement by Brite and the performance of its obligations hereunder (i) will not be in violation of, conflict with, or constitute a default under, the articles of incorporation or bylaws of Brite or its Subsidiaries, or any note, debt instrument, security agreement or mortgage, or any other agreement or commitment to which Brite or its Subsidiaries is a party or by which any of their assets or properties are bound, (ii) will not result in the creation or imposition of any lien, encumbrance, equity, or restriction in favor of any third person upon any of the assets or properties of Brite or its Subsidiaries, and (iii) will not result in the violation of any judgment, order, decree, law, statute, ordinance, rule or regulation applicable to Brite, its Subsidiaries, or any of their properties.

        (o) Brite and its Subsidiaries have in all respects performed, or are now performing the obligations of, and are not in default (or by the lapse of time and/or the giving of notice would not be in default) in respect of, any note, debt instrument, security agreement or mortgage, or, to the best knowledge of any director or officer of Brite, in respect of any other agreement or commitment binding upon either Brite or its Subsidiaries, except where such default would not have a material adverse effect on Brite and its Subsidiaries, taken as an entirety. Each of the obligations shown on the Brite Disclosure Schedule is a legal, binding, and enforceable obligation by or against Brite or its Subsidiaries.

        (p) Except for (i) requirements of the Exchange Act, (ii) the consent of a majority of Brite's shareholders to the Mergers, (iii) the filing of appropriate documents to effect the Mergers, and (iv) requirements of federal and state securities laws, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by Brite in connection with the execution and delivery of this Agreement by Brite, the performance by Brite of its obligations hereunder and the consummation of the transactions contemplated hereby, other than consents, approvals, authorizations, declarations, filings or registrations which the failure to make or obtain, either individually or in the aggregate, would not have a material adverse affect upon the Company and its Subsidiaries, taken as an entirety.

        (q) The execution, delivery and performance by Brite of this Agreement and the consummation by it of the transaction contemplated hereby have been duly authorized by all necessary corporate action on the part of Brite. This Agreement has been duly executed and delivered by Brite and constitutes a valid and binding obligation of Brite.

        (r) (i) Under the heading "Brite Employee Benefit Plans" in the Brite Disclosure Schedule is a list of all employee benefit plans (as defined in Section 3(3) of ERISA, and all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance, fringe benefit and other similar employee benefit plans, programs or arrangements, and any current or former employment or executive compensation or severance agreements, written or otherwise, for the benefit of, or relating to, any current employee of Brite or any trade or business (whether or not incorporated) that is a member or that is under common control with Brite (a "Brite ERISA Affiliate") (collectively, "Brite Employee Plans").

        (ii) Except as noted on the Brite Disclosure Schedule, (A) none of the Brite Employee Plans promises or provides retiree medical or other retiree welfare benefits to any person except as required by applicable law; (B) none of the Brite Employee Plans provides for the payment of separation, severance, termination or similar-type benefits to any person or obligates Brite to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement, or as a result of a "change in control" within the meaning of Section 280G of the Code; (C) no Brite Employee Plan which is an employee pension benefit plan within the meaning of Section (3)(2) OF ERISA has been completely or partially terminated or been the subject of a reportable event within the meaning of Section 4043 of ERISA and no proceeding by the PBGC to terminate any such employee pension benefit plan has been instituted or threatened;
    (D) Brite does not contribute to and has never contributed to or been required to contribute to any multi-employer plan within the meaning of
    Section 3(37) of ERISA or has any liability (including withdrawal liability) under any multi-employer plan; and (E) no Brite Employee Plan is or within the prior six years has been subject to, and Brite has not incurred, and does not expect to incur, any liability under Title IV of ERISA or Section 412 of the Code.

       (iii) (A) All Brite Employee Plans are in compliance in all material respects, in form and in operation, with the requirements prescribed by any and all applicable statutes (including ERISA and the Code), orders, or governmental rules and regulations currently in effect with respect thereto (including all applicable requirements for notification to participants or beneficiaries or the Department of Labor, the IRS or the Secretary of the Treasury and the requirements of Section 4980B of the Code), and Brite has performed all obligations required to be performed by it under, is not in default under or in violation of, and has no knowledge of any default or violation by any other party to, any of the Brite Employee Plans; and (B) with respect to each Brite Employee Plan intended to qualify under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code, either a favorable determination letter with respect to each such Brite Employee Plan and trust has been received from the IRS or there is still remaining a period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such a determination letter and to make any amendments necessary to obtain a favorable determination.

       (iv) None of the following now exists or has existed within the six year period ending on the date hereof with respect to any Brite Employee Plan:
    (1) any act or omission by Brite constituting a violation of Section 402, 403, 404 or 405 of ERISA; (2) any act or omission by Brite that constitutes a violation of Sections 406 and 407 of ERISA and is not exempted by Section 408 of ERISA or that constitutes a violation of Section 4975(c) of the Code and is not exempted by Section 4975(d) of the Code; (3) any act or omission by Brite constituting a violation of Section 503, 510 or 511 of ERISA; or
    (4)  any act or  omission by Brite  that could give  rise to liability under
    Section 502 of ERISA.

        (v) (A) Each Brite Employee Plan has been maintained in substantial compliance with its terms, and all material contributions, premiums or other payments due from Brite or any of its Subsidiaries to (or under) any such Brite Employee Plan have been fully paid or adequately provided for on the Brite Balance Sheet as of the date thereof; (B) there has been no amendment, written interpretation or announcement (whether or not written) by Brite with respect to, or change in employee participation or coverage under, any Brite Employee Plan that would increase materially the expense of maintaining such plans or arrangements, individually or in the aggregate, above the level of expense incurred with respect thereto for the most recently-ended fiscal year; (C) the market value of assets under each Plan which is an employee pension benefit plan equals or exceeds the present value of all vested and non-vested liabilities thereunder, determined in accordance with PBGC methods, factors, and assumptions applicable to an employee pension benefit plan terminating on the date for determination.

       (vi) Brite has made available to the TSL Companies and the Shareholders complete, accurate and current copies of all Brite Employee Plans and all amendments, documents, correspondence and filings relating thereto, including, but not limited to, any statements, filings, reports or returns filed with any governmental agency with respect to the Brite Employee Plans at any time within the three-year period ending on the date hereof.

                                   ARTICLE VI

    6.1 FURTHER COVENANTS OF THE TSL COMPANIES AND THE SHAREHOLDERS. Each of the TSL Companies and the Shareholders covenants that, from the date of this Agreement to the Effective Time:

        (a) (I) Each TSL Company shall continue to conduct its business in the ordinary and usual course and, without limiting the generality of the foregoing, shall not, without the written consent of Brite (which shall not be unreasonably withheld, delayed or conditioned): (i) dispose or contract to dispose of any property or other assets, voluntarily incur any absolute or contingent debt obligation or engage in any activity or transaction except, in each case, in the ordinary course of business; (ii) borrow any money, except in the ordinary and usual course of business under currently existing lines of credit; (iii) enter into any lease or contract for the purchase or sale of real estate or of any interest therein; (iv) encumber any property or other assets; (v) grant any option, right or warrant to purchase shares of its capital stock; (vi) declare or pay any dividend or make any other payment to Shareholders; provided, however, that each TSL Company shall be entitled to pay to the Shareholders as additional compensation on the Closing Date an amount in the aggregate equal to the undistributed profits of such TSL Company, if any, prior to giving effect to such payment, through the date of closing, as reflected on the books and records of such TSL Company in accordance with past practices; (vii) purchase or redeem any shares, notes or other securities or make any other distribution to stockholders; (viii) increase the rate of remuneration of any of its directors, officers, employees or other representatives, or agree to do so; (ix) adopt any new, or amend any existing, employee benefit plan; (x) form, or cause to be formed, any subsidiary; (xi) issue, sell, distribute or dispose of any shares, notes or other securities of the TSL Company; (xii) make any commitments for capital improvements or materially alter standing commitments for capital improvements except as set forth in the Disclosure Schedule under the heading "Contracts and Commitments of the TSL Company";
    (xiii) fail to keep its properties insured to the same extent as they are represented to be insured in Section 4.1(b)(xvi) at the date hereof; or
    (xiv) commit itself to do any of the foregoing. In connection with the payment of additional compensation pursuant to clause (vi) immediately above, each such TSL Company shall withhold from such payment any taxes required by law to be so withheld.

        (II) If, after giving effect to the payments permitted under clause (vi) immediately above, the consolidated cash balance of the TSL Companies is less than $750,000 or the consolidated working capital of the TSL Companies is less than $2,400,000, then the Shareholders shall be required to loan, or cause to be loaned, to Brite on the Closing Date such an amount as is necessary to increase the consolidated cash balance of the TSL Companies to not less than $750,000 and increase the working capital of the TSL Companies to not less than $2,400,000 (the "Loans"); provided, however, that the amount of such Loans shall not exceed the amounts paid to the Shareholders under clause (a)(I)(vi), net of all federal, state and local taxes paid with respect thereto. The Loans shall be general unsubordinated debt obligations of Brite, consistent with past practices of the TSL Companies, repayable by Brite to the Shareholders on April 1, 1996, at which time all amounts outstanding under the Loans shall be due and payable; provided, however, if based upon the monthly balance sheet of the TSL Companies (as an operating division of Brite), to be prepared by Brite on and as of the first day of each month after the Effective Time in accordance with generally accepted accounting principles on an accrual basis, the TSL Companies (as an operating division of Brite) have a cash balance of at least $750,000 and working capital of at least $2,400,000, then Brite shall be required to prepay the Loans to the extent that working capital exceeds $2,400,000, such prepayment to be made within five days of the date of the balance sheet. Absent a default by Brite for failure to repay the Loans as required by this Agreement, the Loans shall bear no interest, except to the extent of any tax liability of the Shareholders which may arise as a result of interest income imputable on the Loans. Upon the occurrence of a default by Brite for failing to repay the Loans as required by this Agreement, the Loans shall bear interest at the rate of two percent per annum in excess of the Prime Rate, as reported in the Wall Street Journal. The interest rate shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate, effective on the first day of the month after any change in the Prime Rate is reported in the Wall Street Journal based on the Prime Rate in effect on the last day of the month in which any such change occurs. All such interest accrued thereafter and the principal amount of the Loans shall become immediately due and payable to the Shareholders.

        (b) During normal business hours, provided there is no unreasonable interference with the conduct of each TSL Company's business, each TSL Company shall permit Brite (and its auditors, counsel and other representatives) to examine such TSL Company's non-privileged properties, books, contracts, tax returns and other records, and shall furnish such representatives with all such information concerning such affairs as they may reasonably request.

        (c) Each TSL Company shall use its commercially reasonable efforts to furnish or cause to be furnished to Brite, and such TSL Company shall execute and deliver, or cause any of its respective shareholders, directors, officers or employees in their individual capacities to execute and deliver, such consents and other documents and take such action as Brite may reasonably request to enable it to safeguard the good will, trade name, trade secrets and other property rights of such TSL Company and to cause the same to pass to Brite at the time the Mergers become effective.

        (d) Each TSL Company shall use its commercially reasonable efforts and cooperate reasonably with Brite in the preparation of the Merger Proxy Statement to be delivered to the stockholders of Brite in connection with the Brite Special Meeting of Stockholders at which Brite's stockholders shall vote upon the Mergers (the "Brite Special Meeting") and to furnish to Brite such data and information relating to itself as may be required for inclusion therein. None of the information to be supplied by such TSL Company for inclusion in the Merger Proxy Statement will, at the time the Merger Proxy Statement is mailed to the stockholders of Brite and at the time of the Brite Special Meeting, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or (i) necessary in order to make the statements therein not misleading or (ii) at the time of the Brite Special Meeting, necessary to correct any statement and any earlier communication of which such TSL Company is aware with respect to the solicitation of proxies. Each of the Shareholders agrees to advise Brite promptly if, at any time prior to the Brite Special Meeting, he becomes aware that any information contained in the Merger Proxy Statement has become incorrect or incomplete in any material respect.

        (e) Each TSL Company shall cause a special meeting of its Shareholders to be duly called and held, or cause its Shareholders to execute written consents, as soon as reasonably practical and in no event later than the date on which the Brite Special Meeting is held, for the purpose of adopting this Agreement and approving the transactions contemplated herein.

        (f) Between the date of this Agreement and the Effective Time (or earlier termination of this Agreement pursuant to Sections 13.2, 13.3 or
    13.4 hereof), neither any TSL Company nor any Shareholder, officer, employee, representative or agent shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with any corporation, partnership, person or other entity or group (other than Brite or an officer, director, employee or other authorized representative or agent of Brite) concerning any bid, merger or sale of the assets of any TSL Company other than in the ordinary course of business, sale of shares of capital stock of any TSL Company or similar transaction involving any TSL Company. Promptly upon receiving any, or any information about any, inquiry, request or proposal from or contact by any person with respect to any bid, merger, sale or similar transaction, the TSL Company shall advise Brite of such inquiry, request, proposal or contact and provide Brite all relevant information with respect thereto.

    6.2 FURTHER COVENANTS OF BRITE. From the date of this Agreement to the Effective Time:

        (a) Brite shall furnish the Shareholders (and their auditors, counsel and other representatives) with all information reasonably requested by the Shareholders (and their auditors, counsel and other representatives) and shall permit the Shareholders (and their auditors, counsel and other representatives) to contact Brite's auditors regarding the financial statements, books and records of Brite. Brite shall instruct its auditors to respond to all reasonable inquiries of the Shareholders (and their auditors, counsel and other representatives).

        (b) Brite shall cause the Merger Proxy Statement to be filed with the SEC as soon as possible but no later than two (2) days following the execution of this Agreement.

        (c) Brite shall cause the Brite Special Meeting to be duly called and held as soon as reasonably practicable, and in no event later than thirty days following the date on which the SEC advises Brite that it has no further comment on the Merger Proxy Statement, for the purpose of adopting this Agreement and approving the transactions contemplated herein.

        (d) In connection with the Brite Special Meeting, (i) Brite shall mail the Merger Proxy Statement to its stockholders, no later than two (2) days after the SEC advises Brite that it has no further comments on the Merger Proxy Statement (ii) the Brite Board of Directors shall recommend to Brite's stockholders the approval of this Agreement, and (iii) the Brite Board of Directors shall use their reasonable efforts to obtain such stockholders' approval.

        (e) Brite shall ensure that none of the information to be supplied by Brite in the Merger Proxy Statement will, at the time the Merger Proxy Statement is mailed to the stockholders of Brite and at the time of the Brite Special Meeting, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

        (f) Brite shall take such steps as may be necessary to comply with the securities and Blue Sky laws of all jurisdictions whose laws are applicable to the issuance of Brite Common pursuant hereto.

        (g) As soon as practicable following the Effective Time, Brite shall execute and deliver Stock Option Agreements for an aggregate of 116,000 shares of Brite Common to certain management personnel of the TSL Companies (other than the Shareholders) and on such terms and conditions as shall be mutually agreed upon by Brite and the Shareholders.

        (h) From and after the Effective Time, Brite shall maintain separate books and records with respect to the operation of the TSL Companies as a separate operating division of Brite and shall prepare on and as of the first day of each month after the Effective Time a balance sheet on an accrual basis for said TSL Companies in accordance with generally accepted accounting principles, which balance sheet shall be used for purposes of calculating the amount of the payment, if any, required to be paid by Brite under Section 6.1(a)(II) hereof.

        (i) From and after the date hereof through the Closing Date, Brite shall deliver to the Shareholders copies of any and all documents, statements, filings, reports and correspondence hereafter filed or submitted by Brite to the Securities and Exchange Commission, including but not limited to such filings or submissions by Brite pursuant to the Act, the Exchange Act, and the rules and regulations promulgated thereunder.

                                  ARTICLE VII

    7.1    CONDITIONS  TO  THE  OBLIGATIONS   OF  THE  TSL  COMPANIES  AND   THE
SHAREHOLDERS.   The  obligations of  the TSL  Companies and  the Shareholders to consummate the Mergers shall be subject to the following conditions:

        (a) The representations and warranties of Brite set forth in Article V shall be correct in all material respects both on the date of this Agreement and immediately prior to the Effective Time as if made again at and as of such time. Brite shall have performed in all material respects the obligations which are required hereunder to be performed by it at or prior to the Effective Time. Brite shall have delivered to the TSL Companies a certificate of Brite, dated the Closing Date and signed by the President and Chief Financial Officer of Brite, to the effect that (i) each of the representations and warranties of Brite contained herein is true in all material respects as of the Closing Date, with the same effect as though made and delivered at and as of the Closing Date, and (ii) Brite has performed in all material respects all obligations required by this Agreement to be performed by it at or prior to the Effective Time.

        (b) There shall not have occurred (i) any material adverse change since the date of the Brite Balance Sheet in the business, properties, results of operations, or financial condition of Brite, or (ii) any loss or damage to any of the properties of, or assets of, Brite, which will materially affect or impair its ability to conduct the business now being conducted by it after the Mergers.

        (c) Triplett, Woolf & Garretson, LLP, counsel for Brite, shall have furnished its opinion to the TSL Companies as at the Effective Time to the effect that, except as disclosed in the Brite Disclosure Schedule:

           (i) Brite is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, to enter into the Agreement and the Certificates of Merger, to perform its obligations thereunder and to consummate the transactions with respect to it contemplated thereby.

           (ii) The execution, delivery and performance by Brite of the Agreement, and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of Brite. The Agreement has been executed and delivered by Brite and constitutes the valid and binding obligation of Brite enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights and equitable considerations which may affect a court's exercise of its equitable powers, including its power to order specific performance.

          (iii) Neither the execution and delivery of the Agreement, nor the performance of the terms and provisions thereof and consummation of the transactions contemplated thereby, in each case by Brite, will (A) conflict with or result in a default under any of the terms and provisions of its Articles of Incorporation or Bylaws, or (B) violate the provisions of any statute applicable to Brite or any of its properties or assets and of which it has knowledge.

          (iv) Brite is authorized to have outstanding 40,000,000 shares, consisting of (A) 30,000,000 Common Shares, no par value, of which at the date hereof 8,097,573 shares are issued and outstanding, and no shares are treasury shares, and (B) 10,000,000 shares of Preferred Stock, no par value, of which no shares are outstanding. All of the outstanding shares of Brite Common are validly issued, fully paid and nonassessable, and the shares of Brite Common to be issued in conversion of the outstanding shares of Common Stock of the TSL Companies, as contemplated by the Agreement, are duly authorized and will be, from and after the Effective Time, validly issued, fully paid and nonassessable.

           (v) To the best of its knowledge, Brite has no commitment or obligation to issue or sell, whether pursuant to stock option agreements, stock bonus agreements, warrants, conversion rights or otherwise, any shares of its capital stock or other securities, except under the Brite Stock Plans.

          (vi) To the best of its knowledge, except as disclosed in the Brite Disclosure Schedule under the heading "Litigation," there is no litigation, action, suit, investigation, claim or proceeding pending or threatened against or affecting Brite or involving any of its properties or assets, at law or in equity or before any federal, state, municipal, local or other governmental authority or any arbitration panel.

          (vii) Upon the completion of the filings contemplated by Section 1.1 of the Agreement, the outstanding shares of Common Stock of the TSL Companies will be converted into and become shares of Brite Common.

         (viii) Each of the Mergers constitutes a tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

          (ix) Upon the filing of the Certificates of Merger, the Mergers shall be effective under the laws of the State of Kansas.

        (d) The Employment Agreements between Brite and each of Alan C. Maltz, Scott A. Maltz and Stephen B. Rockoff, the forms of which have been approved and initialled for identification by the parties, shall have been executed and delivered and be in full force and effect.

        (e) The average of the closing prices for Brite Common on the Nasdaq Stock Market for the twenty trading days ending on the last trading day prior to the Closing Date, as reported in the Wall Street Journal, shall not be less than $12.00.

        (f) The Shareholders and the TSL Companies shall have received such other agreements, documents and instruments as they shall reasonably request, and all legal matters shall be satisfactory to them and their counsel.

                                  ARTICLE VIII

    8.1  CONDITIONS TO THE  OBLIGATIONS OF BRITE.   The obligations of Brite  to
consummate the Mergers shall be subject to the following conditions:

        (a) The representations, warranties, and covenants of the Shareholders set forth in Article IV hereof shall be correct in all material respects both on the date of this Agreement and immediately prior to the Effective Time as if made again at and as of such time. The TSL Companies and the Shareholders shall have performed all of the obligations which are required hereunder to be performed by them at or prior to the Effective Time. Each Shareholder shall have delivered to Brite a certificate, dated the Closing Date and signed by such Shareholder, to the effect that (i) each of the representations and warranties of such Shareholder contained herein is true in all material respects as of the Closing Date, with the same effect as though made and delivered at and as of the Closing Date, and (ii) such Shareholder and each TSL Company in which he holds shares has performed in all material respects all obligations required by this Agreement to be performed by him or such TSL Companies at or prior to the Effective Time.

        (b) There shall not have occurred (i) any material adverse change since the date of the TSL Companies Balance Sheet in the business, properties, results of operations, or financial condition of the TSL Companies, taken as an entirety, or (ii) any loss or damage to any of the properties of, or assets of, the TSL Companies, taken as an entirety, which will materially affect or impair its ability to conduct the business now being conducted by it after the Mergers.

        (c) Kelley Drye & Warren, special counsel for the TSL Companies and the Shareholders, shall have furnished its opinion to Brite as at the Effective Time to the effect that, except as disclosed in the Disclosure Schedule:

           (i) Each TSL Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, to enter into the Agreement and the Certificate of Merger, to perform its obligations thereunder and to consummate the transactions with respect to it contemplated thereby.

           (ii) The execution, delivery and performance by each TSL Company of the Agreement, and the consummation by it of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of each TSL Company. The Agreement has been executed and delivered by each TSL Company and the Shareholders and constitutes the valid and binding obligation of each TSL Company and the Shareholders, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights and equitable considerations which may affect a court's exercise of its equitable powers, including its power to order specific performance.

          (iii) Neither the execution and delivery of the Agreement, nor the performance of the terms and provisions thereof and consummation of the transactions contemplated thereby, in each case by any TSL Company, will
       (A) conflict with or result in a default under any of the terms and provisions of its Articles of Incorporation or Bylaws, or (B) violate the provisions of any statute, applicable to such TSL Company or any of its properties or assets and of which it has knowledge.

          (iv) Telecom Services Limited (U.S.), Inc. is authorized to have outstanding 1,000 shares of common stock, of which, as of the date of this Agreement, 200 shares are issued and outstanding. Telecom Services Limited (West), Inc. is authorized to have outstanding 1,000 shares of common stock, of which, as of the date of this Agreement, 100 shares are issued and outstanding. TSL Software Services, Inc. is authorized to have outstanding 2,500 shares of common stock, of which, as of the date of this Agreement, 100 shares are issued and outstanding. TSL Management Group, Inc. is authorized to have outstanding 2,500 shares of common stock, of which, as of the date of this Agreement, 1000 shares are issued and outstanding. All of the outstanding shares of common stock of the TSL Companies are validly issued, fully paid and non-assessable.

           (v) To the best of its knowledge, no TSL Company has any commitment or obligation to issue or sell, whether pursuant to stock option agreements, stock bonus agreements, warrants, conversion rights or otherwise, any shares of its capital stock or other securities.

          (vi) To the best of its knowledge, except as disclosed in the Disclosure Schedule under the heading "Litigation", there is no litigation, action, suit, investigation, claim or proceeding pending or threatened against or affecting any TSL Company, or involving any of its properties or assets, at law or in equity or before any federal, state, municipal, local or other governmental authority or any arbitration panel.

          (vii) Upon the filing of the Certificates of Merger, the Mergers shall be effective under the laws of the State of New Jersey.

        (d) Brite shall have received an opinion, dated not more than five days prior to the mailing of the Merger Proxy Statement, from its financial advisor, Lazard Freres & Co., LLP stating that, in the opinion of such financial advisor, the terms of the Mergers are fair to the stockholders of Brite from a financial point of view, and such opinion shall not have been withdrawn.

        (e) Brite shall have received from Ernst & Young a letter dated not more than five days prior to the Effective Time, to the effect (i) that with respect to the TSL Companies, they are independent public accountants within the meaning of the Exchange Act, (ii) that it is their opinion that the financial statements of the TSL Companies contained in the Merger Proxy Statement comply as to form in all material respects with the applicable accounting requirements of Regulation 14A, (iii) that on the basis of specified procedures (which do not constitute an examination in accordance with generally accepted auditing standards), consisting of a reading of the unaudited, interim financial statements of the TSL Companies subsequent to the most recent audited financial statements, inquiries of officers of the TSL Companies responsible for financial and accounting matters, and a reading of minutes of meetings of stockholders and the Boards of Directors of each of the TSL Companies, nothing has come to their attention which would lead them to believe that, except as disclosed in the Disclosure Schedule and in the Unaudited Balance Sheet, since the most recent audited financial statements, to the date of such letter, there has been (A) any increase or decrease in the outstanding capital stock, or any increase in indebtedness for borrowed money, other than trade payables in the ordinary course of business, or (B) any decrease in the net assets thereof, or occurrence of any material contingent liability not required to be reflected in the computation of net assets, and (iv) of such other accounting matters as Brite may reasonably request.

        (f) The Employment Agreements between Brite and each of Alan C. Maltz, Scott A. Maltz and Stephen B. Rockoff shall have been executed and delivered and be in full force and effect.

        (g) Brite shall have received such other agreements, documents and instruments as it shall have reasonably requested and all legal matters shall be satisfactory to it and its counsel.

                                   ARTICLE IX

    9.1 FURTHER CONDITIONS TO THE OBLIGATIONS OF THE TSL COMPANIES, THE SHAREHOLDERS AND BRITE. The agreements by Brite, the TSL Companies and the Shareholders to be performed by them shall be subject to the following conditions:

        (a) No provisions of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of a Merger or materially impair the effective operation of the business of Brite after the Effective Time.

        (b) There shall not be any litigation, proceeding or governmental investigation pending (whether or not both Brite and any TSL Company are parties to such litigation, proceeding or investigation) seeking to (i) restrain, prevent or rescind the transactions contemplated hereby or change the terms thereof, or (ii) terminate this Agreement, which litigation, proceeding or governmental investigation makes it inadvisable, in the opinion of the Board of Directors of either Brite or a TSL Company, to consummate the transactions contemplated hereby.

        (c) The stockholders of Brite and each of the TSL Companies shall have approved the Mergers contemplated by this Agreement by the requisite vote and each of the parties shall have furnished the other (i) a certified copy of the resolutions duly adopted by its Board of Directors, and (ii) a certified copy of the resolutions duly adopted by its stockholders entitled to vote thereon approving this Agreement.

        (d) If any stockholder of Brite initiates steps necessary to perfect the right under the dissenters' rights provision of Kansas law to receive cash for shares of Brite Common, the number of shares with respect to which such step may have been initiated shall not exceed a number equal to 5% of the shares of Brite Common issued and outstanding immediately prior to the Closing Date.

        (e) All statutory requirements for the valid consummation by the parties of the transactions contemplated by this Agreement shall have been fulfilled and all authorizations, consents and approvals of federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions contemplated by this Agreement, and to permit the business presently carried on by Brite and the TSL Companies to continue unimpaired immediately following the Effective Time, shall have been obtained.

        (f) Arthur Andersen, LLP shall have furnished its opinion on the Closing Date to the effect that accounting for each Merger as a pooling of interests, rather than as a purchase, shall comply with generally accepted accounting principles.

        (g) No litigation, proceeding or government investigation, and no judgment, injunction, order or decree to prevent the issuance of the Brite Common in accordance with this Agreement shall have been instituted, shall be pending or shall be in effect.

                                   ARTICLE X

    10.1  RESTRICTION ON SALE OF BRITE COMMON BY THE SHAREHOLDERS.

        (a) The shares of Brite Common to be issued to the Shareholders pursuant to this Agreement will be issued without registration under the Act, in reliance upon an exemption from the registration requirements of the Act and may not be offered, sold or transferred by the Shareholders unless (i) they are registered under the Act, (ii) there is presented to Brite an opinion of counsel reasonably satisfactory to Brite to the effect that such registration is not necessary, or (iii) they are sold pursuant to, and in compliance with, Rule 144 of the SEC.

        (b) Each of the certificates evidencing the Brite Common delivered hereunder to the Shareholders will bear the following legend:

       "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED, OR UNLESS SOLD OR TRANSFERRED PURSUANT TO THE PROVISIONS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION."

    10.2  REGISTRATION RIGHTS.  Brite agrees that:

        (a) If, at any time after the Effective Time, Brite shall receive from a Shareholder (or his executor, personal representative or heirs) a written request that Brite effect any registration under the Act with respect to all or a part of the shares of Brite Common received by such Shareholder hereunder (after giving effect to any stock split, stock dividend or reorganization), Brite will (i) promptly give written notice of the proposed registration to all other Shareholders (or their executors, personal representatives or heirs); and (ii) as soon as practicable use its best efforts to effect all such registrations through an underwritten public offering (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable Blue Sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of such portion of the Shareholder's shares of Brite Common (after giving effect to any stock split, stock dividend or reorganization), as are specified in such request, after six months from the Effective Time, together with all or such portion of the shares of Brite Common of any Shareholder (or his executor, personal representative or heirs) (after giving effect to any stock split, stock dividend or reorganization) joining in such request as are specified in a written request given within 5 days after receipt of such written notice from Brite. In connection with any registration undertaken at the request of one or more of the Shareholders (or their executors, personal representatives or heirs), either Brite or any other stockholder of Brite, with the consent of Brite, may include shares in the registration, provided that the addition of any such shares shall not cause the number of shares requested to be registered by the Shareholders to be reduced.

        Notwithstanding the foregoing, however, Brite shall not be obligated to take any action to effect such registration pursuant to this Section 10.2(a) either (i) after Brite has effected one such registration pursuant to this
    Section 10.2(a) and the Shareholders (or their executors, personal representatives or heirs) (A) have either sold at least 30% in the aggregate of the shares of Brite Common received by them at the Effective Time under this Agreement (after giving effect to any stock split, stock dividend or reorganization) or (B) have sold less than 30% in the aggregate of the shares of Brite Common received by them at the Effective Time under this Agreement (after giving effect to any stock split, stock dividend or reorganization), and the failure to sell at least 30% of the shares received under this Agreement (after giving effect to any stock split, stock dividend or reorganization) is not a result of the Shareholders (or their executors, personal representatives or heirs) having requested registration of such lesser number, or of a voluntary withdrawal of shares from the registration by the Shareholders (or their executors, personal representatives or heirs), or (ii) if the number of shares with respect to which registration is requested by all Shareholders (or their executors, personal representatives or heirs) is less than ten percent of the number of shares of Brite Common received by such Shareholders at the Effective Time hereunder (after giving effect to any stock split, stock dividend or reorganization), (iii) after two years shall have elapsed since the Effective Time, or (iv) after Brite has effected two such registrations pursuant to this Section 10.2(a). Furthermore, in no event shall Brite be required to take any action to effect registration of any shares of Brite Common pursuant to this Section 10.2(a) which, when added to any other shares registered pursuant to the provisions of this Section 10.2(a), exceed forty percent in the aggregate of the shares of Brite Common received by the Shareholders at the Effective Time under this Agreement (after giving effect to any stock split, stock dividend or reorganization).

        Subject to the foregoing, Brite shall file a registration statement covering the shares of Brite Common so requested to be registered as soon as practicable, but in any event within 45 days after receipt of the request or requests of the Shareholders. However, if Brite shall furnish to such Shareholders a certificate, signed by the President of Brite, stating that, in the good faith judgment of its Board of Directors, it would be seriously detrimental to Brite and its stockholders for such registration statement to be filed on the date filing would be required due to the fact the disclosure at such time of information contained in such registration statement would be premature, and it is therefore essential to defer the filing of such registration statement, Brite shall have an additional period of not more than 30 days within which to file such registration statement.

        If the Shareholders  are entitled  to a second  registration under  this
    Section 10.2(a), such right may be exercised by any Shareholder at any time after 90 days from the date on which the shares of Brite Common registered under the first registration are sold.

        (b) If, at any time commencing two (2) years after the Effective Time, Brite proposes to register for its own benefit or for the benefit of shareholders of Brite desiring to sell their shares of Brite Common ("Selling Shareholders") in a public offering, any of its securities under the Act, other than (i) in connection with a merger, or (ii) in connection with a registration under a provision of the Act (and the rules and regulations promulgated thereunder) which prohibits the inclusion of the Shareholders shares of Brite Common, Brite will give written notice by registered mail, return receipt requested or by personal delivery, at least thirty (30) days prior to the filing of each such registration statement, to the Shareholders of its intention to do so. Upon the written request of a Shareholder, within ten (10) days after receipt of any such notice, of his desire to include shares of Brite Common then held by him in such proposed registration statement, Brite shall afford such Shareholder the opportunity to have registered under all such registration statements to be filed under this Section 10.2(b) up to an aggregate of fifty (50%) percent of the shares of Brite Common held by such Shareholder after the sale by such Shareholder of shares of Brite Common under the registrations provided in Section 10.2(a) hereof.

        (c) Notwithstanding Section 10.2(b), Brite shall have the right at any time after it shall have given written notice by registered mail, return receipt requested or by personal delivery, to the Shareholders (irrespective of whether a written request for inclusion of any shares of Brite Common shall have been made by any Shareholder) to elect not to file any such proposed registration statement, or to withdraw the same after filing but prior to the effective date thereof.

        (d) If the managing underwriter of the public offering contemplated by the registration statement referred to in Section 10.2(b) shall advise Brite and all such Shareholders electing to participate in the registration that the inclusion of all the shares of Brite Common originally to be included in the registration on behalf of the Selling Shareholders and the Shareholders creates a substantial risk that the price per share of Brite Common to be derived from such registration will be materially and adversely affected, the number of shares of Brite Common to be included in the public offering on behalf of the Selling Shareholders and the Shareholders may be reduced to the minimum extent such managing underwriter so advises Brite, the Selling Shareholders and the Shareholders is necessary to avoid such affect, pro rata among the Selling Shareholders and the Shareholders and any other shares of Brite Common having the right to participate in such registration; provided, however such reduction shall not apply to each Selling Shareholder holding 100,000 shares or less of Brite Common, up to a maximum of 500,000 shares of Brite Common held by such Selling Shareholders. In the event the managing underwriter elects to exercise any overallotment option it may have, the Shareholders shall have the further right to participate in the registration to the extent of their pro rata share of the overallotment, based upon the number of shares of Brite being included in the registration by such Shareholders.

        (e) If the Shareholders intend to distribute their shares of Brite Common covered by a request for registration by means of an underwriting, they shall so advise Brite as a part of their request made pursuant to
    Section 10.2(a) and Brite shall include such information in the written notice to the remaining Shareholders. In such event, Brite shall select an underwriter with regard to the underwriting of the requested registration and shall negotiate fees payable to such underwriter; provided, however that the participating Shareholders shall have the right to approve the underwriter and any fees which they are to bear in whole or in part, such approval not to be unreasonably withheld. Brite and those Shareholders proposing to distribute shares of Brite Common through such underwriting shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting. Except as provided in this
    Section 10.2(e), if the underwriter advises the Shareholders in writing that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the registration and underwriting shall be allocated among all Shareholders proportionate as nearly as practicable to the number of shares of Brite Common acquired by the Shareholders under this Agreement. If any Shareholder disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to Brite, the underwriter and the remaining Shareholders.

        (f) The Shareholders shall pay their proportionate share (based on the total number of shares of Brite Common being sold) of all expenses incurred in connection with the first registration, qualification or compliance effected pursuant to Section 10.2(a) hereof or pursuant to Section 10.2(b) hereof, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for Brite and expenses of any special audits incidental to or required by such registration; provided that (i) Brite shall not be required to pay for any portion of the expenses of any registration begun at the request of the Shareholders and subsequently voluntarily withdrawn by the Shareholders, in which case such expenses shall be borne by the Shareholders requesting the withdrawal, and (ii) Brite shall not be required to pay fees of legal counsel for the Shareholders. Underwriters' fees, discounts or commissions shall be paid by the persons selling shares pursuant to the registration, proportionate to the number of shares sold by each such seller.

        (g) In the case of each registration, qualification or compliance effected by Brite hereunder, Brite will keep each Shareholder participating therein advised in writing as to the initiation of such registration, qualification or compliance and as to the completion thereof. In connection therewith, Brite will keep such registration, qualification or compliance effective for a period of 180 days or until the Shareholders have completed the distribution described in the registration statement relating thereto, whichever first occurs, and shall furnish such number of prospectuses and other documents incident thereto as the Shareholders from time-to-time may reasonably request.

        (h) Each Shareholder shall furnish to Brite such written information regarding such Shareholder and the distribution proposed by such Shareholder as Brite may request in writing and that shall be required in connection with any registration referred to in this Section 10.2.

        (i) If a Shareholder sells shares of Brite Common pursuant to a registration as contemplated by this Section 10.2, Brite will indemnify and hold harmless such Shareholder and each underwriter (as defined in the Securities Act) and each person, if any, who controls such underwriter within the meaning of the Securities Act, against losses, claims, damages, or liabilities, joint or several, to which such Shareholder or underwriter or controlling person may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse such Shareholder or underwriter or controlling person for any legal or other expenses reasonably incurred by such Shareholder or underwriter or controlling person in connection with investigating or defending any such action or claim; provided, however, that Brite shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement or any prospectus contained therein or such amendment or supplement in reliance upon, and in conformity with, written information furnished to Brite by such Shareholder expressly for use therein.

        (j) If a Shareholder sells shares of Brite Common pursuant to a registration as contemplated by Section 10.2, such Shareholder will indemnify and hold harmless Brite and its officers and directors and each person, if any, who controls Brite within the meaning of the Securities Act against any losses, claims, damages, or liabilities, joint or several, to which Brite or such officers and directors or controlling persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the registration statement or any prospectus contained therein or such amendment or supplement in reliance upon and in conformity with written information furnished to Brite by such Shareholder expressly for use therein; and will reimburse Brite for any legal or other expenses reasonably incurred by Brite or such officers, directors and controlling persons in connection with investigating or defending any such action or claim.

        (k) If and whenever Brite is required by Article X of this Agreement to use its best efforts to effect or cause the registration of any shares of Brite Common under the Act, except as otherwise expressly provided, Brite shall as expeditiously as possible:

           (i) prepare and file with the SEC (in the case of a registration pursuant to Section 10.2(a) hereof, such filing to be made within the time period prescribed by Section 10.2(a) or in any event as soon thereafter as possible) the requisite registration statement with respect to such shares of Brite Common to be registered (including such audited financial statements as may be required by the Act or the rules and regulations promulgated thereunder, PROVIDED, that the Shareholders and their affiliates shall render all reasonable assistance requested by Brite in connection therewith), and use its best efforts to cause such registration statement to become and remain effective;

           (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 180 days after such registration statement becomes effective;

          (iii) furnish to each Shareholder electing to include shares of Brite Common covered by such registration statement and each underwriter, if any, of the securities being sold by such

       Shareholders such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus and supplements thereto included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, and such other documents, as such Shareholder or underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such Shareholder;

          (iv) use its best efforts to register or qualify all shares of Brite Common covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any Shareholder or any underwriter, if any, of the securities being sold by such Shareholder shall reasonably request, to keep such registrations or qualifications in effect for so long as the registration statement remains in effect and do any and all other acts and things which may be necessary or advisable to enable such Shareholder and underwriter, if any, to consummate the disposition in such jurisdictions of such shares of Brite Common being sold by such Shareholder, except that Brite shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be qualified;

           (v) use its best efforts to cause all shares of Brite Common covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling Shareholders to consummate the disposition of such shares of Brite Common;

          (vi) notify each Shareholder selling shares of Brite Common covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of Brite's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Shareholder and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such shares of Brite Common, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) advise each Shareholder selling shares of Brite Common covered by such registration statement, promptly after it receives notice thereof, of the time when such registration statement, or any amendment thereto, or any amendment to such registration statement has become effective or any related prospectus or any supplement to such prospectus or any amendment to such prospectus has been filed, of the issuance by the SEC of any stop order or of any order preventing or suspending the use of any related preliminary prospectus or prospectus, of the suspension of the qualification of such shares of Brite Common for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any such preliminary prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain withdrawal of such order;

         (viii) file promptly all documents required to be filed with the SEC pursuant to Sections 13, 14 or 15(d) of the Exchange Act subsequent to the time such registration statement becomes effective and during any period when any related prospectus is required to be delivered;

          (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of Brite's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act;

           (x) provide a transfer agent and registrar for all such shares of Brite Common covered by such registration statement not later than the effective date of such registration statement;

          (xi) enter into such agreements, including without limitation underwriting agreements, and take such other actions as Shareholders shall reasonably request in order to expedite or facilitate the disposition of such shares of Brite Common;

          (xii) furnish to each Shareholder selling shares of Brite Common, if such items are being otherwise furnished in connection with such registration statement, a signed counterpart, addressed to such seller (and the underwriters, if any), of

               (A) an opinion of counsel for Brite, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such Shareholder (and the underwriters, if any), and

               (B) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified Brite's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as such Shareholder (or the underwriters, if any) may reasonably request;

         (xiii) give the Shareholders whose shares of Brite Common are registered under such registration statement and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of Brite with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the respective counsel of such holders and such underwriters, to conduct a reasonable investigation within the meaning of the Act; and

         (xiv) use its best efforts to list all shares of Brite Common covered by such registration statement on the Nasdaq Stock Market and on each securities exchange on which any of the securities of the same class as the shares of Brite Common are then listed.

        (l) If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of Brite then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of Brite's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of Brite, or
    (ii) in the event that such reference to such holder by name or otherwise is not required by the Act or any similar federal statute then in force, the deletion of the reference to such holder. Brite may require each Shareholder selling shares of Brite Common as to which any registration is being effected to furnish Brite such information regarding such Shareholder and the distribution of such securities as Brite may from time to time reasonably request in writing.

        (m) If requested by the underwriters for any underwritten offering by Shareholders pursuant to a registration requested under Section 10.2(a) of this Agreement, Brite will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Brite and such other terms and provisions as are customarily contained in agreements of that type, including without limitation indemnities to the effect and to the extent provided in Section 10.2(i) of this Agreement. The Shareholders whose shares of Brite Common are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Brite to and for the benefit of such underwriters shall also be made to and for the benefit of such Shareholders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Shareholders. Such Shareholders shall not be required to make any representations or warranties to or agreements with Brite or the underwriters other than representations, warranties or agreements regarding such Shareholder and such Shareholder's intended methods of distribution.

        (n) Within the limitations prescribed by this paragraph (n), but not otherwise, in addition to demand registration rights, Brite may grant to subsequent investors in Brite rights of incidental registration (such as those provided in Section 10.2(b) of this Agreement). Such incidental rights may be granted with respect to (A) registrations actually requested by Shareholders pursuant to Section 10.2(a), but only in respect of that portion of any such registration as remains after inclusion of all shares of Brite Common requested by Shareholders to be registered, and (B) registrations initiated by Brite, but such rights shall be limited in all cases to sharing pro-rata in the available portion of the registration in question with Shareholders, such sharing to be based on the number of shares of Brite Common held by the respective Shareholders and held by such other investors, plus the number of shares of Brite Common into which other securities held by the Shareholders and such other investors are convertible or exercisable, which are entitled to registration rights.

        (o) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 10.2(i) or 10.2(j) of this Agreement, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 10.2(i) or 10.2(j) of this Agreement, as the case may be, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof (unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim or the counsel chosen by such indemnifying party is not reasonably satisfactory to such indemnified party) the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a general release from all liability, or a covenant not to sue, in respect of such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party, which consent shall not be unreasonably withheld.

        (p) Indemnification and contribution similar to that specified in Sections 10.2(i) and 10.2(j) of this Agreement (with appropriate modifications) shall be given by Brite and each Shareholder selling shares of Brite Common with respect to any required registration or other qualification of such shares of Brite Common under any federal or state law or regulation of any governmental authority, other than the Act.

        (q) The indemnification required by Sections 10.2(i) and 10.2(j) of this Agreement shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

        (r) Brite covenants that it will timely file the reports required to be filed by it under the Act or the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) (l) of Rule 144 adopted by the SEC under the Act) and the rules and regulations adopted by the SEC thereunder, and will take such further action as any Shareholder may reasonably request, all to the extent required from time to time to enable such Shareholder to sell shares of Brite Common without registration under the Act within the limitation of the exemptions provided by (i) Rule 144 under the Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Shareholder, Brite will deliver to such holder a written statement as to whether it has complied with such requirements.

        (s) In the event that shares of Brite Common are held by a nominee for a beneficial owner thereof, the beneficial owner may, at its option be treated as the holder of such shares of Brite Common for purposes of any request or other action by any Shareholder pursuant to this Agreement (or any determination of any number or percentage of shares constituting shares of Brite Common held by any holder or holders of shares of Brite Common contemplated by this Agreement).

                                   ARTICLE XI

    11.1  EXPENSES.

    (a) In consideration of advisory services rendered to the TSL Companies in connection with this Agreement and the consummation of the transactions contemplated hereby, Ladenburg, Thalmann & Co. Inc. shall be paid a fee equal to the value of 119,000 shares of Brite Common, such shares to be valued at the average of the closing prices for Brite Common on the Nasdaq Stock Market for the twenty trading days ending on the last trading day prior to the Closing Date. Such fee shall be paid by Brite at the Effective Time by wire transfer, pursuant to instructions to be provided by Ladenburg, Thalmann & Co. Inc.

    (b) At the Effective Time, all costs and expenses of Brite, the TSL Companies and the Shareholders incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby shall become the responsibility of Brite including the fees and expenses of Ernst & Young LLP in connection with the preparation of the TSL Companies' 1992, 1993 and 1994 audited financial statements, which costs and expenses are to be paid by Brite after the Effective Time. If this Agreement shall be terminated pursuant to the provisions of Article XIII hereof and such termination is not attributable to a breach of this Agreement by any party, each party shall pay all of its own costs and expenses incident to the negotiation and preparation of this Agreement and to its performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including fees, expenses and disbursements of its counsel.

                                  ARTICLE XII

    12.1  INDEMNIFICATION.

    (a) Each of the Shareholders (or their executors, personal representatives or heirs) hereby agrees to indemnify Brite and to hold it harmless against any and all losses, damages, costs and expenses incurred by Brite by reason of any breach by him of the representations and warranties made in Section 4.1(a) hereof.

    (b) Subject to the terms and conditions of this Article XII, the Shareholders (or their executors, personal representatives or heirs), severally and not jointly, hereby agree to indemnify Brite and to hold it harmless against and in respect of any and all losses, damages, costs and expenses incurred by Brite by reason of any breach of any of the representations and warranties made in Section 4.1(b) of this Agreement. Any such indemnification shall be only to the extent that any such loss, damage, cost, expense or amount is paid by Brite and is not recovered by Brite under any insurance policy of Brite or the TSL Companies, or is not reserved against on the TSL Companies' Balance Sheet or disclosed in the Disclosure Schedule. In determining the amount which is not recovered as aforesaid, full allowance shall be made for any income tax benefit to Brite.

    (c) The aggregate liability of the Shareholders (or their executors, personal representatives or heirs) pursuant to Section 12.1(b) hereof shall be, calculated at the time a request for indemnification is made, not greater than the lesser of (i) $20,000,000, and (ii) 33 1/3% of the sum of (x) the net proceeds (after tax) received by the Shareholders (or their executors, personal representatives or heirs) from the sale of shares of Brite Common received hereunder, and (y) the market value of the remaining shares of Brite Common received hereunder then held by the Shareholders (or their executors, personal representatives or heirs), valued at the average of the closing prices for Brite Common on the Nasdaq Stock Market for the twenty trading days ending on the last trading day prior to the date of payment.

    (d) The aggregate liability of each Shareholder (or his executor, personal representative or heir) under Section 12.1(b) shall be limited to the product of
(i) the aggregate liability of the Shareholders (or their executors, personal representatives or heirs) as set forth in Section 12.1(c), and (ii) a fraction, the numerator of which is the total number of shares of Brite Common issued to such Shareholder pursuant to Section 2.2 hereof, and the denominator of which is 3,331,000.

    (e) The Shareholders (or their executors, personal representatives or heirs) shall not be liable under Section 12.1(b) except to the extent, and only to the extent, that the aggregate claims under Section 12.1(b) against them exceed $300,000.

    (f) As used in this Section 12.1, the term "Indemnifying Party" means the party or parties obligated to provide indemnification pursuant to this Section 12.1, and the term "Indemnified Party" means the party or parties entitled to such indemnification.

        (i) As soon as practicable after obtaining knowledge , the Indemnified Party shall give written notice to the Indemnifying Party of any matter, including without limitation, the assertion of a claim or the commencement of any suit, action or proceeding, with respect to which a claim for indemnification may be asserted under this Agreement, stating the relevant facts in reasonable detail; provided, however, that the failure by the Indemnified Party to give such notice shall not prejudice the Indemnified Party's right to indemnification except to the extent that such failure results in actual prejudice to the Indemnifying Party.

        (ii) In the event said indemnification claim is related to any suit, action, or proceeding brought by any third party against the Indemnified Party, the Indemnifying Party shall have the right to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. If an Indemnifying Party elects to assume such defense and select such counsel, then the Indemnified Party shall have the right to employ its own counsel but, in any such case, the fees and expenses of such counsel shall be at the expense of such Indemnified Party. The Indemnified Party shall not settle or compromise any such suit, action, or proceeding without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, delayed or conditioned, unless such settlement or compromise contains a general, unconditional release of Indemnified Party.

       (iii) In any case in which the Indemnified Party does not consent to a bona fide settlement offer regarding a claim, suit, action or proceeding, which offer the Indemnifying Party has recommended to the Indemnified Party in writing, then the right to indemnification of the Indemnified Party shall be limited to the amount of such cash settlement so recommended and to the value of any settlement, other than a cash settlement, so recommended, unless the settlement so recommended would not result in a release of the Indemnified Party from any and all liability related to such claim, suit, action or proceeding, or would result in any restriction on the rights of the Indemnified Party.

    (g) The liability of the Shareholders under this section 12.1 shall terminate:

        (i) on the date of issuance of the opinion of Brite's independent auditors pertaining to the first audited financial statements containing the combined statements of operations of Brite and the TSL Companies with respect to all claims based on those items contained within the scope of such audit; or

        (ii) on the first anniversary of the Effective Time with respect to all other claims;

except with respect to any claim or claims pending before a court of competent jurisdiction or duly constituted arbitral body.

    (h) The liability of any Shareholder under this Article XII shall be paid promptly in shares of Brite Common valued at the closing price for such shares at the Effective Time; provided, however if the Shareholder does not own sufficient shares of Brite Common so to satisfy such Shareholder's liability, then in either a combination of shares of Brite Common, valued as aforesaid, and cash, or entirely in cash if no shares of Brite Common are owned, the amount of cash to be equal to the remaining number of shares due, as determined by the method discussed above, multiplied by the average price per share received by the Shareholder from the sale of shares of Brite Common received hereunder, subsequent to the Effective Time.

                                  ARTICLE XIII

    13.1 FURTHER ASSURANCES. Neither Brite, any TSL Company nor any Shareholder shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to them set forth in Articles VII, VIII, and IX hereof, and each of Brite, each TSL Company and each Shareholder shall promptly do all such acts and take all such measures as may be appropriate to enable them to perform as early as practicable the obligations herein provided to be performed by them.

    13.2 TERMINATION BY THE TSL COMPANIES AND THE SHAREHOLDERS. In the event that the conditions to obligations of the TSL Companies and the Shareholders set forth in Articles VII and IX shall not have been satisfied or waived by October 31, 1995, then the TSL Companies and the Shareholders may, at their option, at any time thereafter, terminate this Agreement by action of the Board of Directors of Telecom Services Limited (U.S.), Inc. The termination shall become effective upon the giving of written notice of termination to Brite pursuant to the provisions of Article XIV.

    13.3 TERMINATION BY BRITE. In the event that the conditions to Brite's obligations set forth in Articles VIII and IX shall not have been satisfied or waived by October 31, 1995, then Brite may, at its option, at any time thereafter terminate this Agreement by action of its Board of Directors. The termination shall become effective upon the giving of written notice of termination to the TSL Companies and the Shareholders pursuant to the provisions of Article XIV.

    13.4 TERMINATION BY MUTUAL AGREEMENT. This Agreement may be terminated and the Mergers abandoned by appropriate mutual action taken by the directors of each of Brite and each of the TSL Companies at any time prior to the Effective Time.

    13.5 WAIVERS. Any of the terms or conditions of this Agreement may be waived at any time by either of Brite or any TSL Company which is, or the stockholders of which are, entitled to the benefit thereof by action of the directors of such party, and the party making such waiver shall have given written notice with respect thereto to the other party pursuant to the provisions of Article XIV.

    13.6 AMENDMENTS. This Agreement may be amended or modified, in whole or in part, by an agreement in writing executed in the same manner as this Agreement; provided, such amendment or modification is executed in accordance with the laws of Kansas and New Jersey governing the rights of shareholders upon a merger and any modification which would adversely affect the rights of shareholders of the TSL Companies or Brite is approved by the respective Boards of Directors and approved by an appropriate vote of the shareholders of the TSL Companies and Brite.

    13.7 CONFIDENTIALITY. Prior to the Effective Time and after any termination of this Agreement, each Shareholder, Brite and each TSL Company (the "Recipient") will hold, and will use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all Confidential Information concerning the other (the "Provider") and its Subsidiaries (if any) furnished to the Recipient in connection with the transactions contemplated by this Agreement. The term "Confidential Information" shall mean all information, written or oral, provided by the Provider, or its officers, directors, employees, representatives, or agents, to the Recipient or its officers, directors, employees, representatives, or agents, except to the extent that such information can be shown to have been (i) previously known on a non-confidential basis by the Recipient, (ii) in the public domain through no fault of the Recipient, (iii) later lawfully acquired by the Recipient from sources other than the Provider, or (iv) independently developed by the Recipient without use, directly or indirectly, of any Confidential Information of the Provider; provided that the Recipient may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement, so long as such persons are informed by the Recipient of the confidential nature of such information and are directed by the Recipient to treat such information confidentially. The Recipient's obligation to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, the Recipient will, and will use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to the Provider, upon request, all documents and other materials, and all copies thereof, obtained by the Recipient or on its behalf from the Provider in connection with this Agreement that are subject to such confidence.

    13.8 EFFECT OF TERMINATION. If for any reason, other than a breach by the other party, this Agreement ceases to be binding upon Brite, the TSL Companies or the Shareholders, whether because of abandonment or termination as provided herein or otherwise, it shall thenceforth be void and no party shall have any obligation as to expenses incurred by the other parties incident to the transactions provided for herein, or otherwise.

                                  ARTICLE XIV

    14.1 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be deemed to have been given if personally delivered, or two (2) days after mailing by certified or registered mail, return receipt requested, first class postage prepaid, or upon receipt as evidenced by the sender's machine-generated confirmation if transmitted by facsimile (provided that such facsimile transmission is confirmed by mail in the manner previously described), in every case addressed as follows:

        (a) If to Brite:
           Brite Voice Systems, Inc.
           7309 East 21st Street North
           Wichita, Kansas 67206
           Attn: Stanley G. Brannan, Chairman
           Telephone: (316) 652-6500
           Telefax:   (316) 652-6800
           with a copy to:
           Thomas P. Garretson, Esq.
           Triplett, Woolf & Garretson, LLP
           151 North Main Street, Suite 800
           Wichita, Kansas 67202
           Telephone: (316) 265-5700
           Telefax:   (316) 265-6165

        (b) If to the TSL Companies or the Shareholders:
           Telecom Services Limited (U.S.), Inc.
           50 Broad Street, 20th Floor
           New York, NY 10004
           Attn: Alan C. Maltz, President
           Telephone: (212) 248-2000
           Telefax:   (212) 248-4500
           with a copy to:
           Merrill B. Stone, Esq.
           Kelley Drye & Warren
           101 Park Avenue
           New York, NY 10178
           Telephone: (212) 808-7800
           Telefax:   (212) 808-7898

or at such address or addresses as the party addressed may from time to time designate in writing.

                                   ARTICLE XV

    15.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Notwithstanding any rule of law or provision of this Agreement to the contrary, the representations and warranties of the Shareholders contained herein shall survive the Closing Date for the periods provided in Section 12.1 hereof.

    15.2 RIGHTS OF PARTIES. Except as otherwise specifically provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than Brite, the TSL Companies and their respective stockholders, any rights or remedies under or by reason of this Agreement.

    15.3 COMPLETE AGREEMENT. This Agreement, together with the schedules and Exhibits hereto, embodies all of the representations, warranties, covenants and agreements of the parties in relation to the subject matter hereof and no representations, warranties, covenants, understandings or agreements, oral or otherwise, in relation thereto, exist between the parties except as herein expressly set forth.

    15.4 GOVERNING LAW. Except to the extent that the Mergers are governed by the internal corporation laws of a state other than Kansas, this Agreement shall be governed and construed in accordance with the laws of the State of Kansas.

    15.5 HEADINGS. The headings of the sections and subsections of this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall be given no effect in construing the terms of this Agreement.

    15.6   COUNTERPARTS.   This  Agreement  may be  executed  in any  number  of
counterparts, each of which shall be an original, and all such counterparts together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, Brite and the TSL Companies, by their duly authorized officers and the Shareholders have executed this Agreement as of the date first above written.

                                          BRITE VOICE SYSTEMS, INC.

                                          /s/ STANLEY G. BRANNAN
                                          --------------------------------------
                                          Stanley G. Brannan, PRESIDENT

                                          ATTEST:

                                          /s/ GLENN A. ETHERINGTON
                                          --------------------------------------
                                          Glenn A. Etherington, SECRETARY

                                          TELECOM SERVICES LIMITED (U.S.), INC.

                                          /s/ ALAN C. MALTZ
                                          --------------------------------------
                                          Alan C. Maltz, PRESIDENT

                                          ATTEST:

                                          /s/ STEPHEN B. ROCKOFF
                                          --------------------------------------
                                          Stephen B. Rockoff, SECRETARY

                                          TELECOM SERVICES LIMITED (WEST), INC.

                                          /s/ SCOTT A. MALTZ
                                          --------------------------------------
                                          Scott A. Maltz, PRESIDENT

                                          ATTEST:

                                          /s/ STEPHEN B. ROCKOFF
                                          --------------------------------------
                                          Stephen B. Rockoff, SECRETARY

                                          TSL SOFTWARE SERVICES, INC.

                                          /s/ ALAN C. MALTZ
                                          --------------------------------------
                                          Alan C. Maltz, PRESIDENT

                                          ATTEST:

                                          /s/ STEPHEN B. ROCKOFF
                                          --------------------------------------
                                          Stephen B. Rockoff, SECRETARY

                                          TSL MANAGEMENT GROUP, INC.

                                          /s/ ALAN C. MALTZ
                                          --------------------------------------
                                          Alan C. Maltz, PRESIDENT

                                          ATTEST:

                                          /s/ STEPHEN B. ROCKOFF
                                          --------------------------------------
                                          Stephen B. Rockoff, SECRETARY

                                          SHAREHOLDERS:

                                          /s/ ALAN C. MALTZ
                                          --------------------------------------
                                          Alan C. Maltz

                                          /s/ SCOTT A. MALTZ
                                          --------------------------------------
                                          Scott A. Maltz

                                          /s/ STEPHEN B. ROCKOFF
                                          --------------------------------------
                                          Stephen B. Rockoff

                                          /s/ ALAN C. MALTZ
                                          --------------------------------------
                                          Alan C. Maltz, as custodian for Sari
                                          Maltz

                                          /s/ ALAN C. MALTZ
                                          --------------------------------------
                                          Alan C. Maltz, as custodian for Lori
                                          Maltz

                                                                       EXHIBIT A

                             CERTIFICATE OF MERGER
                                       OF
                     TELECOM SERVICES LIMITED (U.S.), INC.
                                      AND
                     TELECOM SERVICES LIMITED (WEST), INC.
                                      AND
                          TSL SOFTWARE SERVICES, INC.
                                      AND
                           TSL MANAGEMENT GROUP, INC.
                                      INTO
                           BRITE VOICE SYSTEMS, INC.
                           PURSUANT TO K.S.A. 17-6702

    We, the undersigned, being the President and Secretary of Brite Voice Systems, Inc., hereby certify:

        1. Merger. An Agreement and Plan of Reorganization and Merger dated as of May 24, 1995 has been entered into by and among Brite Voice Systems, Inc., a Kansas corporation, Telecom Services Limited (U.S.), Inc., a New Jersey corporation, Telecom Services Limited (West), Inc., a New Jersey corporation, TSL Software Services, Inc., a New Jersey corporation, and TSL Management Group, Inc., a New Jersey corporation.

        2. Authorization. The Agreement and Plan of Reorganization and Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with K.S.A. 17-6702(c).

        3. Surviving Corporation. The name of the surviving corporation is Brite Voice Systems, Inc.

        4. Articles of Incorporation. The Articles of Incorporation of Brite Voice Systems, Inc., as currently in effect, shall continue to be the Articles of Incorporation of Brite Voice Systems, Inc., as the surviving corporation.

        5.     Agreement  on   File.    The  executed   Agreement  and  Plan  of
    Reorganization and Merger is on file at the principal office of Brite Voice Systems, Inc., 7309 East 21st Street North, Wichita, Kansas 67206.

        6.   Copies.   A copy  of the  Agreement and Plan  of Reorganization and
    Merger will be furnished by Brite Voice Systems, Inc., on request and without cost, to any stockholder of any of the constituent corporations.

        7. Authorized Capital Stock of Merged Corporations. The authorized capital stock of Telecom Services Limited (U.S.), Inc. consists of 1,000 shares of common stock, no par value. The authorized capital stock of Telecom Services Limited (West), Inc. consists of 1,000 shares of common stock, no par value. The authorized capital stock of TSL Software Services, Inc. consists of 2,500 shares of common stock, no par value. The authorized capital stock of TSL Management Group, Inc. consists of 2,500 shares of common stock, no par value.

        8. Effective Time. The merger described herein shall be effective as of the filing of this Certificate of Merger with the Secretary of State of Kansas.

    IN WITNESS  WHEREOF,  this  Certificate  of Merger  has  been  executed  and
acknowledged this       day of August, 1995.


                                          BRITE VOICE SYSTEMS, INC.
                                          By: __________________________________
                                                Stanley G. Brannan, PRESIDENT

ATTEST:
By: __________________________________
     Glenn A. Etherington, SECRETARY

STATE OF KANSAS
COUNTY OF SEDGWICK                       ss:


    BE IT REMEMBERED, that on this       day of August, 1995, before me a Notary
Public in and for the County and State aforesaid, personally appeared Stanley G. Brannan, President, and Glenn A. Etherington, Secretary, of Brite Voice Systems, Inc., a Kansas corporation, personally known to me to be such officers and the same persons who executed, as such officers, the above and foregoing instrument in writing on behalf of said corporation and such persons duly acknowledged the execution of the same to be the act and deed of said corporation.


    IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year last above written.

                                          ______________________________________
                                                      NOTARY PUBLIC

My commission expires:

______________________________________

                             CERTIFICATE OF MERGER
                                   OF EACH OF
                     TELECOM SERVICES LIMITED (U.S.), INC.
                                      AND
                     TELECOM SERVICES LIMITED (WEST), INC.
                                      AND
                          TSL SOFTWARE SERVICES, INC.
                                      AND
                           TSL MANAGEMENT GROUP, INC.
                                      INTO
                           BRITE VOICE SYSTEMS, INC.

TO: THE SECRETARY OF STATE
    STATE OF NEW JERSEY

    PURSUANT TO THE PROVISIONS OF SECTIONS 14A:10-4.1 AND 14A:10-7 OF THE NEW JERSEY BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATIONS HEREBY EXECUTE THE FOLLOWING CERTIFICATE OF MERGER.

    1.  Each of Telecom Services Limited (U.S.), Inc., Telecom Services  Limited
(West), Inc., TSL Software Services, Inc. and TSL Management Group, Inc., each a corporation organized and existing under the laws of the State of New Jersey, shall be merged into Brite Voice Systems, Inc., a corporation organized and existing under the laws of the State of Kansas which is hereinafter designated as the surviving corporation.

    2. The laws of the State of Kansas, the State under which Brite Voice Systems, Inc. is organized, permit such mergers, and the applicable provisions of the laws of said jurisdiction have been, or upon compliance with filing and recording requirements will have been, complied with.

    3. The name of the surviving corporation shall be Brite Voice Systems, Inc., and it shall be governed by the laws of the State of Kansas.

    4. The address of the surviving corporation's registered office in the State of New Jersey is Brite Voice Systems, Inc., Telecom Services Limited Division, 1259 Route 46, Building 1, Parsippany, New Jersey, and the name of its registered agent at such address is Alan C. Maltz.

    5. The Agreement and Plan of Reorganization and Merger annexed hereto and made a part hereof as Exhibit A was approved by the shareholders of each of Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc. and TSL Management Group, Inc. in the manner prescribed by Sections 14A:10-1, 14A:10-3 and 14A:10-7 of the New Jersey Business Corporations Act and was approved by the stockholders of Brite Voice Systems, Inc. in the manner prescribed by the laws of the State of Kansas.

    6. As to each corporation whose shareholders are entitled to vote, the number of shares entitled to vote, and the number and designation of the shares of any class or series entitled to vote as a class, are as follows:

                                                                                  TOTAL NUMBER OF SHARES
NAME OF CORPORATION                                                                  ENTITLED TO VOTE
- --------------------------------------------------------------------------------  ----------------------
Telecom Services Limited (U.S.), Inc............................................                200
Telecom Services Limited (West), Inc............................................                100
TSL Software Services, Inc......................................................                100
TSL Management Group, Inc.......................................................              1,000
Brite Voice Systems, Inc........................................................          8,097,573

    7. As to each corporation whose shareholders are entitled to vote, the number of shares voted for and against the Agreement and Plan of Reorganization and Merger, respectively, and the number of shares of any class entitled to vote as a class that voted for and against the Agreement and Plan of Reorganization and Merger, respectively, are as follows:

                                                                             TOTAL SHARES    TOTAL SHARES
NAME OF CORPORATION                                                            VOTED FOR     VOTED AGAINST
- ---------------------------------------------------------------------------  -------------  ---------------
Telecom Services Limited (U.S.), Inc.......................................          200             -0-
Telecom Services Limited (West), Inc.......................................          100             -0-
TSL Software Services, Inc.................................................          100             -0-
TSL Management Group, Inc..................................................        1,000             -0-
Brite Voice Systems, Inc...................................................        [   ]            [  ]

    8. Brite Voice Systems, Inc., the surviving corporation to this merger, hereby agrees that, if it is to transact business in the State of New Jersey, it shall comply with the provisions of the New Jersey Business Corporation Act with respect to foreign corporations, and whether or not it is to transact business in New Jersey, it agrees that:

        (a) It may be served with process in the State of New Jersey in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of New Jersey or any foreign corporation, previously amenable to suit in New Jersey, which is a party to the mergers, and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of New Jersey against the surviving corporation;

        (b) The Secretary of State of the State of New Jersey shall be and hereby is irrevocably appointed as the agent of the surviving corporation to accept service of process in any such proceeding, and the post office address to which the service of process in any such proceeding shall be mailed is Brite Voice Systems, Inc., 7309 East 21st Street North, Wichita, Kansas 67206, Attention: Stanley G. Brannan, Chairman; and

        (c) The surviving corporation will promptly pay the dissenting shareholders of any corporation organized under the laws of the State of New Jersey which is a party to the mergers the amount, if any, to which they shall be entitled under the provisions of the New Jersey Business Corporation Act with respect to the rights of dissenting shareholders.


    IN WITNESS WHEREOF, each of the undersigned corporations has caused this Certificate of Merger to be executed in its name by its respective officers as
of the       day of August, 1995.


                                          TELECOM SERVICES LIMITED (U.S.), INC.
                                          By: __________________________________
                                              Alan C. Maltz, PRESIDENT

                                          TELECOM SERVICES LIMITED (WEST), INC.
                                          By: __________________________________
                                              Alan C. Maltz, VICE PRESIDENT

                                          TSL SOFTWARE SERVICES, INC.
                                          By: __________________________________
                                              Alan C. Maltz, PRESIDENT

                                          TSL MANAGEMENT GROUP, INC.
                                          By: __________________________________
                                              Alan C. Maltz, PRESIDENT

                                                                       EXHIBIT B

                                                                                        SHARES OF BRITE
                                                                         SHARES OF       COMMON TO BE
                                                                          COMPANY         RECEIVED IN
                  COMPANY                           SHAREHOLDER         STOCK HELD         EXCHANGE
- --------------------------------------------  -----------------------  -------------  -------------------
Telecom Services Limited (U.S.), Inc.         Alan C. Maltz                    160            800,000
                                              Stephen B. Rockoff                40            200,000
Telecom Services Limited (West), Inc.         Scott A. Maltz                    53            787,702
                                              Alan C. Maltz                     47            698,528
TSL Software Services, Inc.                   Alan C. Maltz                     80            595,816
                                              Stephen B. Rockoff                20            148,954
TSL Management Group, Inc.                    Lori Maltz                       400             40,000
                                              Sari Maltz                       400             40,000
                                              Stephen B. Rockoff               200             20,000

[LAZARD FRERES LETTERHEAD]

                                                                         ANNEX B


                                    JULY 13, 1995


Brite Voice Systems, Inc.
7309 East 21st Street
Wichita, Kansas 67206

Dear Members of the Board:


    We understand that Brite Voice Systems, Inc. ("Brite"), and Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc. and TSL Management Group, Inc. (collectively "TSL") have entered into an Agreement and Plan of Reorganization and Merger dated as of May 24, 1995 (the "Agreement"), pursuant to which Brite will merge with TSL (the "Mergers") with 3,331,000 shares of Brite common stock, no par value per share, being issued to the current TSL shareholders.



    You have requested our opinion as to the fairness, from a financial point of view, to Brite, of the consideration to be paid in the Mergers. In connection with this opinion, we have:



      (i)  Reviewed the financial terms and conditions of the Agreement;

     (ii)  Analyzed certain historical business and financial information relating to Brite, including its Annual Reports  and Forms 10-K for  the three years ended  December
           31, 1994 and its Form 10-Q for the quarter ended March 31, 1995;

    (iii)  Analyzed  certain historical business and  financial information relating to TSL, including financial statements for  the three years ended  December 31, 1994  and the quarter ended March 31, 1995;

     (iv)  Reviewed  various financial forecasts and other data  provided to us by Brite and
           TSL relating to their respective businesses;

      (v)  Held discussions with  members of the  senior managements of  Brite and TSL  with respect  to  the businesses  and prospects  of Brite  and TSL,  respectively, the strategic objectives  of  each and  possible  benefits which  might  be  realized following the Mergers;
     (vi)  Analyzed  the pro forma  impact of the  Mergers on Brite's  financial results and financial condition;

    (vii)  Reviewed public information with respect to  certain other companies in lines  of businesses we believe to be generally comparable to TSL's businesses;

   (viii)  Reviewed the financial terms of certain business combinations involving companies in lines of businesses we believe to be generally comparable to those of TSL;

     (ix)  Reviewed the historical stock prices and trading volumes of Brite's Common Stock;
           and

      (x)  Conducted  such other financial studies, analyses and investigations as we deemed appropriate.


    We have relied upon the accuracy and completeness of the financial and other information provided to us by Brite and TSL and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of Brite or TSL. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Brite and TSL as to the future financial performance of Brite and TSL, respectively. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based.

    Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.


    In rendering our opinion, we have noted in the Agreement that it is expected that the Mergers will be accounted for as a pooling-of-interests. In addition, we have assumed that the Mergers will be consummated on the terms described in the Agreement without any waiver of any material terms or conditions by Brite and that obtaining the necessary regulatory approvals for the Mergers will not have an adverse effect on Brite.



    Lazard Freres & Co. LLC is acting as financial advisor to Brite in connection with the Merger, and we will receive a fee for our services upon the completion of the Merger. Subject to our agreement so to act, Brite has also agreed to appoint us as the placement agent or lead manager for any Brite financing completed prior to April 25, 1997.



    It is understood that this letter may not be disclosed or otherwise referred to without our prior consent, except as may otherwise be required by law or by a court of competent jurisdiction.



    Based on and subject to the foregoing, we are of the opinion that the consideration to be paid in the Mergers is fair to Brite from a financial point of view.


                                          Very truly yours,
                                          LAZARD FRERES & CO. LLC


                                          By: _______/S/ JAMES L. KEMPNER_______
                                                      Managing Director

                                                                         ANNEX C

                       KANSAS DISSENTERS' RIGHTS STATUTE

    17-6712 PAYMENT FOR "STOCK" OF "STOCKHOLDER" OBJECTING TO MERGER OF CONSOLIDATION; "STOCKHOLDER," "STOCK" AND "SHARE" DEFINED; NOTICE TO OBJECTING STOCKHOLDERS; DEMAND FOR PAYMENT; APPRAISAL AND DETERMINATION OF VALUE BY DISTRICT COURT, WHEN; TAXATION OF COSTS; RIGHTS OF OBJECTING STOCKHOLDERS; STATUS OF STOCK; SECTION INAPPLICABLE TO CERTAIN SHARES OF STOCK.

    (a) When used in this section, the word "stockholders" means a holder of record of stock in a stock corporation and also a member of record of a non-stock corporation, the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a non-stock corporation.

    (b) The corporation surviving or resulting from any merger or consolidation, within ten (10) days after the effective date of the merger or consolidation, shall notify each stockholder of any corporation of this state so merging or consolidating who objected thereto in writing and whose shares either were not entitled to vote or were not voted in favor of the merger or consolidation, and who filed such written objection with the corporation before the taking of the vote on the merger or consolidation, that the merger or consolidation has become effective. If any such stockholder, within twenty (20) days after the date of mailing of the notice, shall demand in writing, from the corporation surviving or resulting from the merger or consolidation, payment of the value of his stock, the surviving or resulting corporation shall pay to him, within thirty
(30) days after the expiration of the period of twenty (20) days, the value of his stock on the effective date of the merger or consolidation, exclusive of any element of value arising from the expectation or accomplishment of the merger or consolidation.

    (c)  If during a period  of thirty (30) days  following the period of twenty
(20) days provided for in subsection (b) of this section, the corporation and any such stockholder fail to agree upon the value of such stock, any such stockholder, or the corporation surviving or resulting from the merger or consolidation, may demand a determination of the value of the stock of all such stockholders by an appraiser or appraisers to be appointed by the district court, by filing a petition with the court within four (4) months after the expiration of said thirty-day period.

    (d) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the corporation, which shall file with the clerk of such court, within ten (10) days after such service, a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreement as to the value of their shares have not been reached by the corporation. If the petition shall be filed by the corporation, the petition shall be accompanied by such duly verified list. The clerk of the court shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the corporation and to the stockholders shown upon the list at the addresses therein stated, and notice shall also be given by publishing a notice at least once, at least one week before the day of the hearing, in a newspaper of general circulation in the county in which the court is located. The court may direct such additional publication of notice as it deems advisable. The forms of the notices by mail and by publication shall be approved by the court.

    (e) After the hearing on such petition the court shall determine the stockholders who have complied with the provisions of this section and become entitled to the valuation of and payment for their shares, and shall appoint an appraiser or appraisers to determine such value. Any such appraiser may examine any of the books and records of the corporation or corporations the stock of which he is charged with the duty of valuing, and he shall make a determination of the value of the shares upon such investigation as to him seems proper. The appraiser or appraisers shall also afford a reasonable opportunity to the parties interested to submit to him pertinent evidence on the value of the shares. The appraiser or appraisers, also, shall have the powers and authority conferred upon masters by K.S.A. 60-253.

    (f) The appraiser or appraisers shall determine the value of the stock of the stockholders adjudged by the court to be entitled to payment therefor and shall file a report respecting such value in the office of the clerk of the court, and notice of the filing of such report shall be given by the clerk of the court to the parties in interest. Such report shall be subject to exceptions to be heard before the court both upon the law and facts. The court by its decree shall determine the value of the stock of the stockholders entitled to payment therefor and shall direct the payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto by the surviving or resulting corporation. Upon payment of the judgment by the surviving or resulting corporation, the clerk of the district court shall surrender to said corporation the certificates of shares of stock held by the clerk pursuant to subsection (g). The decree may be enforced as other judgments of the district court may be enforced, whether such surviving or resulting corporation be a corporation of this state or of any other state.

    (g) At the time of appointing the appraiser or appraisers, the court shall require the stockholders who demanded payment for their shares to submit their certificates of stock to the clerk of the court, to be held by said clerk pending the appraisal proceedings. If any stockholder fails to comply with such direction, the court shall dismiss the proceedings as to such stockholder.

    (h) The cost of any such appraisal, including a reasonable fee to and the reasonable expenses of the appraiser, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to such appraisal or any of them as appears to be equitable, except that the cost of giving the notice by publication and by registered mail hereinabove provided for shall be paid by the corporation. The court, on application of any party in interest, shall determine the amount of interest, if any, to be paid upon the value of the stock of the stockholders entitled thereto.

    (i) Any stockholder who has demanded payment of his stock as herein provided shall not thereafter be entitled to vote such stock for any purpose or be entitled to the payment of dividends or other distribution on the stock, except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation, unless the appointment of an appraiser or appraisers shall not be applied for within the time herein provided, or the proceedings be dismissed as to such stockholder, or unless such stockholder with the written approval of the corporation shall deliver to the corporation a written withdrawal of his objections to and an acceptance of the merger or consolidation, in any of which cases the right of such stockholder to payment for his stock shall cease.

    (j) The shares of the surviving or resulting corporation into which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

    (k) This section shall not apply to the shares of any class or series of a class of stock, which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders at which the agreement of merger or consolidation is to be acted on, were either
(1) registered on a national securities exchange, or (2) held of record by not less than two thousand (2,000) stockholders, unless the articles of incorporation of the corporation issuing such stock shall otherwise provide; nor shall this section apply to any of the shares of stock of the constituent corporation surviving a merger, if the merger did not require for its approval the vote of the stockholders of the surviving corporation, as provided in subsection (f) of K.S.A. 17-6701. This subsection shall not be applicable to the holders of a class or series of a class of stock of a constituent corporation if under the terms of a merger of [sic] consolidation pursuant to K.S.A. 17-6701 or 17-6702 such holders are required to accept for such stock anything except (i) stock or stock and cash in lieu of fractional shares of the corporation surviving or resulting from such merger or consolidation, or (ii) stock or stock and cash in lieu of fractional shares of any other corporation, which at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders at which the agreement of merger or consolidation is to be acted on, were either registered on a national securities exchange or held of record by not less than two thousand (2,000) stockholders, or (iii) a combination of stock or stock and cash in lieu of fractional shares as set forth in paragraph (i) and (ii) of this subsection.

                                     PROXY

BRITE VOICE SYSTEMS, INC.         This Proxy is solicited
7309 East 21st Street North       on behalf of the
Wichita, Kansas 67206             Board of Directors

    The undersigned hereby appoints Stanley G. Brannan and Glenn A. Etherington as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Brite Voice Systems, Inc. as held of record by the undersigned on June 30, 1995 at the Special Meeting of Stockholders to be held on August 8, 1995, or any adjournment thereof.

    1. PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (the "Merger Agreement") dated as of May 24, 1995 between Brite Voice Systems, Inc. ("Brite") and Telecom Services Limited (U.S.), Inc., Telecom Services Limited (West), Inc., TSL Software Services, Inc. and TSL Management Group, Inc. (collectively "TSL Companies") and Alan C. Maltz, Scott A. Maltz, Stephen B. Rockoff, and Alan C. Maltz, as Custodian for Sari Maltz and Lori Maltz, to approve the merger of each of the TSL Companies with and into Brite pursuant to the Merger Agreement (the "Mergers") and to approve the issuance of the shares of Brite Common Stock in the Mergers.

            _____FOR            _____AGAINST            _____ABSTAIN

    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                                                 Dated __________________, 1995.
                                                 _______________________________
                                                            Signature
                                                 _______________________________
                                                    Signature if held jointly

                                                   Please mark, date, sign and
                                                 return the proxy card promptly
                                                  using the enclosed envelope.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.